                                 THOMAS S. SMITH
                                 (303) 629-3406
                               FAX (303) 629-3450
                           smith.thomas@dorseylaw.com

                                February 1, 2001

Via Edgar

United States Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

            Re:   Cognigen Networks, Inc.
                  File No. 000-11730
                  Revised Preliminary Proxy Materials for
                  Special Meeting of Shareholders

Ladies and Gentlemen:

      Enclosed for filing are copies of a revised preliminary Notice of Special
Meeting of Shareholders, Proxy Statement and Proxy to be used in connection with a Special Meeting of Shareholders of Cognigen Networks, Inc. ("Company") to be
held in March 2001.  The enclosed preliminary materials have been revised to update the dates contained therein, to revise the range of the stock split that it is proposed the Company's Board of Directors be authorized to effectuate, to indicate that the name of the Company's 2000 Incentive and Nonstatutory Stock
Option Plan has been changed to the 2001 Incentive and Nonstatutory Stock Option
Plan, to update the information contained therein that has changed as a result of the passage of time, to change Note 3 to the Company's financial statements for the fiscal year ended June 30, 2000, and to change Note 5 to the Company's financial statements for the fiscal quarter ended September 30, 2000, as a result of comments contained in the Staff's letter dated January 25, 2001.

      The following is submitted in reply to the Staff's letter dated January 25,
2001:

1.    The Company has revised its three Quarterly Reports on Form 10-QSB and its
Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 and its
Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2001, to incorporate the changes in amortization periods for goodwill and customer databases.  The amended reports will be filed by Friday, February 2, 2001.

2.    The Company has prepared an amendment to its Current Report on Form 8-K to reflect the changes in the historical information and in the assumptions applied in the pro forma adjustments.  The Company will file the amendment to its Current
Report on Form 8-K by Friday, February 2, 2001.

3.    The Company's amendment to its Current Report on 8-K will include the stand-alone interim financial statements for Aquila International
Telecommunications, Inc. which is now named Cognigen Switching Technologies, Inc.

4.    The Company has prepared an amendment to its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000, to include additional disclosure regarding Mr. Jackson's disbarment.  The amendment will be filed by Friday,
February 2, 2001.

      The Company is quite anxious to hold the Special Meeting of Shareholders.
Accordingly, I would appreciate it if you would contact me right away and advise me whether or not the Company can proceed with the mailing.

      Thank you for your cooperation.

                                          Sincerely yours,

                                          Thomas S. Smith

TSS/ajp

cc:   Cognigen Networks, Inc.
          Attn:  Darrel H. Hughes
          Attn:  David L. Jackson

                             COGNIGEN NETWORKS, INC.
                                  SCHEDULE 14A
                                 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_|   Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            COGNIGEN NETWORKS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which the transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3)  Per unit price or other  underlying  value of  transaction  computed

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as  provided  by  Exchange  Act

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                      PRELIMINARY COPY

                             COGNIGEN NETWORKS, INC.
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on March __, 2001

      NOTICE  IS  HEREBY  GIVEN  that  a  Special  Meeting  of  Shareholders   (the
"Meeting") of Cognigen  Networks,  Inc., a Colorado  corporation  (the  "Company"), will be held in the Special Events Room on the Second Floor,  7001 Seaview  Avenue,
NW,  Seattle,  Washington  98117, on  ____________,  March __, 2001, at 10:00 a.m.,
Pacific Time, for the purpose of considering and voting upon proposals to:

(1)  adopt an amendment to Article THIRD of the Articles of Incorporation of the
     Company to delete any reference  contained in the current  Article THIRD to an area of business  in which the  Company no longer  engages and to change the wording of the provision in the current Article THIRD that confers upon the Company all of the rights,  powers and privileges conferred on Colorado corporations;

(2)  adopt an amendment to Article  FOURTH of the Articles of  Incorporation  of
     the Company which,  among other things,  increases the authorized shares of common stock of the Company from 50,000,000 shares to 300,000,000 shares of
     $0.001 par value common stock and  authorizes  20,000,000  shares of no par value preferred stock;

(3)  adopt an amendment to Section  (d)(ii) of Article EIGHTH of the Articles of
     Incorporation  of the  Company  to change  the vote  required  to amend the
     Articles of Incorporation to a majority of a quorum;

(4)  adopt a new Article NINTH of the Articles of  Incorporation  of the Company
     which limits the  liability of the  directors of the Company  under certain circumstances;

(5)  authorize  the Board of  Directors  of the Company to adopt an amendment to the  Company's  Articles  of  Incorporation  at such  time as the  Board of
     Directors   deems  it   appropriate  to  effectuate  a   one-for-seven,   a
     one-for-eight or a one-for-nine reverse split of the Company's  outstanding common  stock,  the exact  reverse  split to be  determined by the Board of
     Directors of the Company; and

(6)  approve the Company's 2001 Incentive and Nonstatutory Stock Option Plan.

     Only  shareholders  of record at the close of business on January 19, 2001, are  entitled to notice of and to vote at the Meeting and at any  adjournment(s)
thereof.

     The enclosed  Proxy is solicited by and on behalf of the Board of Directors of the Company.  All shareholders are cordially invited to attend the Meeting in person.  Whether  you plan to attend or not,  please  date,  sign and return the accompanying proxy in the enclosed return envelope,  to which no postage need be affixed  if mailed in the United  States.  The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    DAVID L. JACKSON, SECRETARY
Seattle, Washington
February __, 2001

                                                PRELIMINARY COPY

                             COGNIGEN NETWORKS, INC.
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH ___, 2001

      This proxy  statement  ("Proxy  Statement") is being  furnished in connection with the  solicitation  of proxies by the Board of Directors of Cognigen  Networks,
Inc.  (the  "Company")  to be  used  at a  Special  Meeting  of  Shareholders  (the
"Meeting") to be held in the Special Events Room on the Second Floor,  7001 Seaview
Avenue,  N.W.,  Seattle,  Washington  98117,  on  ___________,  March ___, 2001, at
10:00 a.m. Pacific Time, and at any adjournment(s) thereof.

      This  Proxy  Statement  and the  accompanying  Proxy  will be  mailed  to the
Company's shareholders on or about February ___, 2001.

                         REVOCATION AND VOTING OF PROXY

      Any person  signing and mailing the enclosed  Proxy may revoke it at any time before  it is  voted  by:  (i)  giving  written  notice  of the  revocation  to the
Company's  corporate  secretary;  (ii)  voting in person at the  Meeting;  or (iii)
voting  again by  submitting  a new proxy card.  Only the latest  dated proxy card, including  one which a person may vote in person at the  Meeting,  will  count.  If not  revoked,  the  Proxy  will be  voted at the  Meeting  in  accordance  with the instructions  indicated  on the Proxy by the  shareholder,  or, if no  instructions
are  indicated,   FOR  the  proposed   amendments  to  the  Company's  Articles  of
Incorporation;  FOR approval of a proposal to  authorize  the Board of Directors of the Company to adopt an amendment to the  Company's  Articles of  Incorporation  at such  time  as the  Board  of  Directors  deems  it  appropriate  to  effectuate  a one-for-two,  a  one-for-three,  a  one-for-four  reverse  split  of the  Company's outstanding  common  stock,  the exact  reverse split to be determined by the Board of Directors of the Company;  and FOR approval of the Company's  2001 Incentive and
Nonstatutory Stock Option Plan.

                               SUMMARY TERM SHEET

      One of the proposals  that will be  considered  and voted upon at the Meeting is a  proposal  to  adopt  an  amendment  to  Article  FOURTH  of the  Articles  of
Incorporation  of the  Company  to  increase  the  Company's  authorized  shares of common  stock.  One of the reasons to increase the Company's  authorized  shares of common  stock is so that the Company can pay the  balance of the  consideration  to be  paid in  connection  with  the  acquisition  of the  assets  of  Inter-American
Telecommunications  Holding  Corporation  ("ITHC").  The  following is a summary of the  transaction.  The summary  does not contain  all the  information  that may be deemed  to  be  important  to a  shareholder.  Each  shareholder  should  carefully review the entire proxy statement to fully  understand the transaction  between the
Company and ITHC.

      Acquisition.

o     Shareholder  Vote.  The  shareholders  of the Company are being asked to vote to approve an amendment  to Article  FOURTH of the  Company's  Articles of
         Incorporation  to  increase  the  number  of  authorized  shares of common stock  of  the  Company  so  that  the  Company  will  be  able  to  issue additional  shares of the  Company's  common  stock to ITHC in  connection with the  acquisition  of all of the  assets of ITHC by the  Company.  The
         Company  currently does not have a sufficient  number of authorized shares of common stock to issue the number of  additional  shares of common stock to which ITHC is entitled.

o     Consideration.  The  consideration  paid and  payable by the  Company to ITHC for the assets consists of:

      -     11,742,953  shares of the  Company's  common  stock that were issued at the first closing;

      -     37,298,444  shares of the Company's  common stock that are to be issued at the second closing; and

      -     the  assumption by the Company of all of the  liabilities  of ITHC that existed on August 20, 1999.

      Percentages Owned by ITHC

      As a result of  ITHC's  receipt  of the  11,742,953  shares of the  Company's common stock from the Company and a previous  purchase of 12,602,431  shares of the
Company's  common stock from four  individuals,  ITHC owned 24,345,384  shares,  or what would have been  approximately  75.0% of the Company's  outstanding  shares of
common  stock  as  of  August  20,   1999.   Subsequently,   150,000   shares  were
transferred  by ITHC to two persons who were  affiliated  with CCRI Corp.  and were instrumental  in CCRI Corp.  assisting the Company in raising  additional  capital.
In May 2000,  ITHC  distributed  the  remaining  24,195,354  shares pro rata to its shareholders.  If the  proposal  to adopt the  amendment  to Article  FOURTH of the
Articles of  Incorporation is approved,  ITHC will receive  37,298,444  shares,  or approximately  44.2% of the Company's then  outstanding  shares of common stock. It is  contemplated  that ITHC will  distribute the 37,298,444  shares pro rata to its shareholders.

      Reason for the Acquisition.

      From 1989 to August 20,  1999,  the Company had no  business  operations  and had been  seeking  a  business  opportunity  to  acquire.  On March 11,  1999,  the
Company  entered into an agreement to acquire all the  outstanding  shares of Price
net.com; however, this agreement was terminated on March 30, 1999.

      On  August  20,  1999,  the  Company  acquired  all of the  assets of ITHC in exchange  for the  Company's  common  stock.  ITHC is  engaged  in  marketing  long distance  telecommunications  services  directly  and  through  the  internet.  The directors  of the  Company  believed  that the  acquisition  of the  assets of ITHC would enable the Company to be actively engaged in an existing,  on-going  business
(not  a  start-up   company)  that  the  directors  of  the  Company  believed  had substantial growth potential.

      Fairness of the Acquisition.

      The then directors of the Company  carefully  considered  the  acquisition of the  assets of ITHC and the number of shares of the  Company's  stock that would be issued to ITHC in connection  with the  acquisition.  The  directors  believed that the Company had found a viable,  on-going  business  (not a start-up  company)  and that  the  number  of  shares  that  the  Company  would  have to  issue  to  ITHC, considering  the fact that the Company was unable to complete an  acquisition  over the past ten years,  was  reasonable  in light of what the  directors  believed was the  potential  for growth of the business  acquired.  The directors did not retain a financial advisor to opine as to the fairness of the transaction.

      Unanimous Director Recommendation.

      The  directors  unanimously  approved  the  transaction  whereby  the Company acquired  the  assets  of ITHC and  recommend  that  the  shareholders  approve  an amendment  to  Article  FOURTH  of  the  Company's  Articles  of  Incorporation  to
increase the  authorized  shares of common stock of the Company so that the Company is able to  issue  the  additional  37,298,444  shares  to  ITHC  to  complete  the acquisition.  There is no penalty  imposed  upon the  Company if the  Company  does not  increase  the  authorized  number  of  shares  to  complete  the  acquisition.
However,  if the  Company  does not  increase  the  authorized  number of shares in order to issue the  additional  shares to ITHC,  ITHC could claim that ITHC did not receive  all of the  consideration  it  was  entitled  to in  connection  with  the acquisition  and  claim  damages  from  the  Company  or  attempt  to  rescind  the transaction.  The  Company  has  been  orally  advised  that  shareholders  holding approximately  50.7% of the  outstanding  shares  of  common  stock of the  Company intend  to vote in favor of  increasing  the  number  of  authorized  shares of the
Company.

      Interest of Directors in the Transaction.

      Just  prior to August  20,  1999,  Jimmy L.  Boswell  and David G. Lucas were directors,  officers and owners of less than 5% of the outstanding  common stock of
ITHC and David L.  Jackson  and his wife were the  directors  and  officers  of the
Company  and David L.  Jackson  was the  owner of less  than 5% of the  outstanding common  stock of ITHC.  Darrell H. Hughes was employed  after August 20, 1999,  and obtained  approximately  10.5%  of the  outstanding  common  stock  of  ITHC.  As a result of being  shareholders of ITHC, Jimmy L. Boswell,  David G. Lucas,  David L.
Jackson  and  Darrell H.  Hughes  will  benefit  from the  additional  shares to be issued to ITHC.

      Contact Information.

      If you have any questions  regarding  this  transaction  or any other matters discussed in this proxy statement, please contact:

      David L. Jackson
      P.O. Box 9345
      Rancho Santa Fe, California  92067-4345

      Further Information.

      For further  information  pertaining to the  transaction  between the Company and  ITHC  and the  proposal  to  adopt  an  amendment  to  Article  FOURTH  of the
Company's  Articles of  Incorporation,  see  "Changes  in Control of the  Company",
"Certain  Information  Pertaining  to the  Company and ITHC" and  "Proposal  Number
Three."

                                VOTING SECURITIES

      Voting rights are vested  exclusively in the holders of the Company's  $0.001 par value  common  stock with each share  entitled to one vote.  Cumulative  voting in the election of  directors  is not  permitted.  Only  shareholders  of record at the close of business on  January 19,  2001,  are entitled to notice of and to vote at the Meeting or any  adjournments  thereof.  On January 19, 2001, the Company had
47,002,547 shares of common stock outstanding.

                           PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

      The following  table sets forth as of January 19, 2001,  the number of shares of the  Company's  outstanding  common  stock  beneficially  owned  by  each of the
Company's  current  directors  and by each  person  who is  expected  to  become  a director  prior to the  Meeting,  sets forth the number of shares of the  Company's common  stock  beneficially  owned  by  all  of  the  Company's  current  executive officers  and  directors  as a group,  and sets  forth the  number of shares of the
Company's  common  stock owned by each person who owned of record,  or was known to own  beneficially,  more than 5% of the outstanding  shares of the Company's common stock,  in both cases  currently  and assuming  additional  shares of the Company's common stock are issued to and distributed by ITHC pro rata to its shareholders:

                                                              Amount and
                                                              Nature of
                                                              Beneficial
                                                              Ownership          Percent of
                                                              Assuming           Class Assuming
                                                              Additional         Additional
                                                              Shares Are         Shares Are
                                                              Issued to and      Issued to and
                              Amount and                      Distributed by     Distributed
                              Nature of                       ITHC Pro Rata      by ITHC
                              Beneficial      Percent of      to its             Pro Rata to Its
Name and Address              Ownership(1)      Class         Shareholders(15)   Shareholders

Jimmy L. Boswell
Suite 304                     2,618,468(3)         5.4%          3,600,003           4.2%
3220 South Higuera Street
San Luis Obispo, CA 93401

Troy D. Carl
6751-B Academy Road, N.E.            -              -                   -              -
Albuquerque, NM 87109

Darrell H. Hughes
Suite 210                     4,148,883(4)         8.5%          8,075,033           9.4%
7001 Seaview Avenue N.W.
Seattle, WA 98117

David L. Jackson
3707 Calle Cortejo            2,460,471(5)         5.1%          3,756,100           4.4%
Rancho Santa Fe, CA 92091

David G. Lucas
Suite 304                     2,618,468(6)         5.4%          3,600,003           4.2%
3220 South Higuera Street
San Luis Obispo, CA
93401

Wilhelm J. Giertsen
Starefossveien                  559,213(2)(7)      1.2%            559,213           0.7%
5019 Bergen
Norway

Mohammed I. Marafi
P.O. Box 104                  2,289,474(2)(8)      4.8%          2,289,474           2.7%
13002 Safat
Kuwait

All current officers and
directors as a group (5      11,844,290(9)        21.7%         21,879,826          23.8%
persons)

Cognigen Corporation
2608 Second Avenue,          12,842,564(10)       27.3%         34,438,663          40.9%
Suite 108
Seattle, Washington 98121

Kevin E. Anderson
2608 Second Avenue,          23,842,864(11)       41.1%         45,438,663          47.7%
Suite 108
Seattle, Washington 98120

Anderson Family Trust #1
2608 Second Avenue,          23,842,864(12)       41.1%         45,438,663          47.7%
Suite 108
Seattle, Washington 98120

Peter Tilyou
2608 Second Avenue,          26,364,156(13)(14)   44.9%         53,553,549          62.2%
Suite 108
Seattle, Washington 98120
   --------------------

      (1)   Except as  indicated  below,  each  person has sole and  voting  and/or investment power over the shares listed.

      (2)   Prior to the meeting,  it  currently  is planned that Messrs.  Giertsen and  Marafi  will  be  appointed  directors  of the  Company  by the  five  current directors of the Company.

      (3)   Includes  1,600,000 shares underlying an option.  Mr. Boswell currently owns  approximately  2.6% of the outstanding  common stock of ITHC. If the proposal to adopt the  amendment  to Article  FOURTH of the  Articles  of  Incorporation  is
approved,  ITHC will be  entitled  to receive  37,298,444  shares of the  Company's common stock.  Mr.  Boswell does not have sole or shared  voting and/or  investment power over the  shares of the  Company's  common  stock  owned by ITHC.  Therefore,
Mr. Boswell  disclaims  beneficial  ownership of the approximate  981,535 shares of the Company's common stock that will be represented by Mr.  Boswell's  ownership of approximately  2.6% of the  outstanding  common stock of ITHC.  The 981,535  shares are not included in the above table.

      (4)   Includes  1,600,000 shares  underlying an option.  Mr. Hughes currently owns  approximately  10.5%  of  the  outstanding  common  stock  of  ITHC.  If  the
proposal  to  adopt  the   amendment   to  Article   FOURTH  of  the   Articles  of
Incorporation  is  approved,  ITHC  will  be  entitled  to  receive  an  additional
37,298,444  shares of the  Company's  common  stock.  Mr. Hughes does not have sole or shared voting and/or  investment  power over the shares of the Company's  common stock owned by ITHC.  Therefore,  Mr. Hughes disclaims  beneficial ownership of the approximate  3,926,150  shares of the  Company's  that will be  represented  by Mr.
Hughes' ownership of approximately  10.5% of the outstanding  common stock of ITHC.
The 3,926,150 shares are not included in the above table.

       (5)  Includes  1,600,000 shares underlying an option.  Mr. Jackson currently owns  approximately  3.5% of the outstanding  common stock of ITHC. If the proposal to adopt the  amendment  to Article  FOURTH of the  Articles  of  Incorporation  is
approved,  ITHC will be  entitled  to receive  37,298,444  shares of the  Company's common stock.  Mr.  Jackson does not have sole or shared  voting and/or  investment power over the  shares of the  Company's  common  stock  owned by ITHC.  Therefore,
Mr. Jackson disclaims beneficial  ownership of the approximate  1,295,629 shares of the Company's common stock that will be represented by Mr.  Jackson's  ownership of approximately  3.5% of the outstanding  common stock of ITHC. The 1,295,629  shares are not included in the above table.

      (6)   Includes  1,600,000  shares  underlying an option.  Mr. Lucas currently owns  approximately  2.6% of the outstanding  common stock of ITHC. If the proposal to adopt the  amendment  to Article  FOURTH of the  Articles  of  Incorporation  is
approved,  ITHC will be  entitled  to receive  37,298,444  shares of the  Company's common  stock.  Mr.  Lucas does not have sole or shared  voting  and/or  investment power over the  shares of the  Company's  common  stock  owned by ITHC.  Therefore,
Mr. Lucas disclaims  beneficial  ownership of the approximate 981,535 shares of the
Company  is common  stock  that will be  represented  by Mr.  Lucas'  ownership  of approximately  2.6% of the  outstanding  common stock of ITHC.  The 981,535  shares are not included in the above table.

       (7)  Includes 25,000 shares owned by Mr. Giertsen's wife.

       (8)  Includes  1,100,000  shares  underlying  a warrant and an option.  Does not  include  1,241,472  shares  owned by  companies  in  which  Mr.  Marafi  has a minority interest.

       (9)  Includes  the shares  specified  in  footnotes  (3),  (4),  (5) and (6)
above.

       (10) Cognigen   Corporation   currently  owns  approximately  57.9%  of  the
outstanding  common  stock of ITHC.  If the  proposal  to adopt  the  amendment  to
Article  FOURTH  of the  Articles  of  Incorporation  is  approved,  ITHC  will  be entitled to receive  37,298,444  shares of the  Company's  common  stock.  Cognigen will  be  entitled  to  receive  21,595,799  of  the  shares.  However,  all of the
37,298,444 shares will be deemed to be beneficially  owned by Cognigen  Corporation
because  Cognigen   Corporation  controls  ITHC.  The  37,298,444  shares  are  not included in the above table.

      (11)  Includes  the  shares  owned by  Cognigen  Corporation  and  11,000,000 shares of the  Company's  common stock  underlying  an option owned by the Anderson
Family Trust #1. Kevin E.  Anderson has the sole voting and  investment  power over the shares of the  Company's  common  stock owned by ITHC.  Kevin E.  Anderson  and members of his family are the  beneficiaries  of the Anderson Family Trust #1 which owns approximately  98.9% of the outstanding common stock of Cognigen  Corporation.
Therefore,  Mr.  Anderson may be deemed to beneficially  own the 13,290,864  shares of the Company's common stock that Cognigen Corporation owns.

      (12)  Represents the  24,290,864  shares that Kevin Anderson may be deemed to beneficially own.

      (13)  Includes  the shares owned by the  Anderson  Family  Trust #1,  915,080 shares owned by Telkiosk,  Inc. and 750,000  shares  underlying  an option owned by
Telkiosk, 1,288,712 shares owned by Combined Telecommunications  Consultancy,  Ltd.
("CTC") and 1,000,000  shares  underlying  an option owned by CTC.  Peter Tilyou is the sole trustee,  but not a beneficiary,  of the Anderson  Family Trust #1. As the
managing   officer/director  of  CTC  and  Telkiosk,  Mr.  Tilyou  has  voting  and investment power over the shares of the Company's common stock  beneficially  owned
by  CTC  and  Telkiosk.   Mr.  Tilyou  is  the  beneficial  owner  of  33%  of  the
outstanding shares of Telkiosk and 25% of the outstanding shares of CTC.

      (14)  The  information  pertaining  to the  shares  of the  Company's  common stock  beneficially  owned by CTC and Telkiosk and the  information  pertaining  to
Peter Tilyou's  relationship  to both and to the Anderson  Family Trust #1 is based on the shareholder  records of the Company and information  provided to the Company by Peter Tilyou.

      (15)  Includes the shares that  Messrs.  Boswell,  Hughes,  Jackson and Lucas and  Cognigen  Corporation  will receive as  shareholders  of ITHC and includes the shares underlying the options as stated above.

                        CHANGE IN CONTROL OF THE COMPANY

      On  August  20,  1999,  the  Company  completed  the  first  closing  of  the acquisition of all of the assets of ITHC in exchange for  29,242,953  shares of the
Company's  common  stock.  On December 27,  1999,  the Company and ITHC agreed that the total  number of shares of the  Company's  common  stock that were to be issued at the first closing was 11,742,953  shares rather than 29,242,953  shares and that the total  number of shares  to be  issued  by the  Company  to ITHC at the  second closing is  37,298,444  shares.  Further,  the  Company and ITHC made it clear that the Company was  acquiring  all of the assets and assuming  all of the  liabilities of ITHC as of August 20, 1999.

      As a result of  ITHC's  receipt  of the  11,742,953  shares of the  Company's common stock and a previous  purchase of 12,602,431  shares of the Company's common stock by ITHC from David L. Jackson,  Patricia A. Jackson,  Karrie R. Jackson,  and
Eric  J.  Sunsvold,   ITHC  owned  24,385,384  shares,  or  what  would  have  been approximately  75% of the  Company's  outstanding  shares of common stock on August
20, 1999.  Subsequently,  150,000  shares were  transferred  by ITHC to two persons who were  affiliated  with  CCRI  Corp.  and who were  instrumental  in CCRI  Corp.
assisting  the  Company in raising  additional  capital.  The  Company  loaned ITHC
$190,000 to  purchase  the  12,602,431  shares.  The loan has not yet been  repaid.
In May 2000,  ITHC  distributed  the  remaining  24,195,384  shares pro rata to its shareholders.  If the  proposal  to adopt the  amendment  to Article  FOURTH of the
Articles of  Incorporation is approved,  ITHC will receive  37,298,444  shares,  or approximately  44.2% of the Company's then  outstanding  shares of common stock. It is  contemplated  that ITHC will  distribute the 37,298,444  shares pro rata to its shareholders.

      Kevin E.  Anderson and his family are  beneficiaries  of the Anderson  Family
Trust  #1  which  owns  approximately  98.9%  of the  outstanding  common  stock of
Cognigen  Corporation.  Cognigen Corporation  currently owns approximately 27.3% of the outstanding  common stock of the Company.  Therefore,  Kevin E. Anderson may be deemed to control the Company.

      The assets of ITHC consisted of  electronically  archived customer data bases
consisting   of   approximately   95,000   individual   residential   and  business
long-distance  telephone service subscriber  accounts;  agency,  reseller and other agreements  and contracts ITHC had with carriers,  switched  resellers,  unswitched resellers,  consolidators or other providers of  long-distance  and local telephone service;  ITHC's accounts receivable,  commissions  receivable,  future commissions that  may be  payable  from any of the  carriers,  switched  resellers,  unswitched resellers,  consolidators or other providers of  long-distance  and local telephone
service;   ITHC's  computer  software,   proprietary   programs  and  applications,
computers,  monitors,  peripherals,  printers,  copiers,  telephone  PABX  systems, office furniture and fixtures,  office leases;  customer data bases, customer lists and print and electronic  records  relating to customers;  ITHC's  inventories  and orders for prepaid telephone cards;  ITHC's new accounts;  ITHC's websites,  pages, links  and  agreements  as well as ITHC's  Internet  domains  and email  addresses;
agreements  with  ITHC's  agents and  subagents;  exclusive  use and control of the name "Cognigen" and its attendant  copyright,  trade name and trademark and service mark  registrations;  ITHC's  intellectual  property;  ITHC's  lines of credit with carriers,  prepaid card providers,  switched  resellers,  switchless  resellers and other providers of local and  long-distance  phone service,  ITHC's cash and all of
the  outstanding  stock  of  Inter-American   Telecommunications   Corporation,   a
non-operating  subsidiary  of  ITHC.  The  audited  balance  sheet  of  ITHC  as of
June 30,  1999, and the audited consolidated  statements of operations,  cash flows and  changes  in  stockholders'  equity  of  ITHC  for the  period  July  24,  1998
(inception)  through  July  30,  1999,  the  audited  balance  sheets  of  Cognigen
Corporation  as of June 30, 1999 and 1998 and the audited  statements of income and retained  earnings and cash flows of Cognigen  Corporation  for the two years ended
June 30,  1999,  the  unaudited  consolidated  balance  sheets of the Company as of
September 30, 2000,  and the unaudited  consolidated  statements of operations  and cash  flows  for the three  months  ended  September  30,  2000 and  1999,  and the audited  consolidated  balance  sheet of the Company as of June 30,  2000,  and the audited consolidated  statements of operations and consolidated  statements of cash flows of the Company  for the year ended  June 30,  2000,  are  attached  hereto as
Exhibit A.

             CERTAIN INFORMATION PERTAINING TO THE COMPANY AND ITHC

      As indicated  under the caption  "Change in Control," on August 20, 1999, the
Company  acquired  all of the assets of ITHC in exchange for  11,742,953  shares of the  Company's  common stock that were issued to ITHC and  distributed  by ITHC pro rata to its shareholders  and 37,298,444  shares of the Company's common stock that will be issued to ITHC only if the  proposal  to adopt  the  amendment  to  Article
FOURTH of the Articles of  Incorporation  is approved at the Meeting.  Prior to the acquisition  of the assets of ITHC,  the Company had no  operations,  no assets and minimal  liabilities.  The audited  balance sheet of ITHC as of June 30, 1999,  and the  audited  consolidated  statements  of  operations,  cash flows and  changes in stockholders'  equity of ITHC for the  period  July 24,  1998  (inception)  through
July 30, 1999, the audited  balance  sheets of Cognigen  Corporation as of June 30,
1999 and 1998 and the audited  statements of income and retained  earnings and cash flows of Cognigen  Corporation and unaudited pro forma financial  information as of
June 30,  1999,  for the  Company,  ITHC and  Cognigen  Corporation  the  unaudited consolidated  balance  sheets of the  Company as of  September  30,  2000,  and the unaudited  consolidated  statements  of  operations  and cash  flows  for the three months ended  September  30, 2000 and 1999,  and the audited  consolidated  balance sheet of the Company as of June 30, 2000, and the audited  consolidated  statements of  operations  and  consolidated  statements  of cash flows of the Company for the year ended June 30, 2000, are attached hereto as Exhibit A.

      The  transaction  between the Company and ITHC was  structured as a stock for assets  transaction  to enable the first closing to be held without the approval of the Company's  shareholders  so that the Company could quickly  become engaged in a business.

      ITHC,  which  was   incorporated  in  July  1998,   acquired  the  assets  it
transferred  to the Company for a total of $1,600,000 in  promissory  notes,  which were  assumed  by the  Company,  and  7,500  shares of ITHC's  common  stock.  ITHC
originally   acquired   the   assets   in  1998   and  1999   from   Inter-American
Telecommunications  Corporation,  Telkiosk,  CTC and Cognigen  Corporation,  all of
which were incorporated in 1998.

      ITHC,  through its  Cognigen  e-commerce  division,  was a major  marketer of
long-distance   telecommunications   services.   Operating   on  the  Internet  via
thousands  of  Web  sites,  the  Cognigen   division  marketed  both  domestic  and
international  long-distance  telephone  service as well as prepaid  calling  cards through a network  of  approximately  40,000  independent  agents to  approximately
157,000 subscribers worldwide.

      Since  1997,  the  Cognigen  division  has  experienced  growth in the retail sales it has made for  third  parties,  in the size of its  agent  force and in the number of  subscribers  it has acquired  and  maintained.  The Cognigen  division's
Internet  presence  operates through  proprietary  programs that provide for a high volume of visits with user friendly  procedures  that allow on-line  fulfillment of service  applications.  Typically,  a Cognigen division subscriber is able to apply for, and obtain,  discount  long-distance  service  within a matter of hours rather than days.

      The  Company  currently  leases  approximately  3,457  square  feet of office space at 7001 Seaview Avenue,  NW, Suite 210, Seattle,  Washington 98117,  pursuant to a lease  that  will  terminate  in  December  2001 and that  currently  requires monthly  rental  payments  of  approximately  $3,025.  The Company  also  currently leases  approximately  1,007 square feet of office space at 6751 Academy Road,  NE,
Suite B,  Albuquerque,  New Mexico 87109,  pursuant to a lease that will  terminate in March 2003 and that currently  requires  monthly  rental  payments of $1,390.49.
The  Company's   subsidiary,   Cognigen   Switching   Technologies,   Inc.,  leases
approximately  1,760  square  feet of office  space at 3220 South  Higuera  Street,
Suite  304,  San Luis  Obispo,  California  93401,  pursuant  to a lease  that will terminate in April 2002 and that  currently  requires  monthly  rental  payments of
$2,832.20.

      ITHC  had 9  employees  at the  time the ITHC  assets  were  acquired  by the
Company.  The employees  became  employees of the Company.  As of January 19, 2001, the Company had 23 full-time  employees  and no part-time  employees.  In addition, as of January 19, 2001, the Company had two consultants.

      The  Company's  common stock is quoted on the NASD OTC  Bulletin  Board under the symbol  "CGNT."  The  following  table sets forth,  for the periods  indicated, the high and low closing bid price  quotations  for the common stock as reported by the National Quotation Bureau,  LLC. Such quotations reflect  inter-dealer  prices, but do  not  include  retail  mark-ups,  mark-downs  or  commissions  and  may  not necessarily represent actual transactions.

                              High Closing      Low Closing
                                  Bid               Bid
                              ------------      -----------

Quarter ended June 30, 2000     $ 1.28125       $   0.75
Quarter ended March 31, 2000      2.625             1.25
Quarter ended December 31,
 1999:                            3.625           0.8125
Quarter ended September 30,
 1999:                            1.00            0.1875

Quarter ended June 30, 1999:    $ 0.30          $  0.125
Quarter ended March 31, 1999:   0.2815           0.03125
Quarter ended December 31,
 1998:                            0.10              0.08
Quarter ended September 30,
 1998:                           0.125            0.0625

      As a result of the  Company's  common  stock  not  being  quoted on Nasdaq or listed on an exchange,  an investor may find it more  difficult to dispose of or to obtain  accurate  quotations as to the market value of the Company's  common stock.
In addition,  the Company is subject to a rule  promulgated  by the  Securities and
Exchange  Commission.  The rule provides that various sales  practice  requirements are  imposed  on  broker/dealers  who sell the  Company's  common  stock to persons other than  established  customers  and  accredited  investors.  For these types of transactions,  the  broker/dealer has to make a special  suitability  determination for the  purchaser  and  have  received  the  purchaser's  written  consent  to the transactions  prior to sale.  Consequently,  the rule may have an adverse effect on the  ability  of  broker/dealers  to sell the  Company's  common  stock,  which may affect the ability of  purchasers  to sell the  Company's  common stock in the open market.

       As of January 19, 2001,  there were  approximately  1,333  holders of record of the  Company's  common  stock.  The number of record  holders  does not  include holders  whose  securities  are  held in  street  name.  The  closing  price of the common  stock on August 20,  1999,  the date of the closing of the  agreement  with
ITHC,  was $0.7187  per share.  The  closing  price of the common  stock on January
19, 2001, was $.20. As of January 19, 2001,  the Company had  47,002,547  shares of common stock outstanding.

      The  Company  has  never  paid  and  does  not  anticipate  paying  any  cash dividends on its common stock in the  foreseeable  future.  The Company  intends to retain  all  earnings  for  use in the  Company's  business  operations  and in the expansion of its business.

                         ACTIONS TO BE TAKEN AT MEETING

      The Meeting has been called by the  directors  of the Company to consider and act upon proposals to:

(1)  adopt an amendment to Article THIRD of the Articles of Incorporation of the
     Company to delete any reference  contained in the current  Article THIRD to an area of business  in which the  Company no longer  engages and to change the wording of the provision in the current Article THIRD that confers upon the Company all of the rights,  powers and privileges conferred on Colorado corporations;

(2)  adopt an amendment to Article  FOURTH of the Articles of  Incorporation  of
     the Company which,  among other things,  increases the authorized shares of common stock of the Company from 50,000,000 shares to 300,000,000 shares of
     $0.001 par value of common stock and authorizes 20,000,000 shares of no par value preferred stock;

(3)  adopt an amendment to Section  (d)(ii) of Article EIGHTH of the Articles of
     Incorporation  of the  Company  to change  the vote  required  to amend the
     Articles of Incorporation to a majority of a quorum;

(4)  adopt a new Article NINTH of the Articles of  Incorporation  of the Company
     which limits the  liability of the  directors of the Company  under certain circumstances;

(5)  authorize  the Board of  Directors  of the Company to adopt an amendment to the  Company's  Articles  of  Incorporation  at such  time as the  Board of
     Directors   deems  it   appropriate  to  effectuate  a   one-for-seven,   a
     one-for-eight or a one-for-nine reverse split of the Company's  outstanding common  stock,  the exact  reverse  split to be  determined by the Board of
     Directors of the Company; and

(6)  approve the Company's 2001 Incentive and Nonstatutory Stock Option Plan.

      The holders of  one-third  of the  outstanding  shares of common stock of the
Company  present at the  Meeting in person or  represented  by proxy  constitute  a quorum.  To be  approved,  the  proposals  specified  in items (1) through (5) must receive  the  affirmative  vote  of a  majority  of the  outstanding  shares.  If a
quorum  is  present,   the  proposal   specified  in  item  (6)  must  receive  the
affirmative  vote of a majority of the shares  represented in person or by proxy at the Meeting and  entitled to vote  thereon.  Where  brokers  have not  received any instruction  from their  clients on how to vote on a particular  proposal,  brokers are  permitted to vote on routine  proposals  but not on  nonroutine  matters.  The absence of votes on  nonroutine  matters are  "broker  nonvotes."  Abstentions  and broker  nonvotes will be counted as present for purposes of  establishing a quorum, will be counted as present for  purposes of the  proposals  and will count as votes against all of the proposals.

                             EXECUTIVE COMPENSATION

      The  following  table  provides   certain   information   pertaining  to  the
compensation  paid by the Company and its  subsidiaries  during the Company's  last three  fiscal years for services  rendered by Jimmy L.  Boswell,  Darrell H. Hughes and David L.  Jackson,  all of whom were chief  executive  officers  of the Company during the fiscal year ended June 30, 2000.

                                    Annual Compensation
                                                                     Long Term
                                                                     Compensation
                                                                     Awards
                     Fiscal                             Other
Name and             Year                               Annual       Securities    All Other
Principal            Ended                              Compen-      Underlying    Compensa-
Position             June 30,     Salary($)   Bonus($)  sation($)    Options(#)    tion($)

David L. Jackson     2000         $ 29,000    --  --    --  --       1,600,000(a)  $24,000(b)
 President and       1999         --  --      --  --    --  --       --  --        --  --
 Treasurer of the    1998         --  --      --  --    --  --       --  --        --  --
 Company until
 August 20, 1999,
 and Vice
 President
 and Secretary
 thereafter

Jimmy L. Boswell     2000         $103,333    --  --    --  --       1,600,000(a)  -- --
President and        1999         --  --      --  --    --  --       --  --        -- --
Chief Operating      1998         --  --      --  --    -- --        --  --        -- --
Officer of the
Company from
August 20, 1999
through June 30,
2000

Darrell H. Hughes    2000         $ 88,542    --  --    --  --       1,600,000(a)  --  --
President since      1999         --  --      --  --    --  --       --  --        --  --
July 2000 and        1998         --  --      --  --    --  --       --  --        --  --
Chief Executive
Officer since
October 13, 1999

      (a)   On August 25,  1999,  Messrs.  Jackson,  Boswell  and Hughes  were each granted a five year option to purchase  1,600,000  shares of the  Company's  common stock  at an  exercise  price of  $0.46.  Each  option  is  currently  exercisable.
However,  the Company does not have a sufficient  number of shares for such persons to be  able  to  exercise  their  options.  The  Company  is  requesting  that  its shareholders  approve an amendment to the Company's  Articles of  Incorporation  to increase the number of shares the Company is authorized to issue.

      (b)   The $24,000 was paid as consulting  fees prior to the time Mr.  Jackson became an employee of the Company.

                       OPTION GRANTS TO EXECUTIVE OFFICERS

      The following  tables sets forth the individual  grants of stock options made by the Company  during the  Company's  fiscal year ended June 30, 2000,  to Messrs.
Jackson, Boswell and Hughes:

                    Number of    Percent of
                    Securities   Total Options
                    Underlying   Granted to
                    Options      Employees in
Name                Granted      Fiscal Year    Exercise Price  Expiration Date

David L. Jackson    1,600,000          25%              $0.46    8/25/2004

Jimmy L. Boswell    1,600,000          25%              $0.46    8/25/2004

Darrell H. Hughes   1,600,000          25%              $0.46    8/25/2004

      The following  table  provides  information  with respect to the  unexercised options to purchase the  Company's  common stock held by Messrs.  Jackson,  Boswell and Hughes as of June 30, 2000, the end of the Company's last fiscal year.

                  Number of Securities
                  Underlying Unexercised            Value of Unexercised In-the-Money
                  Options at Fiscal Year            Options at Fiscal Year End
Name              End Exercisable/Unexercisable     Exercisable/Unexercisable

David L. Jackson  1,600,000 / 0                     $846,000 / $0

Jimmy L. Boswell  1,600,000 / 0                     $846,000 / $0

Darrell H. Hughes 1,600,000 / 0                     $846,000 / $0

      (1)   Calculated by  multiplying  the  difference  between the exercise price and the closing bid price of $1.00 per share on June 30,  2000,  by the  applicable shares.  Does not give consideration to commissions or other market conditions.

      Messrs.  Jackson,  Boswell  and  Hughes  did  not  exercise  any  options  to purchase  shares of the  Company's  common  stock during the fiscal year ended June
30, 2000.

                               PROPOSAL NUMBER ONE

            APPROVAL OF THE ADOPTION OF AN AMENDMENT TO ARTICLE THIRD
  OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO DELETE ANY REFERENCE TO AN
 AREA OF BUSINESS IN WHICH THE COMPANY NO LONGER ENGAGES AND TO CHANGE THE WORDING
 THAT CONFERS UPON THE COMPANY ALL OF THE RIGHTS POWERS AND PRIVILEGES CONFERRED
                            ON COLORADO CORPORATIONS

      Article THIRD of the Company's  Articles of Incorporation  currently reads as follows:

            "THIRD:     (a)   Purposes.  The  nature,  objects  and  purposes
      for  which  the   corporation   is  organized  are  to  engage  in  the
      manufacture,  assembly,  licensing  and  sale  of  cellular  radio  and communications  equipment and  accessories,  to engage generally in the cellular  communications  business,  to  invest  in real  and  personal property,  and to engage in any other lawful  activity  permitted under the laws of the State of Colorado,  whether or not  connected  with any of the foregoing  objects and purposes,  which is calculated,  directly or  indirectly,  to promote  the  interests  of the  corporation  or to enhance the value of its property.

                        (b)   Powers.   In   furtherance   of  the  foregoing
      purposes  the  corporation  shall  have  and  may  exercise  all of the
      rights,   powers,  and  privileges  now  or  hereafter  conferred  upon corporations  organized  under the laws of Colorado.  In  addition,  it
      may   do   everything   necessary,   suitable   or   proper   for   the
      accomplishment of any of its corporate purposes."

      The Board of  Directors  of the  Company  is  recommending  Article  THIRD be revised to read as follows:

            "THIRD:  The  corporation  shall have and may exercise all of the
      rights,   powers  and  privileges  now  or  hereafter   conferred  upon
      corporations  organized  under the laws of Colorado.  In addition,  the corporation  may do  everything  necessary,  suitable or proper for the accomplishment  of any of its corporate  purposes.  The corporation may conduct  part  or all of its  business  in any  part of  Colorado,  the
      United  States or the world and may  hold,  purchase,  mortgage,  lease and convey real and personal property in any of such places."

      The Board of Directors is  recommending  the change in Article  THIRD because the Company is no longer  engaged in the business as set forth in paragraph  (a) of the current  Article  THIRD.  Under the  Colorado  Business  Corporation  Act,  the
Company  is  not  required  to set  forth  any  specific  business  purpose  in its
Articles of  Incorporation  and the  proposed  Article  THIRD  provides a statement similar to the statement  contained in paragraph  (b) of the current  Article THIRD of the  Company's  Articles of  Incorporation  in that it confers  upon the Company all of the  rights,  powers and  privileges  conferred  on  corporations  organized under the laws of Colorado.

      The Company  has been orally  advised  that Jimmy L.  Boswell,  Troy D. Carl,
Darrell H.  Hughes,  David L.  Jackson,  David G. Lucas,  Wilhelm  Giertsen and his
wife, Mohammed I. Marafi,  Cognigen  Corporation,  Telkiosk,  CTC and two employees of a wholly  owned  subsidiary  of the  Company,  Reginald  W.  Einkauf and John D.
Miller,  intend to vote their total 23,846,069  shares,  or approximately  50.7% of the shares  entitled to be voted at the meeting,  for the adoption of the amendment to Article  THIRD of the Articles of  Incorporation  of the  Company.  As a result, the amendment to Article THIRD should be adopted.

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  THE  SHAREHOLDERS  VOTE  FOR THE
ADOPTION OF THE  AMENDMENT  TO ARTICLE  THIRD OF THE ARTICLES OF  INCORPORATION  OF
THE COMPANY AS SET FORTH ABOVE.

                               PROPOSAL NUMBER TWO

   APPROVAL OF THE ADDITION OF AN AMENDMENT TO ARTICLE FOURTH OF THE ARTICLES
     OF INCORPORATION OF THE COMPANY WHICH among other things, increases the authorized shares of common stock of the Company from 50,000,000 shares to
       300,000,000 shares of $0.001 par value common stock and authorizes
                20,000,000 shares of no par value preferred stock

      The Board of Directors  of the Company is  recommending  that Article  FOURTH of the Company's Articles of Incorporation be revised to read as follows:

            "FOURTH     (a)   The  aggregate   number  of  shares  which  the
      corporation  shall have  authority  to issue is  300,000,000  shares of
      $0.001 par value common stock ("Common  Stock") and  20,000,000  shares of no par value preferred stock ("Preferred Stock").

                        (b)   Each  holder  of Common  Stock of record  shall
      have  one  vote  for  each  share  of  Common  Stock  standing  in  the shareholder's  name on the books of the  corporation  and  entitled  to vote,  except that in the election of  directors  each holder of Common
      Stock  shall have as many votes for each share of Common  Stock held by the  shareholder  as there are  directors  to be elected  and for whose election the shareholder has a right to vote.  Cumulative  voting shall not be  permitted  in the  election  of  directors  or  otherwise.  All holders of Common  Stock shall vote  together as a single  class on all matters as to which holders of Common Stock shall be entitled to vote.

                        (c)   Shares of  Preferred  Stock may be issued  from
      time to time  in one or more  series  as the  Board  of  Directors  may determine,  without shareholder approval, as hereinafter provided.  The
      Board  of   Directors   is  hereby   authorized,   by   resolution   or
      resolutions,  to provide from time to time, out of the unissued  shares of  Preferred  Stock not then  allocated  to any  series  of  Preferred
      Stock,  for a series  of  Preferred  Stock.  Before  any  shares of any such  series of  Preferred  Stock are  issued,  the Board of  Directors shall (i) fix and determine,  and is hereby expressly  empowered to fix
      and  determine,  by  resolution,  or  resolutions,   the  designations,
      powers,  preferences,  relative  participating,   optional,  and  other
      special rights,  qualifications,  limitations, and restrictions, of the shares of such series and (ii) make such  filings and  recordings  with respect  thereto  as  required  by the  Colorado  Business  Corporation
      Act.  Each series of  Preferred  Stock shall be given a  distinguishing designation.

            The  Board  of  Directors  is  expressly  authorized  to vary the provisions  relating  to the  foregoing  matters  between  the  various series of Preferred  Stock.  All shares of  Preferred  Stock of any one series  shall be  identical  in all  respects  with all  shares of such series,  except  that  shares of any one  series  issued  at  different times may  differ  as to the dates  from  which any  dividends  thereon shall be payable and, if cumulative, shall cumulate.

            Unless otherwise provided in the resolution,  or resolutions,  of the Board of Directors  providing for the issuance thereof,  the number
      of  authorized   shares  of  any  series  of  Preferred  Stock  may  be
      increased  or  decreased  (but not below the  number of shares  thereof then  outstanding)  by  resolution,  or  resolutions,  by the  Board of
      Directors and  appropriate  filing and recording to the extent required by the  Colorado  Business  Corporation  Act.  In case  the  number  of shares of any such series of Preferred  Stock shall be  decreased,  the shares  representing such decrease shall,  unless otherwise provided in the  resolution,  or resolutions,  of the Board of Directors  providing
      for  the  issuance  thereof,   resume  the  status  of  authorized  but
      unissued  shares of Preferred  Stock,  undesignated  as to series,  and may be reissued  as part of such series or as part of any other  series of Preferred Stock.

            Unless otherwise provided in the resolution,  or resolutions,  of the Board of Directors  providing for the issuance  thereof,  shares of any series of  Preferred  Stock  that  shall be issued  and  thereafter acquired  by the  corporation  through  purchase,  redemption  (whether through the  operation  of a sinking  fund or  otherwise),  conversion, exchange,  or  otherwise  shall  have  the  status  of  authorized  and unissued  shares of Preferred  Stock,  undesignated  as to series,  and may be reissued  as part of such series or as part of any other  series of Preferred Stock.

                        (d)   No  holder of any  shares  of the  corporation,
      whether  now or  hereafter  authorized,  shall have any  preemptive  or
      preferential   right  to  acquire  any  shares  or  securities  of  the
      corporation,  including  shares or  securities  held in the treasury of the corporation."

      The  Board  of  Directors  is  proposing   that  the  Company   increase  the
authorized  shares of its  common  stock  from  50,000,000  shares  to  300,000,000 shares of $0.001 par value common stock and authorize  20,000,000  shares of no par value  preferred  stock.  The relative  rights and  limitations of the  outstanding common  stock  would  remain  unchanged.  As is  provided  in the  current  Article
FOURTH,  the common stock and preferred  stock do not and would not have preemptive rights and  cumulative  voting is not and would not be permitted in the election of directors.

      As of January 19,  2001,  the Company had  47,002,547  shares of common stock issued and  outstanding.  In  addition,  as described  under  "Change in Control of the  Company,"  the  Company  has  agreed to issue  ITHC an  additional  37,298,444 shares of the  Company's  common stock at such time as the Company has a sufficient number  of  shares  of  common  stock  authorized  to be  able  to  consummate  the issuance.  The Company  currently  does not have a sufficient  number of authorized shares of common  stock to issue the number of  additional  shares of common  stock to which  ITHC is  entitled.  The  agreement  does not  contain  a  penalty  if the
Company  violates  this  agreement.  However,  if the Company does not increase the authorized  number of shares in order to issue the additional  shares to ITHC, ITHC could claim that ITHC did not receive all of the  consideration  it was entitled to in connection  with the  acquisition  and claim damages from the Company or attempt to  rescind  the  transaction.  The  Company  has  agreed  to issue  an  additional
2,200,000  shares  of  the  Company's  common  stock  to  unaffiliated  parties  as finders' fees when the Company issues the additional  37,298,444  shares.  Further, the Company  currently has  outstanding  options to purchase  32,400,000  shares of the  Company's  common  stock and  warrants  to  purchase  1,500,000  shares of the
Company's   common  stock  that  cannot  be  exercised  until  the  Company  has  a sufficient  number of shares of common  stock  authorized  to enable the Company to issue shares upon the exercise of the options and warrants.

     The proposed  increase in the authorized  common stock has been recommended by the  Board of  Directors  to assure  that an  adequate  supply of  authorized unissued  shares is available  for the above needs and for such things as future stock  dividends  or stock  splits or  issuances  upon the  exercise  of options granted under the  Company's  proposed 2001  Incentive  and  Nonstatutory  Stock
Option Plan ("2001 Plan").  The additional  authorized shares of common stock or preferred  stock  could also be used for such  purposes  as  raising  additional capital for the  operations of the Company or acquiring  other  businesses.  The terms of any series of preferred stock to be issued will be dependent largely on market  conditions and other factors  existing at the time of issuance and sale.
Although the Company is discussing its needs for  additional  capital with third parties, there are currently no definitive arrangements relating to the infusion of additional capital that would result in the issuance of any of the additional shares of common  stock  proposed to be  authorized  or any shares of  preferred stock. Such shares would be available for issuance without further action by the shareholders.

     Under proposed Article FOURTH of the Articles of  Incorporation,  the Board
of Directors will have the authority to issue authorized shares of the preferred
stock  in  series  and  to  fix  the  number,  designations,   relative  rights,
preferences and limitations of the shares of each series,  subject to applicable law and the  provisions  of the proposed  Article  FOURTH.  The authority of the
Board of Directors  includes the right to fix for each series the dividend rate, redemption price, liquidation rights, sinking fund provisions, conversion rights and voting rights.

     The issuance of  additional  shares of common  stock may have,  among other things,  a dilutive  effect on  earnings  per share and on the equity and voting power of  existing  holders  of  common  stock.  Until  the  Board of  Directors determines the specific  rights,  preferences  and  limitations of any shares of preferred stock to be issued,  the actual effects on the holders of common stock of the  issuance of such shares  cannot be  ascertained.  However,  such effects might  include  restrictions  on  dividends  on the common stock if dividends on preferred stock are in arrears, dilution of the voting power of the common stock to the  extent  that any  series of  preferred  stock  has  voting  rights,  and reduction of amounts  available on  liquidation  as a result of any  liquidation preference granted to any series of preferred stock.

     The issuance of  additional  shares of common stock by the Company also may potentially have an  anti-takeover  effect by making it more difficult to obtain shareholder  approval  of  various  actions,  such as a  merger  or  removal  of management.  Issuance of authorized shares of preferred stock could also make it more difficult to obtain shareholder approval of such actions as a merger, bylaw change,  removal of a director,  or amendment  of the Articles of  Incorporation described below, particularly in light of the power of the Board of Directors to specify  certain rights and preferences of the preferred  stock,  such as voting rights,  without shareholder approval.  All series of the preferred stock having voting  rights and the common  stock would vote  together  as one class,  unless otherwise  required by law.  Under the Colorado  Business  Corporation  Act, the
holders of preferred  stock would  generally be entitled to vote separately as a class upon any  proposed  amendment to the  Articles of  Incorporation  or other
corporate   action,   such  as  a  merger,   which  would  effect  an  exchange,
reclassification  or cancellation of all or a portion of such preferred stock or otherwise affect the preferences or relative rights of the preferred stock.

     The  increase in  authorized  shares of common stock and  authorization  of preferred stock has not been proposed for an  anti-takeover-related  purpose and the Board of Directors and management  have no knowledge of any current  efforts to obtain control of the Company or to effect large  accumulations of its common stock.

     Section (d) of the revised Article FOURTH is the same as section (e) of the current Article FOURTH except that the heading has been deleted from section (d)
of the revised Article FOURTH.

     In addition to increasing  the number of shares of authorized  common stock and authorizing  shares of preferred  stock, the revised Article FOURTH does not include  two  provisions  that are in the  current  Article  FOURTH.  The  first provision that is not included in the revised Article FOURTH reads as follows:

            "(f)  Distribution   in   Liquidation.   Upon  any   liquidation,
      dissolution  or  winding  up  of  the  Company,  and  after  paying  or adequately  providing  for  the  payment  of all its  obligations,  the remainder  of the  assets  of the  corporation  shall  be  distributed, either  in cash or in  kind,  pro  rata to the  holders  of the  common stock."

      Section  7-114-105 of the Colorado  Business  Corporation  Act provides  what happens upon the  dissolution of a Colorado  corporation so that Section (f) of the current Article FOURTH is not necessary.

      The second  provision  that is not  included  in the revised  Article  FOURTH reads as follows:

            "(g)  Partial  Liquidation.  The  Board of  Directors  may,  from time to time,  distribute to the  shareholders in partial  liquidation, out of  stated  capital,  or  capital  surplus  of the  corporation,  a
      portion  of  its  assets,   in  cash  or   property,   subject  to  the
      limitations contained in the statutes of Colorado."

      Section   7-106-401  of  the  Colorado   Business   Corporation  Act  governs
distributions  to  shareholders  so that Section (g) of the current  Article FOURTH is not necessary.

      The Company  has been orally  advised  that Jimmy L.  Boswell,  Troy D. Carl,
Darrell H.  Hughes,  David L.  Jackson,  David G. Lucas,  Wilhelm  Giertsen and his
wife, Mohammed I. Marafi,  Cognigen  Corporation,  Telkiosk,  CTC and two employees of a wholly  owned  subsidiary  of the  Company,  Reginald  W.  Einkauf and John D.
Miller,  intend to vote their total 23,846,069  shares,  or approximately  50.7% of the shares  entitled to be voted at the  meeting,  in favor of the  adoption of the amendment to Article  FOURTH of the Articles of  Incorporation  of the Company.  As
a result, the amendment to Article FOURTH should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE FOR THE ADOPTION
OF THE AMENDMENT TO ARTICLE  FOURTH TO THE ARTICLES OF  INCORPORATION  AS SET FORTH
ABOVE.

                              PROPOSAL NUMBER THREE

           APPROVAL OF THE ADOPTION OF AN AMENDMENT TO SECTION (d)(ii)
 OF ARTICLE EIGHTH OF THE ARTICLES OF INCORPORATION TO CHANGE THE VOTE REQUIRED TO
          AMEND THE ARTICLES OF INCORPORATION TO A MAJORITY OF A QUORUM

      Section   (d)(ii)   of  Article   EIGHTH  of  the   Company's   Articles   of
Incorporation currently reads as follows:

            "(ii) When,   with   respect   to  any  action  to  be  taken  by
      shareholders  of this  Corporation,  the laws of  Colorado  require the vote or  concurrence  of the holders of two-thirds  of the  outstanding shares,  of the shares  entitled  to vote  thereon,  or of any class or series,  such  action  may be  taken by the  vote or  concurrence  of a majority of such shares or class or series thereof."

      The Board of Directors of the Company is  recommending  that Section  (d)(ii)
of Article EIGHTH be revised to read as follows:

            "(ii) Except as bylaws  adopted by the  shareholders  may provide for a greater voting  requirement  and except as is otherwise  provided by the Colorado  Business  Corporation  Act with respect to action on a plan of merger or share exchange,  on the disposition of  substantially all of the property of the  corporation,  on the granting of consent to
      the   disposition   of  property  by  an  entity   controlled   by  the
      corporation  and on the  dissolution  of the  corporation,  action on a matter  other than the  election of  directors  is approved if a quorum exists  and if the votes  cast  favoring  the  action  exceed the votes cast  opposing  the action.  Any bylaw  adding,  changing or deleting a greater quorum or voting  requirement for  shareholders  shall meet the same  quorum  requirement  and be adopted by the same vote  required to take  action  under the quorum and voting  requirements  then in effect or proposed to be adopted, whichever are greater."

      If the  amendment  to  Section  (d)(ii)  of Article  EIGHTH is  adopted,  one change will be that  abstentions will be treated as abstentions  whereas  currently abstentions  are treated as negative  votes.  Currently,  for those proposals where the  affirmative  vote of  two-thirds  of the  outstanding  shares is required,  an abstention  is not an  affirmative  vote and,  therefore,  is treated as a negative vote.  Under the  proposed  amendment,  the vote on an action  other than an action set forth in the  proposed  Section  (d)(ii) of the Article  EIGHTH will be able to be approved if the votes cast  favoring the action  exceed the votes cast  opposing the  action.  Abstentions  will have no effect on the vote  because  they will only be  counted  to  determine  whether  or not a  quorum  exists  and not as  negative votes.  The  proposed  Section  (d)(ii)  will make it easier  for the  holders of a block of the common stock of the Company to approve a proposal.

      If the amendment to Section  (d)(ii) of Article  EIGHTH is adopted,  the only other  substantive  change will be that  amendments  to the  Company's  Articles of
Incorporation  will be able to be  adopted  by a  majority  of a  quorum,  which is currently  one-third of the  outstanding  shares,  rather than having to be adopted by a majority of the  outstanding  shares.  If adopted,  the  amendment  to Section
(d)(ii)  will make it easier for the holders of a  controlling  block of the common stock of the Company to adopt  amendments to the Articles of  Incorporation  of the
Company  that could be  detrimental  to the other  shareholders.  The  amendment to
Section  (d)(ii) of Article  EIGHTH of the  Articles of  Incorporation  will enable the  Company,  as a public  company,  to more easily  obtain the vote  necessary to adopt an amendment to the Company's Articles of Incorporation in the future.

      Under the  Colorado  Business  Corporation  Act,  amendments  to  articles of incorporation  require  the  approval  of the  holders  of a  majority  of a quorum unless the articles of  incorporation,  bylaws adopted by the  shareholders  or the persons  proposing the amendment  require a greater  vote.  The Company's  Articles of  Incorporation  currently  require  the vote of a  majority  of the  outstanding shares of common stock of the Company to amend,  repeal or adopt  provisions to the
Articles of  Incorporation.  The  requirement  set forth in the Company's  Articles of  Incorporation  was in accordance with the Colorado  Corporation  Code which was replaced by the Colorado Business Corporation Act in 1994.

      It is proposed to amend the  Company's  Articles of  Incorporation  to permit the  stockholders  from time to time to amend the Articles of  Incorporation by the affirmative  vote of the  holders  of a majority  of a quorum  present at a meeting rather  than a  majority  of the  outstanding  shares  of  common  stock.  Assuming adoption of the proposed  amendment,  future amendments would generally require the affirmative  vote of 16.7% of the  outstanding  shares of common  stock  instead of the currently  required  50.1% vote,  thus reducing by 33.4% the  stockholder  vote required for amendments.

      The  Board  of  Directors   believes  that  the  proposed  reduction  in  the
stockholder  vote  requirement  for amending the  Articles of  Incorporation  would offer the Company  greater  flexibility  and ease in taking  advantage of corporate
developments   which  may  be  in  the  best  interests  of  the  Company  and  its stockholders.  The  reduced  voting  requirement  could also  enable the Company to effect future  amendments to the Articles of  Incorporation  at a lower cost to the
Company   by   reducing   proxy   solicitation   expenses   and   management   time
requirements.

      Although  the  Board  of  Directors   does  not  consider  the  amendment  an
anti-takeover  measure,  the  proposed  amendment  could be viewed  as  having  the effects of such a measure  because the adoption of the reduced  voting  requirement may increase the likelihood  that the Board of Directors  could obtain  stockholder approval  for  anti-takeover  amendments  to the  Articles of  Incorporation.  Such amendments,  if  proposed  and  adopted,  could  have the  effect of  enabling  the
Company to  discourage  or make more  difficult  an  attempt  by another  person to remove  incumbent  management or to acquire control of the Company in a transaction which a majority  of  stockholders  might deem in their  best  interests.  However, the  Company's  Board of Directors  believes that such  possibilities  at this time are  remote  and that the  advantages  in  making  it  easier  and less  costly  in soliciting  stockholder  approval  of actions  which might be proposed by the Board of Directors outweighs any possible anti-takeover impact.

      The Company  has been orally  advised  that Jimmy L.  Boswell,  Troy D. Carl,
Darrell H.  Hughes,  David L.  Jackson,  David G. Lucas,  Wilhelm  Giertsen and his
wife, Mohammed I. Marafi,  Cognigen  Corporation,  Telkiosk,  CTC and two employees of a wholly  owned  subsidiary  of the  Company,  Reginald  W.  Einkauf and John D.
Miller,  intend to vote their total 23,846,069  shares,  or approximately  50.7% of the shares  entitled to be voted at the  meeting,  in favor of the  adoption of the amendment to Section  (d)(ii) of Article  EIGHTH of the  Articles of  Incorporation
of the Company.  As a result, the amendment to Article EIGHTH should be adopted.

      THE BOARD OF  DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE IN FAVOR OF THE
ADOPTION OF THE AMENDMENT TO SECTION  (d)(ii) OF ARTICLE  EIGHTH OF THE ARTICLES OF
INCORPORATION OF THE COMPANY AS SET FORTH ABOVE.

                              PROPOSAL NUMBER FOUR

             APPROVAL OF THE ADOPTION OF A NEW ARTICLE NINTH TO THE
  ARTICLES OF INCORPORATION WHICH LIMITS THE LIABILITY OF THE DIRECTORS OF THE
                       COMPANY UNDER CERTAIN CIRCUMSTANCES

      The Board of  Directors of the Company is  recommending  that the Articles of
Incorporation of the Company be amended to add the following Article NINTH:

            "NINTH:  A director of the  corporation  shall not be  personally liable to the corporation or to its  shareholders  for monetary damages for breach of fiduciary  duty as a director.  However,  this  provision shall  not  eliminate  or limit  the  liability  of a  director  to the corporation  or to its  shareholders  for  monetary  damages  otherwise existing  for (i) any breach of the  director's  duty of loyalty to the corporation  or to its  shareholders;  (ii)  acts or  omissions  not in good  faith  or  which  involve  intentional  misconduct  or a  knowing violation  of law;  (iii) acts  specified  in Section  7-108-403 of the
      Colorado  Business  Corporation  Act, as it may be amended from time to time;  or (iv) any  transaction  from which the  director  directly  or indirectly  derived any  improper  personal  benefit.  If the  Colorado
      Business  Corporation  Act is  hereafter  amended to eliminate or limit further  the  liability  of  a  director,  then,  in  addition  to  the elimination  and  limitation  of  liability  provided by the  preceding sentence,  the  liability  of each  director  shall  be  eliminated  or limited  to the  fullest  extent  permitted  by the  Colorado  Business
      Corporation  Act as so  amended.  Any  repeal or  modification  of this
      Article NINTH shall not  adversely  affect any right or protection of a director of the  corporation  under this  Article  NINTH,  as in effect immediately  prior to such repeal or modification,  with respect to any liability that would have accrued,  but for this Article  NINTH,  prior to such  repeal  or  modification.  Nothing  contained  herein  will be construed  to  deprive  any  director  of the  director's  right to all defenses  ordinarily  available to a director nor will anything  herein be  construed  to deprive any  director of any right the  director  may have for contribution from any other director or other person."

      Section 7-108-402 of the Colorado  Business  Corporation Act permits Colorado
corporations   to  include  in  their   articles  of   incorporation   a  provision
eliminating or limiting the personal  liability of directors to the  corporation or its  shareholders  for monetary  damages for certain breaches of the fiduciary duty
of  directors.   This  section  is  intended,  among  other  things,  to  encourage qualified  individuals  to serve as  directors  of Colorado  corporations.  Article
NINTH is  designed  to take  advantage  of this  section of the  Colorado  Business
Corporation Act.

      In  performing  their  duties,   directors  of  a  Colorado  corporation  owe
fiduciary  obligations to the corporation  they serve and its  shareholders.  These fiduciary  obligations  include  the  duty of  care  and the  duty of  loyalty.  In simple terms,  the duty of care requires that  directors  exercise the care that an ordinary  prudent person would exercise  under similar  circumstances  and the duty of  loyalty  prohibits  faithlessness  and  self-dealing.  The  so-called  business judgment rule is a specific  application  of this  directorial  standard of conduct to a situation  where,  after  reasonable  investigation,  disinterested  directors adopt a course of  action  which,  in good  faith,  they  honestly  and  reasonably believe will benefit the corporation.

      The  business  judgment  rule was and is designed to protect  directors  of a corporation  from personal  liability to the  corporation  or its  shareholders  if
their  business   decisions  are   subsequently   challenged.   This  rule  shields
corporate  decision  makers  and their  decisions  where the five  elements  of the rule--a business decision,  disinterestedness,  due care, good faith and no abuse of discretion  are  present.  However,  as a practical  matter,  due to the expense of defending  lawsuits and the  frequency in which  unwarranted  litigation is brought against  directors  and  officers  of  corporations,  and  due  to  the  inevitable uncertainties  with respect to the  application of the business  judgment rule to a particular set of facts and  circumstances,  directors of a corporation must either rely upon  indemnity from or insurance  procured by the  corporation to defend such lawsuits.  Therefore,  although the business judgment rule protects  directors from personal  liability to the corporation and its shareholders,  unless such indemnity provisions  and/or  insurance are available,  directors could find themselves faced with the extraordinary  expense of defending  themselves in litigation brought by a shareholder  who  questions  a  decision  of a  director  based  upon an  objective after-the-fact examination of the facts and circumstances.

      The  Colorado   legislature  has  recognized  that  insurance  and  indemnity provisions  are often a  condition  of an  individual's  willingness  to serve as a director of a Colorado  corporation.  The Colorado  Business  Corporation  Act has, for some  time,  specifically  permitted  corporations  to  provide  indemnity  and procure  insurance  for  its  directors.  An  existing  Article  of  the  Company's
Articles  of  Incorporation  presently  provides  for  the  indemnification  of the
directors  of  the  Company.   However,   changes  in  the  market  for  directors'
liability  insurance  have  resulted in the  unavailability  for  directors of many
corporations   from  obtaining  any  meaningful   liability   insurance   coverage.
Additionally,  insurance  carriers have, in many cases,  increased premiums to such
an  extent  that  the  cost  of  obtaining   such   insurance   becomes   extremely
prohibitive.  Moreover,  current  policies  often exclude  coverage for areas where service  of  qualified  directors  is most  needed.  The high  cost  and  sometimes unavailability  of meaningful  directors'  liability  insurance is  attributable to some  degree  to a number  of  factors  which  include,  among  other  things,  the granting of significant damage awards.

      Although the Company has obtained  $2,000,000  of insurance  coverage for the
Company's  directors,  the  proposed  addition of Article  NINTH to the Articles of
Incorporation  is designed to assure that the Company's  current  directors and its future  directors  are  protected  to at least  the same  extent  they  would be if additional  insurance  coverage  were  made  available.  Due to the  fact  that the
Company  is acting as a  self-insuror  for  amounts  in excess of  $2,000,000  with respect to director  liability  coverage,  the  Company's  assets and equity are at risk if there should ever be a large  damage  award for which the  directors of the
Company would be entitled to indemnification from the Company.

      Proposed  Article  NINTH  would  protect  the  Company's   directors  against
personal  liability  for  breach of their  fiduciary  obligations  to the  Company, including  their duty of care.  Under  Colorado  law,  absent the  adoption  of the proposed  Article  NINTH,  directors of the Company would continue to be liable for negligent  violations of their fiduciary  duties.  If adopted by the  shareholders, proposed  Article NINTH would absolve the directors of liability for  negligence in
the  performance  of  their  duties,   including  gross  negligence.   One  of  the
principal  effects of the adoption of the proposed  Article NINTH would be that the
Company's  shareholders  would be giving up a cause of action against a director of the Company for breach of  fiduciary  duty,  including  but not limited to a breach resulting from making  grossly  negligent  business  decisions  involving  takeover proposals  for the  Company.  In effect,  directors  would not be required to prove that  their  decisions  are  protected  by the  business  judgment  rule.  However, directors  would remain  liable for breaches of their duty of loyalty,  for any act of  omission  not in good  faith  or which  involves  intentional  misconduct  or a knowing  violation of law and for any transaction from which the directors  derived an improper  personal  benefit or for the payment of a dividend in violation of the
Colorado Business  Corporation Act.  Furthermore,  the proposed Article NINTH would not eliminate or limit  liability of directors  arising in  connection  with causes of action brought under the federal securities laws.

      While the  proposed  Article  NINTH  provides  directors  of the Company with protection  from damages for breaches of their duty of care,  it does not eliminate the directors'  duty of care.  Accordingly,  the proposed  Article NINTH would have no effect on the  availability  of  equitable  remedies  such as an  injunction  or rescission  based  upon a  director's  breach of the duty of care.  As a  practical
matter,   however,  such  equitable  remedies  may  be  inadequate.   Finally,  the
proposed  Article NINTH would apply only to claims  against a director  arising out of his or her role as a director of the  Company and would not apply,  if he or she is also an  officer,  to his or her role as an  officer  or in any  other  capacity other than that of a director of the Company.

      There  has  never  been  any  litigation  involving  the  Company's  Board of
Directors  or its  individual  members  in their  capacities  as  directors  of the
Company nor are such persons aware that any such litigation is threatened.

      The Board of Directors of the Company  believes  that the possible  inability
of  the  Company  to  provide  additional   directors'  liability  insurance  at  a
reasonable cost may in the future have a damaging  effect on the Company's  ability to recruit  and obtain  highly  qualified  independent  directors.  Therefore,  the
Company's  Board of  Directors  believes  that the  Company  should take every step available,  such as the adoption of Article NINTH,  to assure that the Company will be able to  attract  the  best  possible  directors  in the  future.  The  proposed
Article  NINTH is  consistent  with the  Colorado  Business  Corporation  Act.  The primary  purpose  of  Article  NINTH  and the  reason it is being  recommended  for adoption by the  shareholders  is to ensure that the  Company  will  continue to be able to attract  individuals  of the  highest  quality  and ability to serve as its directors  and  officers.  In  addition,  each member of the Board of  Directors of the Company has a personal  interest  in seeing the  limited  liability  provisions contained  in  the  proposed  Article  NINTH  adopted  even  though,  as  explained previously, there is a potential detriment to the Company's shareholders.

      The Company  has been orally  advised  that Jimmy L.  Boswell,  Troy D. Carl,
Darrell H.  Hughes,  David L.  Jackson,  David G. Lucas,  Wilhelm  Giertsen and his
wife, Mohammed I. Marafi,  Cognigen  Corporation,  Telkiosk,  CTC and two employees of a wholly  owned  subsidiary  of the  Company  Reginald  W.  Einkauf  and John D.
Miller,  intend to vote their total 23,846,069  shares,  or approximately  50.7% of the shares  entitled to be voted at the meeting,  in favor of the adoption of a new
Article NINTH of the Articles of  Incorporation  of the Company.  As a result,  the new Article NINTH should be adopted.

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  THE  SHAREHOLDERS  VOTE  FOR THE
ADOPTION OF A NEW ARTICLE  NINTH OF THE  ARTICLES OF  INCORPORATION  OF THE COMPANY
AS SET FORTH ABOVE.

                              PROPOSAL NUMBER FIVE

                 AUTHORIZATION OF BOARD OF DIRECTORS TO ADOPT AN
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
   AT SUCH TIME AS THE BOARD OF DIRECTORS DEEMS IT APPROPRIATE TO EFFECTUATE A
 ONE-FOR-SEVEN, A ONE-FOR-EIGHT OR A ONE-FOR-NINE REVERSE SPLIT OF THE COMPANY'S
 OUTSTANDING COMMON STOCK, THE EXACT REVERSE SPLIT TO BE DETERMINED BY THE BOARD
                           OF DIRECTORS OF THE COMPANY

      The Company's  common stock trades on the  Over-The-Counter  Bulletin  Board.
The  Company's  Board of Directors  believes  that it would be  beneficial  for the
Company  and its  shareholders  if the  Company's  common  stock is  listed  on the
Nasdaq SmallCap Market in the future.

      In order to be listed on the Nasdaq  SmallCap  Market,  the Company will have to meet several  requirements.  One of these  requirements is that the common stock have a minimum bid price of $4.00 per share.  As of January 19,  2001,  the closing bid  price of the  common  stock was $.20 per  share.  As a  result,  the  Company, based on the recent bid price of the Company's  common stock,  would not be able to have its common stock eligible to be listed on the Nasdaq  SmallCap  Market without the  Company  effectuating  a reverse  split in a  sufficient  amount to attempt to assure that the  Company's  common stock would have a minimum bid price of at least
$4.00  per  share.  The  Board  of  Directors  believes  that  it  is in  the  best interests  of the  Company's  shareholders  that  the  Company's  common  stock  be included on the Nasdaq  SmallCap Market or another  securities  trading market at a strategic  time in the  future.  Accordingly,  in  anticipation  of such  strategic time,  the Board of Directors has requested  that the  shareholders  of the Company authorize  the Board of Directors to adopt an amendment to the  Company's  Articles of  Incorporation  at such time as the Board of Directors  deems it  appropriate to effectuate a  one-for-seven,  a  one-for-eight  or a one-for-nine  reverse split of the  Company's  outstanding  common stock in such manner as is deemed  necessary by the  Board of  Directors  in order  for the  Company  to be  listed  on the  Nasdaq
SmallCap  Market or to obtain a listing on another  trading  system of the NASD,  a national  securities  exchange or another  securities trading market as selected by the Board of Directors  in its sole  discretion.  If such  authority is provided to the Board of  Directors,  it will enable the Board of  Directors  to  effectuate  a one-for-seven,  a  one-for-eight  or a one-for-nine  reverse split of the Company's outstanding  common stock without  further  action by the  shareholders  and enable the Company to  expeditiously  effectuate  a reverse  split for the  aforementioned purposes.  Any  fractional  shares  resulting  from any reverse stock split will be rounded up to the next whole share.

      The Board of Directors  further  believes that the  relatively  low per-share market price of the common stock may impair the  acceptability  of the common stock to certain  institutional  investors  and other  members of the  investing  public.
Theoretically,  the number of shares outstanding should not, by itself,  affect the marketability  of the stock,  the type of investor who acquires it or the Company's reputation in the financial  community.  In practice  this is not  necessarily  the case, as certain  investors view low-priced  stock as unattractive  or, as a matter of policy, are precluded from purchasing  low-priced  shares. In addition,  certain brokerage  houses,  as a matter of policy,  will not extend margin credit on stocks trading  at  low  prices.  On  the  other  hand,  certain  other  investors  may be
attracted  to  low-priced   stock  because  of  the  greater   trading   volatility
associated with such securities.

      The amount of a reverse  split and the date when a reverse  split will occur, if at all,  will be  determined  by the Board of Directors in its sole  discretion.
The  reverse  stock  split  will  result in each  shareholder  of  record,  as of a specific  record  date  to be  determined  by the  Board  of  Directors,  owning  a proportionately  smaller  number  of shares  with the end  result  being  that each shareholder  maintains the  proportionate  number of shares in the Company's common stock  that  each  shareholder  owned  prior  to  such  reverse  stock  split.  For example,  with each of the following  numbers used for hypothetical  purposes only, if a shareholder owned 1,000,000 shares of the 47,002,547  shares  outstanding on a record date  determined  by the Board of  Directors,  and if the Board of Directors
effectuates a  one-for-seven  reverse split stock,  then  subsequent to the reverse stock  split,  such  shareholder  would own  142,858  shares  out of the approximate
6,714,650 shares  outstanding.  Similarly,  the same shareholder  would own  125,000 shares of the approximate 5,875,319  shares  outstanding  or 111,112  shares out  of the approximate 5,222,506  shares outstanding  if the Board of Directors effectuates a one-for-eight or  a one-for-nine  reverse  split,  respectively.  The  shareholder would  maintain the same percentage  ownership  interest in the  outstanding  common
stock both prior to and  subsequent to the  hypothetical  reverse  stock splits.   A
reverse  stock  split  effectuated  by  the Board of Directors would not, by itself, result in any taxable distributions or any dilution to the shareholders.

      As mentioned  above,  the closing bid price of the Company's  common stock on
January 19,  2001,  was  $.20 per  share.  Assuming  the  Board  of  Directors  had effectuated a  one-for-seven  reverse  split as of January 19, 2001,  theoretically the  closing  price that day would have been  $1.40 per share.  Assuming  the Board of Directors  had  effectuated  a  one-for-eight  reverse  split or a  one-for-nine reverse  split as of January 19,  2001,  theoretically  the closing  price that day
would  have  been  $1.60  or  $1.80,  respectively.   The  aforementioned  are  for
illustration  purposes  only.  There are no assurances  that the  Company's  common stock would trade after a reverse  split at a price  directly  proportional  to the price that the common  stock traded at prior to the reverse  split.  In most cases, the public  trading  price of a security  after a reverse split will be less than a price that is proportional to the price before the reverse split.

      The  Board of  Directors  believes  that  giving  authority  to the  Board of
Directors  to  effectuate  a  one-for-seven,  a  one-for-eight  or  a  one-for-nine reverse  split at such time as the Board of Directors  deems it  appropriate  is in the best  interests  of the Company and its  stockholders.  The Board of  Directors will not effectuate  any such reverse split with a view to, or in connection  with, any plan or purpose of  effecting a  transaction  specified  in Rule 13e-3  adopted under the Securities Exchange Act of 1934.

      The Company  has been orally  advised  that Jimmy L.  Boswell,  Troy D. Carl,
Darrell H.  Hughes,  David L.  Jackson,  David G. Lucas,  Wilhelm  Giertsen and his
wife, Mohammed I. Marafi,  Cognigen  Corporation,  Telkiosk,  CTC and two employees of a wholly  owned  subsidiary  of the  Company,  Reginald  W.  Einkauf and John D.
Miller,  intend to vote their total 23,846,069  shares,  or approximately  50.7% of the shares entitled to be voted at the meeting,  in favor of the  authorization  of the Board of Directors to adopt an  amendment to the Articles of  Incorporation  to effectuate  a  one-for-seven,  a  one-for-eight  or a  one-for-nine  reverse  stock split.  As a result,  the proposal to authorize  the Board of Directors to adopt an amendment  to the  Articles of  Incorporation  to  effectuate  a  one-for-seven,  a one-for-eight or a one-for-nine reverse stock split should be adopted.

      THE BOARD OF  DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE IN FAVOR OF
THE  AUTHORIZATION  OF THE BOARD OF DIRECTORS TO ADOPT AN AMENDMENT TO THE ARTICLES
OF   INCORPORATION   TO  EFFECTUATE,   A   ONE-FOR-SEVEN,   A  ONE-FOR-EIGHT  OR  A
ONE-FOR-NINE REVERSE STOCK SPLIT.

                              PROPOSAL NUMBER SIX

   APPROVAL OF 2001 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN THAT RESERVES
            5,000,000 SHARES OF COMMON STOCK FOR THE GRANT OF OPTIONS

Summary

      The  Company's  Board of Directors is  recommending  the adoption of the 2001
Incentive  and  Nonstatutory  Stock  Option Plan (the "2001  Plan").  A copy of the
2001 Plan is  attached to this Proxy  Statement  as Exhibit B. The  following  is a brief  summary of the 2001 Plan,  which is  qualified  in its entirety by reference to Exhibit B.

      Options  granted  under  the  2001  Plan  may be  either  nonstatutory  stock
options   ("Nonstatutory   Options")  or  incentive   stock   options   ("Incentive
Options").  The  purpose  of the  2001  Plan is to  advance  the  interests  of the
Company,  its  shareholders  and  its  subsidiaries  by  encouraging  and  enabling selected  officers,  directors,  employees  and  consultants  of the Company,  upon whose  judgment,  initiative  and effort the Company is largely  dependent  for the successful  conduct of its business,  to acquire and retain a proprietary  interest in the Company by ownership of its stock through the exercise of stock options.

Amount of Common Stock Subject to Options Under the 2001 Plan

      The 2001 Plan provides for the grant of stock  options  covering an aggregate of 5,000,000  shares of common  stock.  The  aggregate  5,000,000  shares of common stock is subject to equitable  adjustments for any stock  dividends,  stock splits, reverse stock splits,  combinations,  recapitalizations,  reclassifications  or any other  similar  changes  which may be  required in order to prevent  dilution.  Any option which is not exercised  prior to expiration  or which  otherwise  terminates will thereafter be available for further grant under the 2001 Plan.

Administration of the 2001 Plan

      The  2001  Plan  may  be  administered  by the  Board  of  Directors  or by a committee  appointed  by the Board of  Directors  consisting  of not fewer than two non-employee  members of the Board of Directors (the  "Committee").  Subject to the
conditions  set forth in the 2001 Plan,  the Board of  Directors  or the  Committee
has full and final  authority  to  determine  the number of shares  represented  by each option,  the  individuals  to whom and the time or times at which options will be granted and be  exercisable,  their exercise prices and the terms and provisions of the  respective  agreements  to be entered into at the time of grant,  which may vary.  The 2001  Plan is  intended  to be  flexible  and a  significant  amount  of discretion  is vested in the Board of  Directors or the  Committee  with respect to all aspects of the options to be granted under the 2001 Plan.

Participants

      Nonstatutory  Options  may be  granted  under the 2001 Plan to any person who is or who agrees to become an  officer,  director,  employee or  consultant  of the
Company  or any of its  subsidiaries.  Incentive  Options  may be  granted  only to persons  who  are  employees  of the  Company  or any  of its  subsidiaries.  As of
January  19,  2001,  the  Company  and  its  subsidiaries   had   approximately  23
employees.  The  participants  will  not  be  required  to pay  any  sums  for  the granting of options,  but may be  required  to pay the  Company for  extending  the options.  No Options have been granted under the 2001 Plan.

Exercise Price

      The exercise  price of each  Nonstatutory  Option granted under the 2001 Plan will be  determined  by the  Board of  Directors  or the  Committee.  The  exercise price of each  Incentive  Option  granted under the 2001 Plan will be determined by the  Board of  Directors  or the  Committee  and will in no event be less than 100%
(110% in the case of a person  who owns  directly  or  indirectly  more than 10% of the common  stock) of the fair  market  value of the shares of common  stock on the date of grant.  The  payment  of the  exercise  price of an  option  may be made in cash or shares  of  common  stock,  as more  fully  described  under  "Exercise  of
Options".  Fair market  value will be  determined  by the Board of Directors or the
Committee in accordance with the 2001 Plan and such  determination  will be binding upon the  Company and upon the holder.  The  closing  price of the common  stock on
January 19, 2001 was $.20 per share.

Terms of Options

      Options  may be granted  for a term of up to 10 years (five years in the case of  Incentive  Options  granted to a person who owns  directly or  indirectly  more than 10% of the Company's  outstanding  common stock),  which may extend beyond the term of the 2001 Plan.

Exercise of Options

      The terms  governing  the  exercise  of options  granted  under the 2001 Plan will be  determined  by the Board of  Directors or the  Committee,  which may limit the number of options  exercisable  in any period.  Payment of the  exercise  price upon  exercise  of an option may be made in any  combination  of cash and shares of common  stock,  including  the  automatic  application  of shares  of common  stock received  upon  exercise of an option to satisfy the exercise  price of  additional options  (unless  the Board of  Directors  or the  Committee  provides  otherwise).
Where  payment is made in common  stock,  such common stock will be valued for such purpose at the fair market value of such shares on the date of exercise.

Nontransferability

      Incentive  Options  granted  under  the  2001  Plan are not  transferable  or assignable,  other  than by  will or the  laws of  descent  and  distribution  and, during the  lifetime of the holder,  options  are  exercisable  only by the holder.
Nonstatutory Options do not have to contain restrictions on transferability.

Termination of Relationship

      Except as the Board of Directors or the  Committee  may  expressly  determine otherwise,  if the holder of an  Incentive  Option  ceases to be  employed by or to have another  qualifying  relationship  (such as that of director) with the Company or  any of its  subsidiaries  other  than  by  reason  of  the  holder's  death  or permanent  disability,  all Incentive Options granted to such holder under the 2001
Plan  will  terminate   immediately,   except  for  Incentive  Options  which  were
exercisable  on the  date of  such  termination  of  relationship  which  Incentive
Options  will  terminate  three  months  after  the  date  of such  termination  of relationship,  unless  such  Incentive  Options  specify by their  terms an earlier
expiration  or   termination   date.  In  the  event  of  the  death  or  permanent
disability  of the holder of an Incentive  Option,  options may be exercised to the extent  that the holder  might have  exercised  the options on the date of death or permanent  disability  for a period of up to 12 months  following the date of death or permanent  disability,  unless by their terms the options  expire before the end of such 12 month period.

Amendment and Termination of the 2001 Plan

      The  Board  of  Directors  may at any time  and  from  time to time  amend or terminate the 2001 Plan, but may not,  without the approval of the  shareholders of
the  Company   representing   a  majority  of  the  voting   power   present  at  a
shareholder's  meeting or represented and entitled to vote thereon, or by unanimous written consent of the  shareholders,  (i) increase the maximum number of shares of common stock  subject to options  which may be granted  under the 2001 Plan,  other than in  connection  with  an  equitable  adjustment,  (ii)  change  the  class  of employees  eligible for  Incentive  Options,  or (iii) make any material  amendment under the 2001 Plan that must be approved  by the  Company's  shareholders  for the
Board of Directors to be able to grant  Incentive  Options  under the 2001 Plan. No amendment or  termination  of the 2001 Plan by the Board may alter or impair any of the rights  under any  option  granted  under the 2001 Plan  without  the  holder's written consent.

Effective Date and Term of the 2001 Plan

      Options  may be granted  under the 2001 Plan  during its 10 year term,  which will commence on the date of the Meeting.

Material Federal Income Tax Consequences

      The following  discussion of the federal income tax  consequences is based on the Company's  belief after  consultation  with the  Company's  tax  advisors.  The
Company  has not  obtained  an  opinion  from  legal  counsel  with  respect to the following matters.

      Incentive  Options.  The  Company  believes  that with  respect to  Incentive
Options  granted under the 2001 Plan, no income  generally will be recognized by an optionee  for federal  income tax purposes at the time such an option is granted or at the time it is exercised.  If the optionee  makes no  disposition  of the shares so received  within two years from the date the  Incentive  Options was granted and one year from the receipt of the shares  pursuant to the exercise of the  Incentive
Option,  the optionee will generally  recognize long term capital gain or loss upon the  disposition  of the  shares  of  common  stock  issued  upon  exercise  of the
Incentive Option.

      If the optionee  disposes of shares of common  stock  acquired by exercise of an Incentive  Option before the expiration of the applicable  holding  period,  any amount realized from such a disqualifying  disposition  will be taxable as ordinary income in the year of  disposition  generally  to the extent that the lesser of the fair  market  value of the  shares  of  common  stock on the  date the  option  was exercised  or the fair  market  value at the time of such  disposition  exceeds the exercise  price.  Any  amount  realized  upon such a  disposition  in excess of the fair market value of the shares of common  stock on the date of exercise  generally will be treated as long term or short term capital  gain,  depending on the holding period of the shares.  A disqualifying  disposition  will include the use of shares of common stock acquired upon exercise of an Incentive  Option in  satisfaction  of the exercise  price of another option prior to the  satisfaction  of the applicable holding period.

      The Company will not be allowed a deduction  for federal  income tax purposes at the time of the  grant or  exercise  of an  Incentive  Option.  At the time of a disqualifying  disposition  by an  optionee,  the  Company  will be  entitled  to a deduction  for  federal  income tax  purposes  equal to the  amount  taxable to the optionee as  ordinary  income in  connection  with such  disqualifying  disposition
(assuming that such amount constitutes reasonable compensation).

      Nonstatutory   Options.   The   Company   believes   that  the   grant  of  a
Nonstatutory  Option  under the 2001 Plan will not be  subject  to  federal  income tax. Upon exercise,  the optionee  generally will recognize  ordinary  income,  and the Company will be entitled to a  corresponding  deduction for federal  income tax purposes  (assuming that such  compensation is  reasonable),  in an amount equal to the excess of the fair  market  value of the shares of common  stock on the date of exercise over the exercise  price.  Gain or loss on the  subsequent  sale of shares of common stock  received on exercise of a  Nonstatutory  Option  generally will be long term or short term  capital gain or loss,  depending on the holding  period of the shares.

      The Company  has been orally  advised  that Jimmy L.  Boswell,  Troy D. Carl,
Darrell H.  Hughes,  David L.  Jackson,  David G. Lucas,  Wilhelm  Giertsen and his
wife, Mohammed I. Marafi,  Cognigen  Corporation,  Telkiosk,  CTC and two employees of a wholly  owned  subsidiary  of the  Company,  Reginald  W.  Einkauf and John D.
Miller, intend to vote their total 23,846,069  shares,  or  approximately  50.7% of the shares  entitled to be voted at the  meeting,  in favor of the  approval of the
2001  Incentive  and  Nonstatutory  Stock  Option  Plan.  As  a  result,  the  2001
Incentive and Non-statutory Stock Option Plan should be approved.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE FOR THE APPROVAL
OF THE 2001 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.

                              SHAREHOLDER PROPOSALS

      Proposals  of  shareholders  intended  to be  presented  at the  next  Annual
Meeting of  Shareholders  must be received by the Company within a reasonable  time prior to the time the  Company  begins to print and mail the  proxy  materials  for such Meeting.

                             SOLICITATION OF PROXIES

      The cost of soliciting proxies,  including the cost of preparing,  assembling and mailing  this proxy  material to  shareholders,  will be borne by the  Company.
Solicitations  will be made only by use of the mails,  except that, if necessary to
obtain  a  quorum,   officers  and  regular  employees  of  the  Company  may  make solicitations  of proxies by  telephone  or  electronic  facsimile  or by  personal calls.  Brokerage  houses,  custodians,  nominees and fiduciaries will be requested to  forward  the  proxy  soliciting  material  to  the  beneficial  owners  of  the
Company's  shares held of record by such  persons and the  Company  will  reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

      The  Company's  Board  of  Directors  does  not  know  of any  matters  to be presented  at the Meeting  other than the matters  set forth  herein.  If any other business  should come before the Meeting,  the persons  named in the enclosed  form of Proxy will vote such Proxy according to their judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    DAVID L. JACKSON, SECRETARY

Seattle, Washington
February ___, 2001

                                          PRELIMINARY COPY

                                      PROXY

                             COGNIGEN NETWORKS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH ___, 2001

      The undersigned  hereby  constitutes and appoints Darrell H. Hughes and David
L.  Jackson,  and each of them,  the true and lawful  attorneys  and proxies of the undersigned with full power of substitution  and appointment,  for and in the name, place  and  stead  of  the  undersigned,  to  act  for  and  to  vote  all  of  the undersigned's  shares of $0.001 par value common stock ("common stock") of Cognigen
Networks,  Inc, a Colorado  corporation  (the  "Company") at the Special Meeting of
Shareholders  (the  "Meeting") to be held in the Special  Events Room on the Second
Floor,  7001  Seaview  Avenue,  NW,  Seattle,   Washington  98117,  on  __________,
March ___,  2001, at 10:00 a.m.,  Pacific Time, and at all  adjournment(s)  thereof for the following purposes:

      (1)   adoption  of  an  amendment  to  Article   THIRD  of  the  Articles  of
Incorporation  of the  Company to delete any  reference  contained  in the  current
Article  THIRD to an area of business  in which the  Company no longer  engages and to change the wording of the  provision in the current  Article  THIRD that confers upon the Company all of the rights,  powers and  privileges  conferred  on Colorado corporations;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (2)   adoption  of  an  amendment  to  Article  FOURTH  of  the  Articles  of
Incorporation  of the Company which,  among other things,  increases the authorized shares  of common  stock of the  Company  from  50,000,000  shares  to  300,000,000 shares of $0.001 par value  common  stock and  authorizes  20,000,000  shares of no par value preferred stock;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (3)   adoption of an  amendment to Section  (d)(ii) of Article  EIGHTH of the
Articles of  Incorporation  of the Company to change the vote required to amend the
Articles of Incorporation to a majority of a quorum;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (4)   adoption of a new Article  NINTH of the  Articles of  Incorporation  of
the Company  which  limits the  liability  of the  directors  of the Company  under certain circumstances;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (5)   approval  of a proposal  to  authorize  the Board of  Directors  of the
Company to adopt an amendment to the Company's  Articles of  Incorporation  at such
time  as  the  Board  of   Directors   deems  it   appropriate   to   effectuate  a
one-for-seven,  a  one-for-eight  or a one-for-nine  reverse split of the Company's outstanding  common  stock,  the exact  reverse split to be determined by the Board of Directors of the Company; and

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (6)   approval of the 2001 Incentive and Nonstatutory Stock Option Plan.

                                    [  ] FOR
                                    [  ] AGAINST
                                    [  ] ABSTAIN

      The  undersigned  hereby  revokes any  proxies as to said  shares  heretofore given by the  undersigned  and ratifies and  confirms all that said  attorneys  and proxies lawfully may do by virtue hereof.

      THE  SHARES  REPRESENTED  BY THIS  PROXY  WILL BE VOTED AS  SPECIFIED.  IF NO
SPECIFICATION  IS MADE, THEN THE SHARES  REPRESENTED BY THIS PROXY WILL BE VOTED AT
THE MEETING FOR THE ITEMS LISTED ABOVE.

      The  undersigned  hereby  acknowledges  receipt  of  the  Notice  of  Special
Meeting of Shareholders and the Proxy Statement furnished therewith.

Dated and Signed:  ______________, 2001

                              Signature(s)    should   agree   with   the   name(s)
                              stenciled    hereon.    Executors,    administrators,
                              trustee,  guardians and attorneys  should so indicate
                              when  signing.  Attorneys  should  submit  powers  of
                              attorney.

                                   EXHIBIT A

                            COGNIGEN NETWORKS, INC.

                 Unaudited Consolidated Statements of Operations

                                                                  Three Months Ended
                                                                     September 30,
                                                            -----------------------------
                                                                1999              2000
                                                            ------------       ----------
                                                                      (Restated)
Revenue
  Prepaid cards and pins .............................   $    445,090    $    181,212
  Call back and switching services ...................           --           118,792
  Commissions ........................................        445,133         871,647
  Allowances .........................................         (5,379)          5,059
                                                         ------------    ------------
   Total revenue .....................................        884,844       1,176,710
                                                         ------------    ------------

Operating expenses
  Prepaid cards and pins .............................        302,637         130,830
  Call back and switching services ...................           --           129,569
  Marketing Commissions ..............................        345,043         457,217
  Sales, general and administrative ..................      6,547,289       1,026,672
                                                         ------------    ------------
   Total operating expenses ..........................      7,194,969       1,744,288
                                                         ------------    ------------

Loss from operations .................................     (6,310,125)       (567,578)

Other income (expense)
  Interest expense ...................................        (35,550)        (19,650)
                                                         ------------    ------------

Loss before income taxes .............................     (6,345,675)       (587,228)

Income taxes .........................................           --              --
                                                         ------------    ------------

Net loss .............................................   $ (6,345,675)   $   (587,228)
                                                         ============    ============

Loss per common share - basic and diluted ............   $       (.26)   $       (.01)
                                                         ============    ============

Weighted average number of common shares outstanding -
 basic and diluted ...................................     24,123,524      84,278,991
                                                         ============    ============

           See notes to unaudited consolidated financial statements.

                            COGNIGEN NETWORKS, INC.

                      Unaudited Consolidated Balance Sheet

                                                                  June 30,      September 30,
                                                                    2000            2000
                                                                 ------------    ------------
                                                                                   (Restated)
                                         Assets
Current assets
  Cash .......................................................   $    717,344    $    275,630
  Accounts receivable, net of allowance for doubtful .........         61,046         215,392
  Commissions receivable, net of allowance for doubtful ......        538,163         676,795
  Employee receivable ........................................          1,661           2,957
  Inventory ..................................................        133,486         128,229
  Other current assets .......................................        417,028         473,450
                                                                 ------------    ------------
      Total current assets ...................................      1,868,728       1,772,453

Property, plant and equipment, net of accumulated
 depreciation of $363,121 at June 30, 2000 and $430,592
 at September 30, 2000 .......................................        486,291         422,472
                                                                 ------------    ------------

Other assets
  Deposits and other assets ..................................         88,552         100,867
  Goodwill, net ..............................................      3,655,017       3,506,103
  Customer databases, net of $300,000 and $375,000 of ........      1,000,000         925,000
  Deferred tax asset - non current ...........................           --              --
                                                                 ------------    ------------
      Total other assets .....................................      4,743,569       4,531,970
                                                                 ------------    ------------

Total assets .................................................   $  7,098,588    $  6,726,895
                                                                 ============    ============

                          Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable ...........................................   $     97,420    $    198,423
  Other accrued liabilities ..................................        108,324          88,561
  Interest payable ...........................................        239,421         256,354
  Commissions payable ........................................        326,681         470,389
  Payroll taxes payable ......................................         21,179          24,108
  Current portion of capital leases ..........................        106,551          77,276
  Current portion of notes payable ...........................        315,000         825,000
                                                                 ------------    ------------
      Total current liabilities ..............................      1,214,576       1,940,111
                                                                 ------------    ------------

Long-term portion of capital leases ..........................         12,152          12,152
Long-term portion of notes payable ...........................        510,000            --
                                                                 ------------    ------------
      Total liabilities ......................................      1,736,728       1,952,263
                                                                 ------------    ------------

Commitments and contingencies

Stockholders' equity
  Common stock $.001 par value, 50,000,000 shares ............         84,278          84,278
  Additional paid-in capital .................................     13,594,051      13,594,051
  Accumulated deficit ........................................     (8,316,469)     (8,903,697)
                                                                 ------------    ------------
      Total stockholders' equity .............................      5,361,860       4,774,632
                                                                 ------------    ------------

Total liabilities and stockholders' equity ...................   $  7,098,588    $  6,726,895
                                                                 ============    ============

           See notes to unaudited consolidated financial statements.

                            COGNIGEN NETWORKS, INC.

                 Unaudited Consolidated Statements of Cash Flows

                                                            Three Months Ended
                                                               September 30,
                                                         --------------------------
                                                            1999           2000
                                                         -----------    -----------
                                                                (Restated)
Cash flows from operating activities
  Net loss ...........................................   $(6,345,675)   $  (587,228)
                                                         -----------    -----------
  Adjustments to reconcile net loss to net cash
   Depreciation and amortization .....................        99,908        291,385
   Stock options granted for services to non employees     5,836,724           --
   Changes in assets and liabilities
     Accounts receivable .............................        88,979       (154,346)
     Commissions receivable ..........................          --         (138,632)
     Inventory .......................................         4,083          5,257
     Other assets ....................................          --          (57,718)
     Deposits ........................................          --          (12,315)
     Interest payable ................................        35,550         16,933
     Accounts payable ................................        11,887        101,003
     Accrued expenses ................................          --          (19,763)
     Deferred revenue ................................         1,926           --
     Commissions payable .............................        35,844        143,708
     Payroll taxes payable ...........................         3,436          2,929
                                                         -----------    -----------
                                                           6,118,337        178,441
                                                         -----------    -----------
      Net cash used in operations ....................      (227,338)      (408,787)
                                                         -----------    -----------

Cash flows from investing activities
  Cash acquired in acquisition .......................        21,248           --
  Purchases of fixed assets ..........................          --           (3,652)
  Advances to related party ..........................      (200,000)          --
                                                         -----------    -----------
      Net cash provided by (used by) investing .......      (178,752)        (3,652)
                                                         -----------    -----------

Cash flows from financing activities
  Proceeds from subscriptions received ...............       884,289           --
  Payments on notes payable ..........................      (315,000)          --
  Proceeds from notes payable ........................       125,000           --
  Payments on capital leases .........................          --          (29,275)
                                                         -----------    -----------
      Net cash provided by financing activities ......       694,289        (29,275)
                                                         -----------    -----------

Net increase in cash and cash equivalents ............       288,199       (441,714)

Cash and cash equivalents-beginning of period ........          --          717,344
                                                         -----------    -----------

Cash and cash equivalents-end of period ..............   $   288,199    $   275,630
                                                         ===========    ===========

           See notes to unaudited consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

              Notes to Unaudited Consolidated Financial Statements

Note 1 - Description of Business

Cognigen  Networks,  Inc (the  Company)  is engaged in the  business  of  providing telecommunications  products  and  services to  worldwide  markets.  The  Company's
activities  include  selling  prepaid  calling  cards,   providing  call  switching
services,  and Internet  marketing  of  telecommunications  products and  services, pagers and computers.

Note 2 - Summary of Significant Accounting Policies

In  the  opinion  of  management,  all  adjustments,   consisting  only  of  normal
recurring  adjustments,   have  been  made  to  (a)  the  results  of  consolidated
operations  for the  three  month  periods  ended  September  30,  2000  and  1999, respectively,  (b) the  consolidated  balance  sheet at September  30, 2000 and (c)
the  consolidated  statements  of cash  flows for the  three  month  periods  ended
September 30,  2000  and  1999,  respectively,  in  order  to  make  the  financial statements not misleading.

The accompanying  unaudited  consolidated  financial  statements have been prepared in accordance with generally accepted  accounting  principles for interim financial information.  Accordingly,  they do not include all the  information  and footnotes required by generally  accepted  accounting  principles  for financial  statements.
For further  information,  refer to the audited  consolidated  financial statements and notes  thereto  for the year ended June 30,  2000,  included  in the  Company's
Annual  Report on Form  10-KSB  and Form  10-KSB/A  filed with the  Securities  and
Exchange Commission.

The  results  for  the  three  month  period  ended  September  30,  2000  may  not necessarily be indicative of the results for the fiscal year ended June 30, 2001.

Note 3 - Basis of Presentation

All per share  amounts  reflect  the  37,298,444  shares  the  Company  has a legal obligation to issue in the future in  connection  with the reverse  acquisition  of
ITHC, and have been treated as outstanding from the date of acquisition.

Note 4 - Stock Options

In August 1999,  the Company  issued  32,400,000  options  entitling the holders to purchase  the  Company's  common  stock  at  $0.46  per  share.  The  options  vest immediately  and expire  five years from the date  issued.  The  options  cannot be exercised  until the  Company  amends it  articles  of  incorporation  or effects a reverse split of its common stock so that it has  sufficient  shares  available for issuance  upon the  exercise of these  options.  25,200,000  of these  options were issued to  non-employees  while the remaining  options were issued to employees and directors.  The Company has adopted the disclosure-only  provisions of Statement of
Financial    Accounting    Standards   No.   123,   "Accounting   for   Stock-Based
Compensation."  Accordingly,  no  compensation  cost  has been  recognized  for the stock  options  issued to  employees  and  directors.  $6,022,044  of  compensation expense  was  recorded in  connection  with the  options  granted to non  employees based on a value of $.23 per option.

Note 5 - Customer Databases

The Company  maintains two customer  databases  which were  originally  compiled in
October  1998.  These  customer  databases  were  acquired in  connection  with the initial  capitalization of Inter-American  Telecommunications  Holding  Corporation
(ITHC),  which  acquired  from  Telkiosk,  Inc.  and  Combined   Telecommunications
Consultancy,  LTD  (CTC)  customer  databases  valued  at  $500,000  and  $800,000, respectively,  through the issuance of $500,000 and $800,000 in notes payable,  and by issuing 500  (2,844,285  as adjusted) and 1,000  (5,688,570 as adjusted)  shares of common  stock,  respectively.  ITHC also  issued  500  (2,844,285  as  adjusted)
shares of common stock to  Inter-American  Telecommunications  Corporation (ITC) as
part of its initial  capitalization  for backroom support to be provided to ITHC in the future.  The customer  databases were originally  recorded at their predecessor cost of  $1,300,000,  with the shares of common  stock  issued  being  recorded  at their  nominal  par value  ($.001) of $20.  The  Company  intends to migrate  these names into active long  distance  customers  of  Cognigen  Switching  Technologies,
Inc.  (CST),  the Company's  wholly owned  subsidiary.  The Company's plans for the solicitation  process are currently  underway and the Company plans to be completed by  October  2001.  In  October  2000,  the  Company  also  entered  into an option agreement  with  an  entity  formed  by the  entities  which  originally  sold  the
Company's   customer  databases  to  the  Company's   predecessor.   The  agreement
provides  that if the Company has not been able to  establish at least 5,000 active telecommunications  subscribers  from the  combined  lists by March 30,  2001,  the
Company  has the option to require  the entity to  repurchase  the  customer  lists from the  Company  to  enable  the  Company  to  recover  its  investment  in these databases.

Note 6 - Amortization of Customer Databases and Goodwill

The Company  changed  its method of  amortizing  customer  databases  and  goodwill during  fiscal 2000.  Previously  the Company did not begin to amortize it customer databases  until the  migration  of these  names into active  customers  had begun.
However,  effective  July 1,  1999 as a  result  of the  significant  uncertainties surrounding the  commencement of the migration  process,  the Company has reflected amortization  of these  databases over their  estimated  remaining  useful lives of
4.33 years  (through  November 1,  2003).  Additionally,  the  Company  changed the estimated  useful live of the goodwill  acquired in connection with the acquisition of the net assets of  Cognigen  Corporation  from 20 years to 5 years.  The effects of these corrections on previously reported quarterly amounts was as follows:

                                                              Loss Per      Stockholders'
                                            Net Loss           Share           Equity
                                         --------------     -------------   -------------

Three months ended September 30,
 2000, as reported                          (512,228)            (.01)       5,149,632
Three months ended September 30,
 2000, as adjusted                          (587,228)            (.01)       4,774,632
Three months ended September 30,
 1999, as reported                        (6,262,675)           (.26)         214,896
Three months ended September 30,
 1999, as adjusted                        (6,345,675)           (.26)         131,896

                             COGNIGEN NETWORKS, INC.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward-Looking Statements

Certain of the information discussed in this quarterly report, and in particular in this  section  entitled  "Management's  Discussion  and  Analysis  or Plan of
Operation,"   contains   forward-looking   statements  that  involve  risks  and
uncertainties  that might  adversely  affect the  operating  results of Cognigen
Networks,  Inc.  ("Company")  in the  future in a material  way.  Such risks and
uncertainties  include,   without  limitation,   rate  changes,  fee  policy  or
application changes and competition.  Many of these risks are beyond the control of the  Company.  The  Company  is not  entitled  to  rely  on the  safe  harbor provisions of Section 27A of the Securities Act of 1933, as amended,  or Section
21E  of  the  Securities   Exchange  Act  of  1934,  as  amended,   when  making
forward-looking statements.

Overview

The Company is engaged in the business of providing  telecommunications products and services to worldwide  markets.  The Company's  activities  include  selling prepaid calling cards, providing call switching services, and Internet marketing of telecommunications products and services, pagers and computers.

The Company was  incorporated  on May 6, 1983, in Colorado.  On August 20, 1999,
the  Company  completed  the  acquisition  of all of the net  assets  of ITHC in exchange  for  up to  49,041,397  shares  of the  Company's  common  stock.  For financial statement purposes,  this business combination was accounted for as an additional  capitalization of ITHC (a reverse  acquisition in which ITHC was the accounting acquirer).  For accounting purposes, ITHC is considered the surviving entity and the historical  financial  statements  prior to the  acquisition  are those of ITHC.

Three Months Ended  September 30, 2000 Compared to Three Months Ended  September
30, 1999.

Total  revenue for the three  months  ended  September  30, 2000 was  $1,176,710 compared to $884,844  for the three  months  ended  September  30,  1999.  Total revenue for the 2000 period  consisted of $181,212  related to prepaid cards and pins and  $871,647  related to  commissions.  Total  revenue for the  comparable period in 1999  consisted  of  $445,090  related to  prepaid  cards and pins and
$445,133 related to commissions. The $263,878, or 59%, decrease in prepaid cards and  pins is due to  reduced  tariff  calls  as a  result  of  competition.  The
$426,514,  or 96%,  increase in  commissions  is due to an increase in agents of approximately  36,900 new agents.  Call back and switching revenue for the three months ended  September  30, 2000 was $118,792 for which there was no comparable revenue for 1999.

Operating  costs  related to prepaid  cards and pins for the three  months ended
September 30, 2000 decreased $171,807,  or 57%, to $130,830 from $302,637 during
the  three  months  ended  September  30,  1999.   Operating  costs  related  to
commissions for the three months ended September 30, 2000 increased $112,174, or
33%, to $457,217 from $345,043 during the three months ended September 30, 1999.
The cost increases are directly  related to the increases in sales revenue.  The call back and switching  services costs were $129,569 for the three months ended
September 30, 2000 for which there were no comparable costs for 1999.

General and administrative  operating expenses  increased  $316,607,  or 50%, to
$951,672  during the three months ended  September 30, 2000 from $635,565 during the three months ended  September  30, 1999.  This  increase is due to increased salaries  of  $123,130  as a  result  of more  headcount  and  depreciation  and amortization of $193,477.

The Company  incurred a loss from  operations  of $492,578  for the three months ended  September  30, 2000  compared to  $6,235,125  for the three  months ended
September 30, 1999.  The decrease in operating loss during the current period is directly  related to the expense of stock  options  granted for  services to non employees of $5,836,724  recognized  during the three months ended September 30,
1999.

Interest  expense  decreased  $15,900,  or 45%, to $19,650 for the three  months ended  September 30, 2000 from $35,550 for the three months ended  September 30,
1999.  The  reduction  is a result of the  payoff of a  portion  of debt.  After interest expense, the net loss for the three months ended September 30, 2000 was
$512,228, or $.01 loss per share, compared to a net loss of $6,270,675,  or $.26 loss per share, for the three months ended September 30, 1999.

Liquidity and Capital Resources:

The  Company  has funded  its  operations  to date  primarily  from  shareholder advances and stock  subscriptions  received.  At September 30, 2000, the Company had cash and cash  equivalents  of  $275,630  and  negative  working  capital of
$179,810.

Cash used by the Company for operating  activities during the three months ended
September 30, 2000 was $408,787.  A primary  component of the use of cash during the three months was the  Company's  net loss of $512,228  adjusted for non-cash adjustments for depreciation  and  amortization of $216,385.  Additional uses of operating cash for the three months included increases in the Company's accounts receivable  of $154,346,  commissions  receivable  of $138,632,  other assets of
$57,718,  and  deposits of $12,315.  The uses in operating  cash were  partially offset  by  cash  provided  of  $101,003  from  accounts  payable,  $143,708  of commissions  payable,  and $16,933 of interest payable.  Cash used for investing activities includes $3,652 for the purchase of fixed assets.  Additional uses of cash  during the three  months  ended  September  30, 2000  include  payments on capital leases of $29,275.

The Company  currently has three notes payable and various  capital  leases with total  outstanding  balances of $914,428 at September 30, 2000. Two of the notes are  due  July 1,  2001  and one is due  February  12,  2001.  The  Company  has
maturities of capital leases and notes payable of $902,276  required  during the next twelve months.  Cash  generated from  operations was not sufficient to meet the Company's  working capital  requirements for the quarter ended September 30,
2000,  and  may  not  be  sufficient  to  meet  the  Company's  working  capital requirements for the foreseeable  future. As a result,  the Company is exploring various bridge  financing  and/or  additional  equity  financing to meet current operating  requirements until operations can generate  sufficient cash to become self-sustaining.  There can be no  assurances  that the Company  will be able to secure  additional  debt or equity  financing  or that  operations  will produce adequate  cash flows to allow the  Company to meet all of the  Company's  future obligations.  The  Company  has  no  significant  planned  capital  expenditures covering the next twelve months.  The Company  maintains two customer  databases
containing   archived   names  with   historical   records   of  long   distance
telecommunication  service  users,  to  which  the  Company  intends  to  devote substantial  efforts during the next twelve months to transform these names into active CST  customer  accounts.  The  Company  has been in  negotiations  with a telemarketing  firm to assist in the  transformation  of these names into active accounts.  The Company anticipates an initial cost of approximately  $93,000 for these telemarketing  services and have received a verbal commitment from a third party to assist in funding these telemarketing costs, as necessary.  The Company has also entered into an option agreement with a joint venture consisting of the sellers of the  customer  databases,  which  provides  that if certain  targeted levels of  active  customers  cannot  be  transformed  from the  databases,  the
Company's  original  investment in these databases will be refunded  through the forgiveness  of the remaining debt  outstanding  and the return of the Company's shares to the Company.  The Company  believes this  agreement is a major step in protecting the recoverability of the the Company's original  investment in these databases.

                             COGNIGEN NETWORKS, INC.

                              Financial Statements
                                  June 30, 2000

                             COGNIGEN NETWORKS, INC.

                                Table of Contents

Independent Auditors' Reports

Consolidated Financial Statements

      Consolidated Balance Sheet

      Consolidated Statements of Operations

      Consolidated Statements of Stockholders' Equity

      Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Cognigen Networks, Inc.
Seattle, Washington

We have  audited  the  accompanying  consolidated  balance  sheet of  Cognigen
Networks,   Inc.  and  subsidiary  as  of  June  30,  2000,  and  the  related consolidated  statements of  operations,  stockholders'  equity and cash flows for the year then  ended.  These  consolidated  financial  statements  are the responsibility of the Company's  management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to
obtain   reasonable   assurance  about  whether  the  consolidated   financial
statements are free of material  misstatement.  An audit  includes  examining, on a test  basis,  evidence  supporting  the amounts  and  disclosures  in the consolidated  financial  statements.  An audit  also  includes  assessing  the accounting  principles used and significant  estimates made by management,  as
well   as   evaluating   the   overall   consolidated    financial   statement
presentation.  We believe that our audit  provides a reasonable  basis for our opinion.

In our  opinion,  the  consolidated  financial  statements  referred  to above present fairly, in all material  respects,  the financial position of Cognigen
Networks,  Inc. and subsidiaries as of June 30, 2000, and the results of their operations  and their cash flows for the year then ended,  in conformity  with generally accepted accounting principles.

The Company has corrected a previous  error in the 2000  financial  statements relating to the amortization of its customer lists as described in Note 3.

                                        /s/Ehrhardt Keefe Steiner & Hottman PC
                                           Ehrhardt Keefe Steiner & Hottman PC

August 25, 2000, except Note 13,
 as to which the date is October 10, 2000
Denver, Colorado

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Inter-American Telecommunications
 Holding Corporation
Seattle, Washington

We have audited the accompanying  consolidated statements of operations,  cash flows,  and  changes in  stockholders'  equity for the period  from  inception
(July 24,  1998)  through June 30, 1999 of  Inter-American  Telecommunications
Holding   Corporation  (a  development   stage   company).   These   financial
statements  are  the   responsibility   of  the  Company's   management.   Our
responsibility  is to express an opinion on these financial  statements  based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to obtain  reasonable  assurance about whether the financial  statements are free of  material  misstatement.  An audit  included  examining,  on a test  basis, evidence  supporting the amounts and disclosures in the financial  statements.
An  audit  also  included   assessing  the  accounting   principles  used  and
significant  estimates made by  management,  as well as evaluating the overall financial  statement  presentation.  We  believe  that our  audit  provides  a reasonable basis for our opinion.

In our  opinion,  the  consolidated  financial  statements  referred  to above present fairly,  in all material  respects,  the  consolidated  results of its operations,  its cash flows and its  changes in  stockholders'  equity for the period from  inception  (July 24, 1998)  through  June 30, 1999 in  conformity with generally accepted accounting principles.

Denver, Colorado
January 20, 2000

                                                        /s/ Comiskey & Company
                                                            Comiskey & Company
                                                      PROFESSIONAL CORPORATION

                             COGNIGEN NETWORKS, INC.

                           Consolidated Balance Sheet
                                  June 30, 2000
                                   (Restated)

                                        Assets
Current assets
    Cash .........................................................   $    717,344
    Accounts receivable, net of allowance for doubtful accounts of
     $5,000 ......................................................         61,046
    Commissions receivable, net of allowance for doubtful accounts
     of $25,000 ..................................................        538,163
    Employee receivable ..........................................          1,661
    Inventory ....................................................        133,486
    Other current assets .........................................        417,028
    Deferred tax asset - current .................................           --
                                                                     ------------
          Total current assets ...................................      1,868,728
                                                                     ------------

Property, plant and equipment, net of accumulated depreciation of
 $363,121 .......................................................         486,291
                                                                     ------------
Other assets
    Deposits and other assets ....................................         88,552
    Goodwill, net of $154,917 of amortization ....................      3,655,017
    Customer databases, net of $300,000 of amortization ..........      1,000,000
    Deferred tax asset - non current .............................           --
                                                                     ------------
          Total other assets .....................................      4,743,569
                                                                     ------------

Total assets .....................................................   $  7,098,588
                                                                     ============
                      Liabilities and Stockholders' Equity
Current liabilities
    Accounts payable .............................................   $     97,420
    Other accrued liabilities ....................................        108,324
    Interest payable .............................................        239,421
    Commissions payable ..........................................        326,681
    Payroll taxes payable ........................................         21,179
    Current portion of capital leases ............................        106,551
    Current portion of notes payable .............................        315,000
                                                                     ------------
          Total current liabilities ..............................      1,214,576
                                                                     ------------

Long-term portion of capital leases ..............................         12,152
Long-term portion of notes payable ...............................        510,000
                                                                     ------------
          Total liabilities ......................................      1,736,728
                                                                     ------------

Commitments and Contingencies

Stockholders' equity
  Common stock $.001 par value, 50,000,000 shares
   authorized; 46,980,547 issued and outstanding at
   June 30, 2000, and 37,298,444 to be
   issued shares (2000) ..........................................         84,278
    Additional paid-in capital ...................................     13,594,051
    Accumulated deficit ..........................................     (8,316,469)
                                                                     ------------
          Total stockholders' equity .............................      5,361,860
                                                                     ------------

Total liabilities and stockholders' equity .......................   $  7,098,588
                                                                     ============

                 See notes to consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                      Consolidated Statements of Operations

                                                 For the Years Ended
                                                       June 30,
                                            ----------------------------
                                                1999             2000
                                            ------------     -----------
                                                     (Restated)
Revenue
    Prepaid cards and pins ..............   $       --         1,138,165
    Marketing commissions ...............           --         2,598,008
    Other ...............................           --            63,540
                                            ------------     -----------
          Total revenue .................           --         3,799,713
                                            ------------     -----------

Operating expenses
    Prepaid cards and pins ..............           --           950,727
    Marketing commissions ...............           --         1,657,195
    Selling, general and administrative .           --         8,734,444
    Depreciation and amortization .......           --           561,510
                                            ------------     -----------
          Total operating expenses ......           --        11,903,876
                                            ------------     -----------

Loss from operations ....................           --        (8,104,163)

Interest expense ........................        (67,814)       (144,492)
                                            ------------     -----------

Loss before income taxes ................        (67,814)     (8,248,655)

Income taxes ............................         16,531         (16,531)
                                            ------------     -----------

Net loss ................................   $    (51,283)   $ (8,265,186)
                                            ============     ===========

Loss per common share - basic and diluted   $       --      $      (0.11)
                                            ============     ===========

Weighted average number of common shares
  basic and diluted .....................     11,377,137      78,549,437
                                            ============     ===========

                 See notes to consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

               Consolidated Statements of Stockholders' Equity
                   From July 24, 1998 through June 30, 2000

                                                                                                                                Total
                                                                   Common Stock            Additional                       Stockholders'
                                                             --------------------------      Paid-in        Accumulated       (Deficit)
                                                               Shares         Amount         Capital          Deficit          Equity
                                                             ----------    ------------    ------------    ------------    ------------
                                                                                                             (Restated)
Balance July 24, 1998 (inception) ......................           --      $       --      $       --      $       --      $       --

Common stock issued for intangible assets ..............     11,377,137              20            --              --                20

Net loss for the period July 24, 1998 to June 30, 1999 .           --              --              --           (51,283)        (51,283)
                                                             ----------    ------------    ------------    ------------    ------------

Balance June 30, 1999 ..................................     11,377,137              20            --           (51,283)        (51,263)

Stock issued in connection with Cognigen acquisition
 and employment agreement ..............................     42,664,260              55          30,000            --            30,055

Reverse acquisition ....................................     15,757,047          69,723        (261,957)           --          (192,234)

Common stock issued for cash net of $727,474 in expenses     12,489,102          12,489       5,127,598            --         5,140,087

Value of options issued for services ...................           --              --         6,022,004            --         6,022,004

Retirement of stock at cost ............................        (50,000)            (50)        (18,950)           --          (19,000)

Stock issued in connection with  acquisition of Cognigen      2,041,445           2,041       2,695,356            --         2,697,397

Net loss ...............................................           --              --              --        (8,265,186)     (8,265,186)
                                                             ----------    ------------    ------------    ------------    ------------

Balance at June 30, 2000 ...............................     84,278,991    $     84,278      13,594,051      (8,316,469)      5,361,860
                                                             ==========    ============    ============    ============    ============

                See notes to consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                      Consolidated Statements of Cash Flows

                                                               June 30,
                                                     --------------------------
                                                         1999            2000
                                                     -----------    -----------
                                                                     (Restated)
Cash flows from operating activities
  Net loss .......................................   $   (51,283)   $(8,265,186)
                                                     -----------    -----------
  Adjustments to reconcile net loss to net cash
  Depreciation and amortization ..................          --          561,510
  Stock options granted to non-employees and stock
   issued to employees for services ..............          --        6,052,004
  Deferred taxes .................................       (16,531)        16,531
  Changes in assets and liabilities
   Receivables ...................................          --          218,461
   Commission receivable .........................          --         (484,149)
   Inventory .....................................          --         (108,410)
   Other current assets ..........................          --         (340,120)
   Accounts payable ..............................          --           53,276
   Other accrued expenses ........................        67,814        218,919
   Other assets ..................................          --          (89,971)
                                                     -----------    -----------
                                                          51,283      6,098,051
                                                     -----------    -----------
     Net cash used in operations .................          --       (2,167,135)
                                                     -----------    -----------

Cash flows from investing activities
  Capital expenditures ...........................          --         (400,594)
  Cash paid in business acquisitions net of cash
   acquired ......................................          --         (555,100)
                                                     -----------    -----------
     Net cash used in investing activities .......          --         (955,694)
                                                     -----------    -----------

Cash flows from financing activities
  Net proceeds from stock issuance ...............          --        5,140,087
  Distribution related to reverse acquisition ....          --         (190,000)
  Payments on notes payable ......................          --       (1,090,000)
  Payment on capital leases ......................          --             (914)
  Retirement of stock ............................          --          (19,000)
                                                     -----------    -----------
     Net cash used in financing activities .......          --        3,840,173
                                                     -----------    -----------

Net increase in cash .............................          --          717,344

Cash and cash equivalents - beginning of period ..          --             --
                                                     -----------    -----------

Cash and cash equivalents - end of period ........   $      --      $   717,344
                                                     ===========    ===========

Cash paid for interest was $19,834 (2000) and $0 (1999).
Cash paid for income taxes was $0 in 2000 and 1999.

Non-cash investing and financing activities (Note 9).

                See notes to consolidated financial statements.

                             COGNIGEN NETWORKS, INC.

                   Notes to Consolidated Financial Statements

Note 1 -  Description  of  Business  and  Summary of  Significant  Accounting
Policies

The  Company was  incorporated  in May 1983 in the State of Colorado to engage in the  cellular  radio and  broadcasting  business and to engage in any other lawful  activity  permitted  under  Colorado  law.  In June 1988,  the Company changed  its  name  to  Silverthorne  Production  Company  (Silverthorne)  and
commenced  operations  in the oil  and gas  industry.  These  operations  were discontinued  in 1989.  Since  1989,  Silverthorne  has  attempted  to  locate acquisition  prospects and negotiate an  acquisition.  Silverthorne's  pursuit of  an  acquisition  did  not  materialize  until  August 20, 1999,  with  the
purchase   of  the  assets  of   Inter-American   Telecommunications   Holding
Corporation  (ITHC),  which was  accounted for as a reverse  acquisition.  The surviving entity changed its name to Cognigen Networks, Inc. on July 12, 2000.

Cognigen Networks,  Inc. (the Company) is engaged in the business of providing telecommunications  products and services to worldwide markets.  The Company's activities  include selling  prepaid  calling cards,  providing call switching services, and Internet marketing of telecommunications  products and services, pagers, and computers.

Principles of Consolidation

These   consolidated    financial   statements   include   the   accounts   of
Inter-American  Telecommunications  Corporation (ITHC),  Cognigen  Corporation
(Cognigen),  and the  Company.  Also  included are the accounts and results of operations of Cognigen Switching Technologies,  Inc. (Cognigen Switching) from
April 15, 2000 through  year-end.  All significant  intercompany  balances and transactions have been eliminated in consolidation.

The comparative  June 30, 1999,  financial  statements  reflect those of ITHC, the  accounting  acquirer,  in the reverse  acquisition  (Note 8). ITHC was in the development stage in prior years.

Cash and Cash Equivalents

For purposes of reporting cash flows,  cash and cash equivalents  include cash on hand and in checking  and savings  accounts at financial  institutions.  On occasion these balances exceed  federally  insured  limits.  At June 30, 2000, the Company had approximately $709,000 in excess of federally insured limits.

Inventories

Inventory consists of advertising  supplies and prepaid calling cards held for resale  and is  valued  at the  lower of cost or  market.  Calling  cards  are purchased  from a  variety  of  vendors  at a  discount  from the face  value.
Excise tax of 3% of the face value is paid at the time of  purchase.  When the calling  card is sold,  the excise tax is  collected  and offset  against  the prepaid excise tax.

Property and Equipment

Property and  equipment  are stated at cost.  Depreciation  is provided  using the straight-line  method for financial  reporting  purposes at rates based on the following estimated useful lives:

                                                               Years
                                                            ----------

    Furniture and fixtures                                     3 - 7
    Computer equipment                                         3 - 5
    Equipment                                                  3 - 5
    Leasehold improvements                                     3 - 5
    Capitalized software                                       3 - 5

Software  developed to support the  self-replicating  Web pages used to market
telecommunication   services  and   administer   agents'   sales  and  related
commissions  has  been  capitalized  according  to  the  provisions  of  AICPA
Statement  of  Position  98-1  "Accounting  for  Costs  of  Computer  Software
Developed or Obtained for Internal Use".

Intangible Assets

Intangible  assets are stated at cost and  consist of  goodwill  and  customer databases.  Goodwill is  amortized  using the  straight-line  method over five years.  Customer databases will be amortized over five years.

Valuation of Long-Lived Assets

The  Company  assesses  valuation  of  long-lived  assets in  accordance  with
Statement of Financial  Accounting  Standards  (SFAS) No. 121,  Accounting for
the Impairment of Long-Lived  Assets and for Long-Lived  Assets to be disposed
of. The  Company  periodically  evaluates  the  carrying  value of  long-lived assets to be held and used,  including  goodwill and other intangible  assets, when events and circumstances  warrant such a review.  The carrying value of a long-lived  asset is  considered  impaired when the  anticipated  undiscounted cash flow  from such  asset is  separately  identifiable  and is less than its carrying  value.  In that event,  a loss is recognized  based on the amount by which the  carrying  value  exceeds  the fair market  value of the  long-lived asset.  Fair market value is determined  primarily using the anticipated  cash flows discounted at a rate commensurate with the risk involved.

Commissions Receivable

Commissions    receivable   represent   amounts   due   from   providers   for
telecommunication  services  used  by  subscribers.  Typically  providers  pay commissions  due to the Company  forty-five  days after the usage month-end to allow for billing and collection.

An  allowance  for  doubtful  accounts  of $0 and $25,000 at June 30, 1999 and
2000,  respectively,  has been  established  by the  Company  to  provide  for potential  uncollectible  accounts and is deemed to be adequate by  management based on historical results.

Commissions Payable

Commissions  payable represent amounts due to agents as commission  related to the usage for which the Company is due  commission  income from its providers.
It is the  Company's  policy  to pay  commissions  to its  agents  only  after
receiving  commissions  due  from  its  providers.   This  policy  results  in
approximately two months commission payable at any point in time.

Income Taxes

The  Company  uses the asset and  liability  method of  accounting  for income taxes.  Under  the  asset  and  liability  method,  deferred  tax  assets  and liabilities  are recognized for the future tax  consequences  attributable  to differences  between  the  financial  statement  carrying  amounts of existing assets and  liabilities  and their  respective tax basis.  Deferred tax assets and  liabilities are measured using enacted tax rates expected to be recovered or settled.  The effect on deferred tax assets and  liabilities of a change in tax rates is  recognized  in income in the period that  includes the enactment date.

Revenue Recognition

The Company records  commission  income when the underlying  telecommunication
service  is  rendered.   Commission  income  does  not  include  amounts  paid
separately to carriers for telecommunication services provided.

Calling  card  revenue is recorded  when the calling  cards are  shipped.  The
Company's  policy is to delay shipment of calling cards for a two-week  period after receipt of cash to allow for processing.  This delay results in deferred revenue,  which is  recorded  as a  liability  until  the  calling  cards  are shipped.  Calling  card  revenue  includes  amounts  paid  for the cost of the telecommunications services provided by third-party carriers.

Revenue  from long  distance  phone  services is recorded  when  services  are rendered.

Use of Estimates

The  preparation  of  consolidated  financial  statements in  conformity  with
generally  accepted   accounting   principles   requires  management  to  make
estimates  and  assumptions  that  affect the  reported  amounts of assets and liabilities  and disclosure of contingent  assets and  liabilities at the date of the consolidated  financial statements and the reported amounts of revenues and expenses  during the reporting  period.  Actual  results could differ from those estimates.

Loss Per Share

Loss per common  share has been  computed by dividing net loss by the weighted average  number of  shares of common  stock  outstanding  during  the  period.
Shares issued in the initial  capitalization  of the Company have been treated as outstanding since inception.

Advertising Costs

Advertising  costs are expensed as incurred.  Total  advertising costs for the years ended June 30, 2000 and 1999, were $200,127 and $0, respectively.

Recently Issued Accounting Pronouncements

SFAS No. 133,  "Accounting for Derivative  Instruments and Hedging Activities"
requires  companies to record  derivatives  on the balance  sheet as assets or liabilities,  measured at fair market value.  Gains or losses  resulting  from changes in the values of those  derivatives are accounted for depending on the use of the derivative and whether it qualifies for hedge  accounting.  The key criterion  for  hedge  accounting  is that the  hedging  relationship  must be highly  effective  in  achieving  offsetting  changes  in fair  value  or cash flows.  SFAS No. 133 is effective for fiscal years  beginning  after  June 15,
2000.  Management  believes  that the  adoption  of SFAS No.  133 will have no material effect on the Company's financial statements.

In March 2000, the FASB issued FASB  Interpretation  No. 44,  "Accounting  for
Certain  Transactions  Involving  Stock  Compensation"  ("FIN 44"),  which was
effective   July  1,  2000,   except   that   certain   conclusions   in  this
Interpretation,  which cover specific  events that occur after either December
15, 1998 or January 12, 2000 are  recognized on a prospective  basis from July
1, 2000. This  Interpretation  clarifies the application of APB Opinion 25 for certain  issues  related to stock issued to  employees.  The Company  believes
its  existing  stock  based  compensation   policies  and  procedures  are  in
compliance with FIN 44, and therefore,  the adoption of FIN 44 had no material impact on the  Company's  financial  condition,  results of operations or cash flows.

In December 1999, the Securities and Exchange  Commission ("SEC") issued Staff
Accounting   Bulletin  ("SAB")  101,  which  provides   guidance  on  applying
generally  accepted  accounting  principles  to selected  revenue  recognition issues.  Management believes that the Company's revenue  recognition  policies are in accordance with SAB 101.

Note 2 - Basis of Presentation

All common  stock share  amounts have been  retroactively  adjusted to reflect the ratio of shares  issued by the  Company  in  connection  with the  reverse acquisition  of ITHC (Note 7). The ratio of shares  issued of 5,688.57  shares of the Company to each share of ITHC stock represents  54,041,397 newly issued shares and shares to be issued in  exchange  for 9,500  shares of ITHC  common stock.

All per share amounts  reflect the  37,298,444  shares the Company has a legal obligation to issue in the future in connection  with the reverse  acquisition of ITHC,  and have been treated as  outstanding  from the date of  acquisition
(Note 12).

Note 3 - Amortization of Customer Databases and Goodwill

The Company changed its method of amortizing  customer  databases and goodwill during  fiscal  2000.  Previously  the  Company  did not begin to  amortize it customer  databases  until the migration of these names into active  customers had  begun.  However,  effective  July 1, 1999 as a result of the  significant uncertainties  surrounding  the  commencement  of the migration  process,  the
Company has reflected  amortization  of these  databases over their  estimated
remaining   useful   lives  of  4.33  years   (through   November   1,  2003).
Additionally,  the Company  changed the estimated  useful live of the goodwill acquired  in  connection  with the  acquisition  of the net assets of Cognigen
Corporation  from 20 years to 5 years.  The  effects of these  corrections  on previously reported quarterly amounts was as follows:

                                               Net             Loss        Stockholders'
                                              Loss           Per Share        Equity
                                           ------------    -------------   -------------

June 30, 2000, as previously reported      $(7,933,186)    $   (.10)       $ 5,693,860

Correction to amortization expense            (332,000)        (.01)          (332,000)
                                           -----------     --------        -----------

June 30, 2000, as adjusted                 $(8,265,186)    $   (.11)       $ 5,361,860
                                           ===========     ========        ===========

The effect of this correction on previously  reported quarterly amounts was as follows:

                           Net Loss        Loss Per Share      Stockholders' Equity
                       ---------------   ------------------   -----------------------

Three months ended
 September 30, 1999,
 as reported              $(6,262,675)         $(.26)              $214,896
                          ===========          =====             ==========

Three months ended
 September 30, 1999,
 as adjusted              $(6,345,675)         $(.26)              $131,896
                          ===========          =====             ==========

Three months ended
 December 31, 1999,
 as reported              $  (339,414)         $(.01)            $4,148,413
                          ===========          =====             ==========

Three months ended
 December 31, 1999,
 as adjusted              $  (422,414)         $(.01)            $3,982,413
                          ===========          =====             ==========

Six months ended
 December 31, 1999,
 as reported              $(6,602,089)         $(.23)            $4,148,413
                          ===========          =====             ==========

Six months ended
 December 31, 1999,
 as adjusted              $(6,768,089)         $(.24)            $3,982,413
                          ===========          =====             ==========

Three months ended
 March 31, 2000,
 as reported              $  (519,989)         $(.01)            $3,641,291
                          ===========          =====             ==========

Three months ended
 March 31, 2000
 as adjusted              $  (602,989)         $(.01)            $3,392,291
                          ===========          =====             ==========

Nine months ended
 March 31, 2000,
 as reported              $(7,138,078)         $(.09)            $3,641,291
                          ===========          =====             ==========

Nine months ended
 March 31, 2000
 as adjusted              $(7,371,078)         $(.10)            $3,392,291
                          ===========          =====             ==========

Note 4 - Property and Equipment

Property and Equipment consists of the following:
                                                             June 30,
                                                               2000
                                                           -----------

    Furniture and fixtures                                 $    19,063
    Computer equipment                                         137,905
    Equipment                                                  373,281
    Leasehold Improvements                                     180,996
    Software                                                   138,167
                                                           -----------
                                                               849,412
    Less accumulated depreciation                             (363,121)
                                                           -----------

           Total                                           $   486,291
                                                           ===========

Note 5 - Notes Payable

Notes payable consists of the following:
                                                                       June 30,
                                                                         2000
                                                                     -------------

8% unsecured promissory notes payable to a
 related entity, principal and interest due
 upon maturity at July 1, 2000.                                      $    200,000

8% unsecured promissory note payable to a
 related entity, principal and interest
 due upon maturity at July 1, 2000.                                       310,000

Subsequent to year-end, the above notes
 were extended to July 1, 2001.

12% secured promissory note payable to a
 related entity,  principal and interest
 due upon maturity at February 12, 2001.                                  315,000
                                                                     ------------
                                                                          825,000

Less current portion                                                     (315,000)
                                                                     ------------

                                                                     $    510,000
                                                                     ============

Note 6 - Capital Lease Obligations

The Company leases certain  equipment under  non-cancelable  lease agreements.
The monthly  payments  on these  leases  range from $332 to $7,227,  including interest,  and these leases expire in various years through 2003. The property under  capital  leases  as of  June  30,  2000,  has a cost  of  $266,378  and accumulated depreciation of $185,953.

The future minimum lease payments under capital leases and the net present values of the future minimum lease payments are as follows:

      Year Ending June 30,                                    Amount
      --------------------                                 -----------

            2001                                               114,417
            2002                                                13,024
            2003                                                 3,372
                                                           -----------
            Total                                              130,813
            Less amount representing interest                  (12,110)
                                                           -----------
            Present value of minimum lease payments            118,703
            Less current portion                              (106,551)
                                                           -----------

            Long-term capital lease obligation             $    12,152
                                                           ===========

Note 7 - Income Taxes

Deferred tax  liabilities  and assets are  determined  based on the difference between the financial  statement  assets and  liabilities and tax basis assets and  liabilities  using  the tax  rates in  effect  for the year in which  the differences  occur.  The  measurement  of deferred  tax assets is reduced,  if necessary,  by the  amount  of any  tax  benefits  that,  based  on  available evidence, are not expected to be realized.

The  components  of the  provision  for income tax  expense  (benefit)  are as follows:

                                                              June 30,
                                                      ------------------------
                                                        1999            2000
                                                      ----------     ---------

   Current                                           $      -        $      -
   Deferred                                            (16,531)         16,531
                                                     ---------       ---------

                                                     $ (16,531)      $  16,531

The  deferred  income  tax  assets  and  liabilities   result  primarily  from
differing  depreciation and amortization periods of certain assets,  provision for doubtful  accounts,  provision  for product  returns and  allowances,  net operating  loss  carryforwards  and the  recognition  of certain  expenses for financial  statement  purposes  and not  for tax  purposes.  The  Company  has approximately  $1,913,000 of net operating  loss  carryforwards,  which expire through 2020 if unused.

The net current and long-term  deferred tax  liabilities  in the  accompanying balance sheet include the following items:

                                                                     June 30,
                                                                        2000
                                                                     ---------

   Current deferred tax asset                                        $    9,325
   Current deferred tax liability                                            -
   Valuation allowance                                                   (9,325)
                                                                     ----------

                                                                     $       -
                                                                     ==========

   Long-term deferred tax asset                                      $  713,487
   Long-term deferred tax liability                                          -
   Valuation allowance                                                 (713,487)
                                                                     ----------

                                                                     $       -
                                                                     ==========

Rate Reconciliation

The  reconciliation  of income tax expense  (benefit)  by applying the Federal statutory rates to the Company's effective income tax rate is as follows:

                                                              June 30,
                                                      ------------------------
                                                        1999            2000
                                                      ----------     ---------

Federal statutory rate                                  (25.0)%        (34.0)%
State tax on income, net of federal income
 tax benefit                                             (3.3)          (3.3)
Nondeductible expenses                                    3.9           28.1
Valuation allowance                                        -             9.4
                                                      ----------     ---------

                                                        (24.4)%          0.2%
                                                      ==========     =========

Note 8 - Business Acquisitions

Acquisition of Customer Databases

On November 4, 1998,  ITHC acquired a customer  database of 54,034  individual subscribers from TelKiosk Inc.  (TelKiosk) in exchange for 500 (2,844,285,  as adjusted),  shares  of ITHC  common  stock,  and a  $500,000  promissory  note payable November 4, 1999 (and  subsequently  extended until July 1, 2001 as to the remaining  balance due).  TelKiosk is partially  owned by a former officer and director of ITHC. This is an electronically  archived database  containing
54,034  individual,   comma-delimited  records  of  residential  and  business
accounts  of  long  distance  telephone  subscribers  using  the  callback  or call-reorigination  system.  The  domiciles  of  these  accounts  are  located
primarily  outside  the  United  States,   including  Japan,  Italy,   France,
Argentina,  Brazil,  Spain,  Israel,  Russia  and  CIS  countries,  Guatemala,
Venezuela and  Singapore.  The  customers in the database use  primarily  U.S.
origination - foreign termination callback long distance services.

Also on  November  4,  1998,  ITHC  acquired  a  customer  database  of 41,415 individual  subscribers  from Combined  Telecommunications  Consultancy,  Ltd.
(CTC) in exchange for 1,000  (5,688,570,  as adjusted),  shares of ITHC common
stock  and  an  $800,000   promissory  note  payable  November  4,  1999  (and
subsequently  extended  until July 1, 2001 as to the  remaining  balance due).
CTC is partially  owned by a former  officer and director of ITHC.  This is an
electronically     archived    database    containing    41,415    individual,
comma-delimited  records of residential and business accounts of long distance telephone  subscribers.  The  domiciles  of  these  accounts  are all  located within  the  United  States.  Approximately  90% of  these  accounts  have  an affinity  to a  foreign  country,  and the  accounts  are held by  persons  of
Russian,  Romanian, Czech, Slovakian,  Slovenian,  Polish, Bulgarian,  German,
Japanese and Filipino national origin.

These  customer  databases  were  originally  compiled  in October  1998.  The databases  were  originally  purchased  by CTC and Telkiosk in an arm's length transaction  from an  independent  international  long  distance  reseller and
customer  base   consolidator.   The  customer   databases  were  acquired  in
connection  with  the  initial   capitalization  of  ITHC  with  the  customer
databases  being  recorded at $1,300,000  representing  predecessor  cost. The
Company's plans for the  solicitation  process are currently  underway and the
Company entered into an option  agreement with an entity formed by the sellers of its  customer  databases  (Note 13).  The  agreement  provides  that if the
Company   has  not   been   able  to   establish   at   least   5,000   active
telecommunications  subscribers from the combined databases by March 30, 2001, the entity will  repurchase the customer  databases from the Company  allowing the Company to recover its investment in these databases.

Total shares  issued in  connection  with the  acquisition  of these  customer databases and the initial  capitalization  of ITHC were 2,000  (11,377,137  as adjusted),  including  500  (2,844,285  as adjusted)  shares  issued to ITC in
connection  with  its  anticipated   backroom  support  function.   The  2,000
(unadjusted)  shares  issued were  recorded at their nominal par value ($.001)
of $20.

Cognigen Acquisition

On July 1, 1999,  ITHC entered into an agreement with Cognigen to purchase all of Cognigen's net assets.  The purchase price included  31,286,894  shares, as adjusted,  of ITHC common  stock and a $300,000  note  payable.  Additionally,
ITHC  entered  into a  four-year  employment  contract  with  the  founder  of
Cognigen,   which  provides  for  an  annual  base  salary  of  $175,000.  The transaction  was  accounted  for as a purchase.  ITHC  acquired  net assets of
$86,285 and  recorded  goodwill of $213,770.  The goodwill is being  amortized over a life of 5 years.

Reverse Acquisition

On August 20, 1999,  the Company  completed the  acquisition of all of the net assets  of ITHC in  exchange  for up to  49,041,397  shares  of the  Company's common stock. For financial statement purposes,  this business combination was accounted for as an additional  capitalization of ITHC (a reverse  acquisition in which ITHC was the accounting  acquirer).  ITHC is considered the surviving entity and the historical  financial  statements  prior to the acquisition are
those  of  ITHC.  The  15,757,047   shares   reflected  in  the  statement  of
stockholders'   equity   reflect  those  shares  of  Company's   common  stock
outstanding  immediately prior to the reverse  acquisition.  The Company's net book value prior to the  transaction was $0. The issuance of the stock must be completed  in two  closings  due to the  limited  amount of  authorized  stock available for issuance  under the  Company's  articles of  incorporation.  The first  closing  resulted  in the  issuance  of  11,742,953  shares  while  the remaining  37,298,444  shares will be issued  after the  authorized  number of shares is  increased or after a reverse  stock split is effected.  The Company issued  5,000,000  shares of the  Company's  common stock as finders'  fees in connection  with the  transaction  to unrelated  individuals.  The shares were valued  at  $1,900,000,  or $.38 per  share,  and  reported  on a net basis in additional paid-in-capital.

Additionally  on August 20,  1999,  ITHC  purchased  12,602,431  shares of the
Company's  common  stock  for  a  price  of  $190,000  from  certain  existing shareholders of the Company.  This was recorded as a charge to paid-in capital in the amount of $190,000.

The Company is the legal  survivor and changed its name to Cognigen  Networks,
Inc. in July 2000.

Cognigen Switching Acquisition

On April 15, 2000,  the Company  purchased the  outstanding  stock of Cognigen
Switching  (f.k.a.   Aquila   International   Telecommunications,   Inc.)  for
2,041,445 shares and $590,000 in previous cash advances to Cognigen  Switching for a total purchase price of $3,287,397.  This  transaction was accounted for as a purchase.  Intangible  assets  acquired  are  amortized  over five years.
The results of  operations  have been  included  from the date of  acquisition forward in the accompanying financial statements.

Purchase Price Allocation and Pro Forma Results

The  combined  aggregate  purchase  price  of  the  Company's  acquisition  of
Cognigen  Switching  $(3,287,397) and Cognigen  $(300,055) have been allocated to the  assets  acquired  and  liabilities  assumed  based on the fair  market values on the date of acquisition, as follows:

   Cash                                                     $   34,900
   Accounts receivable                                         318,521
   Property and equipment                                      205,777
   Goodwill - Cognigen                                         213,770
   Goodwill - Cognigen Switching                             3,596,164
   Deposits and other                                          103,719
   Accounts payable                                            (41,910)
   Accrued expenses                                           (408,872)
   Debt                                                       (434,617)
                                                            ----------

                                                            $3,587,452
                                                            ==========

The  following  table  depicts the  unaudited pro forma results of the Company giving effect to the Company's  two  acquisitions  in 1999 and 2000 as if they occurred  on  July  1,  1998.  The  unaudited  pro  forma  information  is not necessarily  indicative  of the results of operations of the Company had these acquisitions  occurred  at the  beginning  of the years  presented,  nor is it necessarily indicative of future results.

                                                             Years Ended
                                                               June 30,
                                                      -------------------------
                                                         1999           2000
                                                      -----------   -----------
                                                     (unaudited)

Revenue                                               $ 1,808,939   $ 4,033,864
                                                      ===========   ===========

Net loss                                              $(1,600,073)  $(9,017,938)
                                                      ===========   ===========

Loss per share                                        $      (.05)  $      (.11)
                                                      ===========   ===========

Note 9 - Stockholders' Equity

Stock Issuances

In connection with certain ITHC executive employment  agreements 11,377,366 as adjusted  shares of ITHC stock  valued at $30,000 were issued in July 1999 for services  provided by those key employees.  In addition,  31,286,894 shares of
ITHC stock were issued in  connection  with the  acquisition  of the assets of
Cognigen (Note 7).

During  the  6  months  ended   December  31,  1999,   the  Company   received
subscriptions  for 12,489,102  shares of the Company's  common stock at prices of $0.38 per share  (11,562,302  shares) and $1.60 per share (926,800  shares)
from  various  persons.  These  shares  were  issued  by March 31,  2000.  The
Company  agreed to pay a fee of 12% of the total  proceeds  received  from the sale of the common stock to a  distributor  and issue  warrants to purchase up to a maximum of  1,500,000  shares of the  Company's  common  stock to various persons in connection  with the sales.  These warrants were valued at $347,400 based on a value of $.23 per  warrant.  This fee was  accounted  for as a cost of the sale of those  common  shares.  The  Company  paid a total of  $727,474 related to the total fee due and other expenses associated with the offering.

Stock Options

In August 1999, the Company issued  32,400,000  options  entitling the holders to purchase the Company's  common stock at $0.46 per share. The options vested immediately  and  expire  five  years  from  the  date  issued.  Most of these
options  cannot  be  exercised   until  the  Company  amends  it  articles  of
incorporation  or affects a reverse  split of its common  stock so that it has sufficient  shares  available for issuance upon the exercise of these options.
26,000,000  of  these  options  were  issued  to  non-employees   for  various
professional  services provided (of which 12,000,000 were issued to a trust of which the founder is a  beneficiary)  while the remaining  options were issued to  employees  and  directors.  The Company  has  adopted the  disclosure-only
provisions   of  Statement  of  Financial   Accounting   Standards   No.  123,
"Accounting for Stock-Based Compensation."  Accordingly,  no compensation cost has been  recognized  for the stock options issued to employees and directors.
$6,022,004  of  compensation  expense  was  recorded  in  connection  with the options  granted  to  non-employees  based  on a  value  of $.23  per  option.
Assumptions  used in the  valuation of stock  options  include  volatility  of
109%,  3-year lives,  dividend  yield of 0% and a risk-free  rate of 5.5%. The weighted  average  remaining  lives  are  2.17  years  with  weighted  average exercise prices of $.46.

The Company  has  adopted  the  disclosure-only  provisions  of  Statement  of
Financial  Accounting  Standards  (SFAS) No. 123,  "Accounting for Stock-Based
Compensation."  Accordingly,  no  compensation  cost has been  recognized  for stock options issued.  Had  compensation  cost for the Company's stock options issued  been  determined  based on the fair value at the grant date for awards consistent  with the  provisions  of SFAS No. 123, the  Company's net loss and loss per share would have been  increased to the pro forma  amounts  indicated
below:

                                                                  June 30,
                                                        ----------------------------
                                                             1999           2000
                                                        -------------  -------------

Net loss - as reported                                     $(51,283)     $(8,265,180)
Net loss - pro forma                                       $(51,283)     $(9,777,529)
Basic loss per share - as reported                         $   (0.0)     $     (0.11)
Basic loss per share - pro forma                           $   (0.0)     $     (0.12)

Note 10 - Non-Cash Investing and Financing Activities

During the year ended June 30, 2000:

The  Company  acquired  net assets of $86,230  and  recorded  goodwill  in the amount  of  $213,770  by  issuing a note for  $300,000  in  connection  with a business acquisition (Note 8).

The Company  acquired  the  outstanding  common stock of a business by issuing
2,041,445 shares valued at $2,697,397 and paying cash of $590,000 (Note 8).

During the year ended June 30, 1999:

The  Company   issued   notes   totaling   $1,300,000   in  exchange  for  two
long-distance telephone subscriber databases valued at $1,300,000 (Note 8).

Note 11 - Operating Leases

The Company  leases  office  space under  operating  lease  agreements,  which provide for  aggregate  monthly  payments of $11,274 and expire  through March
2003.

      Year Ending June 30,                                    Amount
      --------------------                                  ---------

               2001                                         $   87,688
               2002                                             62,049
               2003                                             12,514
                                                            ----------

                                                            $  162,251
                                                            ==========

Rent expense under these  operating  leases totaled  $59,478 and $0 during the years ended June 30, 2000 and 1999, respectively.

Note 12 - Commitments and Contingencies

Commitments

Employment Agreements

During the year ended June 30, 2000,  the Company  entered into an  employment agreement  with  one key  employee.  This  employment  agreement  runs  over a three-year  period  starting  in  October of 1999 and  provides  for an annual salary of $125,000.  If the Company  terminates the agreement without cause it would be obligated to pay all remaining  amounts under the remaining  terms of the contract.

In August of 2000, the Company entered into additional  employment  agreements with other key employees.  Under these  agreements,  the employees are paid an annual salary ranging from $100,000 to $120,000,  receive  bonuses of $100,000 each,  which have been pre-paid and are earned prorata over the two-year terms of the agreements  and the  agreements  are subject to termination  with cause
(as defined).  If the employee  terminates  the employee's  agreement  without cause or if the Company  terminates  the  agreement  with cause,  the employee would be obligated to pay all remaining  amounts due under the remaining terms of the agreement.

Consulting Agreements

The  Company  also  has  consulting  agreements  with two  individuals,  which provide for annual  compensation  of $175,000  and  $120,000 and have terms of four and three years, respectively.

Contingencies

The Company has an  obligation to issue  37,298,444  shares of common stock in connection  with the  reverse  acquisition  described  in Note 7. The  Company also has  32,400,000  stock  options and  warrants to purchase up to 1,500,000 shares of the  Company's  common  stock  outstanding.  Currently,  the Company does not have sufficient  authorized capital to legally issue these additional common  shares.  The holders of options  and  warrants  and those  entitled to receive  shares in a second future  closing are aware of the Company's lack of
authorized  capital.   The  Company  is  using  its  best  efforts  to  obtain
shareholder  approval at a meeting of  shareholders to increase the authorized capital of the Company.  Management  does not believe this condition will have a material adverse effect as the Company's financial condition.

Note 13 - Subsequent Events

Investment in Customer Databases

In October 2000, the Company  entered into an option  agreement with an entity formed by the  sellers  of its  customer  databases  described  in Note 8. The agreement  provides  that if the  Company  has not been able to  establish  at least 5,000 active  telecommunication  subscribers from the combined databases by March 30,  2001,  the  Company  has the  option to  require  the  entity to repurchase the customer  databases from the Company in an amount not below its
original   investment  in  such  databases  through  the  forgiveness  of  any outstanding  remaining debt and accrued  interest which totaled  approximately
$604,000 at October  2000,  with the  remainder  of the balance made up by the return of Company  shares held by the sellers at the then market  value.  This agreement  was reached in an effort by  management  to protect the Company and its shareholders  interests in such customer databases.  If the transformation of at least 5,000 names into active  customers  is not reached by the Company, the  Company  will  be  able to  recover  its  original  investment  in  these databases  collectively.  Management  of  the  Company  believes  it  will  be successful in the  activation  of at least 5,000  customer  names.  Management believes that the signing of this  agreement was a positive step in protecting the investment the Company and its  shareholders  have made in acquiring these databases.

Item 6.  Management's Discussion and Analysis or Plan of Operations

Overview
      Prior  to July 1,  1999 we were a  publicly  held  shell  that had no operations.  On August 20, 1999 we  acquired  all of the net assets of ITHC in  exchange  for up to  49,041,397  shares  of  our  common  stock.  These
assets   primarily   consisted   of  the   operating   assets  of  Cognigen
Corporation  that had  previously  been  acquired  on July 1, 1999 by ITHC.
On April  14,  2000 we  acquired  all of the stock of CST in  exchange  for
2,041,445  shares of our common stock.  These  acquisitions  transformed us into a thriving  telecommunications  company with  specialties  in the sale through the  Internet of calling  cards,  various  local and long  distance services and discount  circuit  switched  telecommunications  services.  We also provide innovative custom designed service plans.

     ITHC was incorporated on July 24, 1998 in Delaware. Since its inception,
ITHC had  directed  its efforts toward the  acquisition of assets that would allow it to be engaged in direct and multilevel  agency  marketing  and sale of long distance service and products as well as the switching and transport of voice, fax and data telephone and internet traffic and related  services.
On July 1, 1999, ITHC  acquired  the  net  assets of Cognigen Corporation in exchange for 5,500 shares of  ITHC's  common  stock  and a  note  payable of
$300,000. Cognigen Corporation was actively marketing long distance telephone services over the Internet.

      On July 12, 2000 we amended our Articles of  Incorporation  to change our name from Silverthorne Production Company to Cognigen Networks, Inc.

Results of Operations

      ITHC was a  developmental  stage  company from its  inception on July
24, 1998  through  June 30,  1999.  During this stage,  ITHC  generated  no revenues and  incurred  only minimal  operational  costs.  ITHC focused its efforts on the pursuit of the  acquisition  of business  opportunities.  On
July 1,  1999,  ITHC  completed  the  acquisition  of all the net assets of
Cognigen  Corporation  in  a  transaction  accounted  for  as  a  purchase.
Additionally,  in a  transaction  accounted  for as a reverse  acquisition,
ITHC  acquired  control  of  us.  We  were  a  non-operating  public  shell corporation.  As no  operations  existed  for ITHC for the year  ended June
30, 1999, no meaningful comparisons can be made.

      For  purposes of this  Management's  Discussion  and Analysis or Plan of Operation,  we believe that a discussion  regarding the major components of our  results  of  operations  for the  year  ended  June 30,  2000  will provide a more meaningful basis for analysis.

Fiscal Year Ended June 30, 2000

Total  revenue  for the year  ended  June 30,  2000 was  $3,779,713,  which consisted of  $1,138,165  of prepaid  calling card  revenue,  and marketing commissions  of  $2,598,008  related to  commissions  received for sales of telecommunication  products  through  links  provided  from  our web  site.
These  revenue  streams  were  acquired  in  connection  with the  Cognigen
Corporation  acquisition.  We also  generated  other  revenue  of  $63,540,
which  relates  primarily  to  long  distance   telecommunication   revenue
generated  through  callback  services  for two and a half  months from our acquisition of CST.

      Our  operating  costs  consist of prepaid  cards and pins of $950,727
related  to  the  cost  of  service   provided  by  third  party  carriers.
Marketing   commissions  of  $1,657,195  are  commissions  paid  to  agents associated with the  telecommunications  product sales commissions received by us through our web site links.

      Selling,  general and administrative  (SG&A) expenses were $8,734,444 for the year  ended  June  30,  2000.  Non-cash  stock  based  compensation charges of  $6,052,004  are  included in SG&A  expenses  and are related to stock  issued  to  employees  for  services  valued  at  $30,000  and stock options issued to  non-employees  for services  valued at $6,022,004  using the  Black-Scholes  option  pricing  model.  The remainder of SG&A expenses includes  salaries,  consulting  and other  professional  fees,  travel and related  costs,  and rents for our three offices.  Our management  believes that our current  infrastructure  can support  increases in capacity of two to three times  current  sales  levels  without  having to add  significant additional  costs.  There  can be no  assurances  that  we will  not  incur significant additional SG&A costs as a result of future growth.

      Depreciation  and  amortization  was $561,510 for the year ended June
30, 2000 and consists of depreciation  on furniture and  telecommunications equipment  and  amortization  of goodwill  and  customer  databases.  These costs are a direct result of our business acquisitions during the year.

      Interest  expense  was  $144,492  for the year  ended  June 30,  2000 resulting in an increase  from June 30, 1999 of $76,678,  which is a direct result of  additional  debt  assumed in our  business  acquisitions  during the year.

Fiscal Year Ended June 30, 1999

      During  the  fiscal  year  ended  June 30,  1999,  we  engaged  in no significant  operations other than the search for, and  identification  and evaluation of,  possible  acquisition  candidates.  No revenue was received by us during  the fiscal  year.  We  realized a net loss of $51,283  during the fiscal year ended June 30, 1999.

Liquidity and Capital Resources

We have funded our  operations  to date from the sale of common  stock.  At
June 30,  2000 we had cash and cash  equivalents  of  $717,344  and working capital of $734,152.

Cash used by us for  operating  activities  during  the year ended June 30,
2000 was  $2,167,135.  Additional  sources and uses of cash during the year ended  June  30,  2000  include  net  proceeds  of  $5,140,087  from  stock
issuances,   debt  and  capital   lease   payments  of   $1,090,914,capital
expenditures  of $400,594  and  acquisition  costs of  $745,100  related to businesses acquired during the year.

We  currently  have three notes  payable and  various  capital  leases with total  outstanding  balances of $943,703 at June 30, 2000. Two of the notes are  due  July  1,  2001  and  one  is  due  February  12,  2001.  We  have maturities  of  capital  leases  and notes  payable  of  $421,551  required during the next twelve months

Cash  generated  from  operations  was not  sufficient  to meet our working capital  requirements  for the year  ended  June 30,  2000,  and may not be sufficient to meet our working  capital  requirements  for the  foreseeable future.  As a result,  we are exploring  various  bridge  financing  and/or additional  equity financing to meet current operating  requirements  until operations can generate  sufficient cash to become  self-sustaining.  There can be no  assurances  that we will be able to  secure  additional  debt or equity  financing or that  operations  will produce  adequate cash flows to allow  us to  meet  all  of our  future  obligations.  However,  management believes  that we will be  successful  in producing  sufficient  cash flows from all collective sources to continue for the next twelve months.

We have no  significant  planned  capital  expenditures  covering  the next twelve months.

We  maintain  two  customer  databases   containing   archived  names  with
historical  records of long distance  telecommunication  service users,  to which we  intend to  devote  substantial  efforts  during  the next  twelve months to  transform  these names into  active CST  customer  accounts.  We have  been in  negotiations  with a  telemarketing  firm to  assist  in the transformation  of these  names into  active  accounts.  We  anticipate  an initial  cost of  approximately  $93,000 for these  telemarketing  services and have  received  a verbal  commitment  from a third  party to  assist in funding these telemarketing costs, as necessary.

We  have  also  entered  into an  option  agreement  with a  joint  venture consisting of the sellers of the customer  databases,  which  provides that if certain  targeted levels of active  customers cannot be transformed from the  databases,  we have has the option to have our original  investment in these  databases be refunded  through the forgiveness of the remaining debt outstanding  and the return of our shares.  We believe this  agreement is a major step in protecting the  recoverability of our original  investment in these databases.

            INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                        (A Development Stage Company)
           (Accounting Acquirer of Silverthorne Production Company)

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Inter-American Telecommunications
 Holding Corporation
Seattle, Washington

We have audited the accompanying  consolidated balance sheet of Inter-American
Telecommunications  Holding  Corporation (a  development  stage company) as of
June 30, 1999, and the related  consolidated  statements of  operations,  cash flows,  and  changes in  stockholders'  equity for the period  from  inception
(July 24, 1998)  through June 30, 1999.  These  financial  statements  are the responsibility of the Company's  management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to obtain  reasonable  assurance about whether the financial  statements are free of  material  misstatement.  An audit  includes  examining,  on a test  basis, evidence  supporting the amounts and disclosures in the financial  statements.
An  audit  also  includes   assessing  the  accounting   principles  used  and
significant  estimates made by  management,  as well as evaluating the overall financial  statement  presentation.  We  believe  that our  audit  provides  a reasonable basis for our opinion.

In our opinion,  the financial statements referred to above present fairly, in all material respects,  the consolidated  financial position of Inter-American
Telecommunications   Holding   Corporation  as  of  June  30,  1999,  and  the
consolidated  results of its  operations,  its cash  flows and its  changes in stockholders'  equity for the period from  inception  (July 24, 1998)  through
June 30, 1999 in conformity with generally accepted accounting principles.

Denver, Colorado
January 20, 2000
(except for Note 7 which
is dated February 10, 2000)

                                              /s/Comiskey & Company
                                                 Comiskey & Company
                                                 PROFESSIONAL CORPORATION

            INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                        (A Development Stage Company)
           (Accounting Acquirer of Silverthorne Production Company)

                          Consolidated Balance Sheet
                                June 30, 1999

                                       Assets

Other assets
  Goodwill                                                                  $        5
  Deferred tax                                                                  16,531
  Customer lists                                                             1,300,015
                                                                            ----------
Total assets                                                                $1,316,551
                                                                            ==========
                          Liabilities and Stockholders' Equity

Current liabilities
  Interest payable                                                          $   67,814
  Notes payable - related parties                                              700,000
                                                                            ----------
   Total current liabilities                                                   767,814

Notes  payable - related  parties,  due in more than one                       600,000
year

Stockholders' equity
  Common stock; $0.01 par value, 10,000 shares
   authorized; 2,000 shares (11,377,137 shares, as
   adjusted) issued and outstanding                                                 20
  Deficit accumulated during the development stage                             (51,283)
                                                                            ----------
                                                                               (51,263)
                                                                            ----------

Total liabilities and stockholders' equity                                  $1,316,551
                                                                            ==========

            INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                        (A Development Stage Company)
           (Accounting Acquirer of Silverthorne Production Company)

                     Consolidated Statement of Operations
        For the Period July 24, 1998 (Inception) through June 30, 1999

Revenue                                                                     $       -

Interest expense                                                                67,814
                                                                            ----------

Loss before income taxes                                                       (67,814)

Income tax benefit                                                              16,531
                                                                            ----------

Net loss                                                                    $  (51,283)
                                                                            ==========

Basic and diluted earnings per share                                        $    (0.01)
                                                                            ==========

Weighted average shares outstanding, as adjusted                            11,377,137
                                                                            ==========

            INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                        (A Development Stage Company)
           (Accounting Acquirer of Silverthorne Production Company)

                     Consolidated Statement of Cash Flows
        For the Period July 24, 1998 (Inception) through June 30, 1999

Cash flows from operating activities
  Net loss                                                                  $  (51,283)
                                                                            ----------
  Adjustments to reconcile net income to net cash flows
   from operating activities
   Deferred tax benefit                                                        (16,531)
   Changes in assets and liabilities
     Interest payable                                                           67,814
                                                                            ----------
                                                                                51,283
                                                                            ----------
      Net cash flows from operating activities                                      -
                                                                            ----------

Cash flows from investing activities
      Net cash flows from investing activities                                      -
                                                                            ----------

Cash flows from financing activities
      Net cash flows from financing activities                                      -
                                                                            ----------

Net change in cash                                                                  -
                                                                            ----------

Cash and cash equivalents, beginning of period                                      -
                                                                            ----------

Cash and cash equivalents, end of period                                    $       -
                                                                            ==========

            INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                        (A Development Stage Company)
           (Accounting Acquirer of Silverthorne Production Company)

          Consolidated Statement of Changes in Stockholders' Equity
        For the Period July 24, 1998 (Inception) through June 30, 1999

                                            Common Stock
                                                                 Deficit
                                                                 Accumulated
                                        Number of                During the      Total
                                        Shares As                Development     Stockholders'
                                        Adjusted      Amount     Stage           Equity

Common stock  issued for  intangible
assets, November 4, 1998               $11,377,137    $  20       $      -        $     20

Net loss for the period July 24,
  1998 to June 30, 1999                       -          -          (51,283)       (51,283)

Balance, June 30, 1999                  11,377,137    $  20       $ (51,283)      $(51,263)

            INTER-AMERICAN TELECOMMUNICATIONS HOLDING CORPORATION
                        (A Development Stage Company)
           (Accounting Acquirer of Silverthorne Production Company)

                   Notes to Consolidated Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and
Presentation

Description of Business and Operations

Inter-American   Telecommunications   Holding   Corporation   ("ITHC"  or  the
"Company") was  incorporated  in the state of Delaware on July 24, 1998.  ITHC was  organized  for the purpose of  consolidating  the  operations  of certain
enterprises   engaged  in  the  commerce  and  transmission  of  domestic  and international long distance telephone and related services.

During the period  ended June 30,  1999,  ITHC  acquired  customer  lists from
Telkiosk, Inc. ("Telkiosk") and Combined Telecommunications  Consultancy, Ltd.
("CTC") that will be utilized to build a customer  base for  telecommunication sales.  These  companies were unrelated to ITHC prior to the  transaction.  As a result of these  transactions,  Telkiosk and CTC became  shareholders of the
Company.  On November 4, 1998, in a  transaction  accounted for as a purchase,
the  Company  issued   2,844,285   common  shares  (as  adjusted)  to  acquire
Inter-American  Telecommunications Corporation ("ITC"), an unrelated, inactive corporation  with no assets  or  liabilities.  The  shares  were  valued at an aggregate  consideration  of $5,  which was  recorded  as  goodwill.  ITC will provide  backroom support  services for the Company's  operations.  On July 1,
1999,   ITHC  acquired  all  of  the  assets  and   liabilities   of  Cognigen
Corporation, an on-line marketer of a variety of telecommunications  services;
see Note 7.

As of June 30,  1999,  the Company is in the  development  stage as defined in
Statement of Financial  Accounting  Standards No. 7 - Accounting and Reporting
by  Development  Stage  Enterprises.  Since its  inception,  the  Company  has geared its efforts  toward the  acquisition of assets that will allow it to be engaged in direct and  multilevel  agency  marketing and sale of long distance service and products as well as the switching and transport of voice,  fax and data telephone and Internet  traffic and related  services.  At June 30, 1999, operations had not commenced.

Customer Lists

Customer  databases acquired for debt have been recorded at the face amount of the debt  issued in the  acquisition.  Customer  databases  will be  amortized into income over a period not to exceed 3 years from the migration date.

Long Lived Assets

The Company  assesses  its  long-lived  assets for  impairment  on a quarterly basis.  Impairment is considered  possible when  management's  projections  of future cash flows to be derived from the  long-lived  assets are less than the carrying  amount  of the  asset.  Impairment  is  recorded  as the  difference between the  carrying  amount of the asset and the present  value of projected future cash flows using the Company's incremental borrowing rate.

Income Taxes

The  Company  accounts  for  income  taxes in  accordance  with  SFAS No.  109
"Accounting  for  Income  Taxes"  which  requires  that  deferred  income  tax expenses be provided  based upon  estimated  future tax effects of differences
between  the  carrying   amounts  of  assets  and  liabilities  for  financial
reporting  purposes and the amounts  used for income tax  purposes  calculated based upon provisions of enacted tax laws.

Financial Instruments

Unless  otherwise  indicated,  the  fair  value  of all  reported  assets  and liabilities,  which represent  financial  instruments  (none of which are held for trading purposes) approximate the carrying values of such amounts.

Use of Estimates

The  preparation  of the Company's  financial  statements  in conformity  with
generally  accepted   accounting   principles   requires  management  to  make
estimates and assumptions  that affect the amounts reported in these financial statements  and  accompanying  notes.  Actual  results could differ from these estimates.

Loss Per Share

Loss per common  share has been  computed by dividing net loss by the weighted average  number of  shares of common  stock  outstanding  during  the  period.
Shares issued in the initial  capitalization  of the Company have been treated as outstanding since inception.

Principles of Consolidation

The  accompanying  financial  statements  include  all of the  accounts of the
Company and its wholly  owned  subsidiary,  Inter-American  Telecommunications
Corporation,  an  inactive  corporation  with no  assets or  liabilities.  All intercompany amounts have been eliminated in consolidation.

Stockholders' Equity

As more  fully  explained  in  footnote  8 to the  financial  statements,  the
Company engaged in a reverse  acquisition by Silverthorne  Production  Company whereby the Company  received or will receive at the second closing a total of
54,041,397  newly  issued  Silverthorne  common  shares.  The  effect  of  the transaction  is  presented  in  the  accompanying  financial  statements  as a pro-rata  restatement  of ITHC common  shares  outstanding.  Unless  otherwise indicated,  all ITHC common  share and per- share  amounts in these  financial statements  have been  restated  to  reflect a 5,688.57  to 1 increase  in the number of common shares outstanding.

Newly Issued Accounting Pronouncements

In June 1998,  the FASB  issued FAS 133,  Accounting  for  Certain  Derivative
Instruments and Certain Hedging Activities,  which establishes  accounting and
reporting   standards  for  all   derivative   instruments   and  for  hedging
activities.  FAS 133 requires that an entity  measure all  derivatives at fair value and recognize  those  derivatives as either assets or liabilities on the balance  sheet.  The change in a  derivative's  fair value is  generally to be recognized in current  period  earnings.  However,  if certain  conditions are met, a derivative may be specifically  designated as a hedge of an exposure to changes in fair value,  variability of cash flows, or certain foreign currency exposures.  Based on the hedge  designation,  special hedge  accounting  rules allow the  derivative's  change in value to be  recognized  either in  current period  earnings,  together  with the  offsetting  change in value of the risk being  hedged,  or, to the extent  the hedge is  effective,  in  comprehensive income and  subsequently  reclassified  into  earnings  when the  hedged  item affects earnings.

FAS 133, as amended by FAS 137, is effective  for all fiscal  years  beginning after June 15, 2000 (calendar year 2001), with early adoption  permitted.  The
Company  does  not  currently  use  derivatives  for  trading  or  speculative purposes  or for  hedging and does not  anticipate  that the  adoption of this standard will have a significant impact on its operating results.

Note 2 - Statements of Cash Flows

There  were no cash  payments  made  for  interest  or  income  taxes in 1999.
Non-cash investing and financing activities consisted of the following:

                     Issuance of promissory notes       $  1,300,000
                     Issuance of common stock                     20
                     Purchase of customer lists           (1,300,015)
                     Goodwill                                     (5)

Note 3 - Long-term Debt

At June 30,  1999,  the Company  had the  following  notes  payable to related parties:

                                                               Current       Long-term

8% unsecured  promissory note payable to Telkiosk,  with
 principal  and interest  due upon  maturity at November
 4, 1999, partially refinanced to July 1, 2000                 $200,000       $300,000

8%  unsecured  promissory  note  payable  to  CTC,  with
 principal  and interest  due upon  maturity at November
 4, 1999, partially refinanced to July 1, 2000.                 500,000        300,000
                                                               --------       --------

                                                               $700,000       $600,000
                                                               ========       ========

Note 4 - Income Taxes

The Company  computes and records taxes payable  based upon  determination  of taxable income,  which is different from pre-tax  financial  statement income.
Such differences  arise from the reporting of financial  statement  amounts in different  periods for tax purposes.  The timing  differences  are a result of different accounting methods being used for financial and tax reporting.

The  Company's  total  deferred  tax assets,  deferred  tax  liabilities,  and deferred tax valuation allowance at June 30, 1999 are as follows:

   Deferred tax assets
     Non-benefited tax losses and credits               $     16,531
     Valuation allowance                                          -
                                                        ------------

            Net deferred tax asset                      $     16,531
                                                        ============

The provision for income taxes was different  than the amount  computed  using the statutory income tax rate for the reasons following:

   Tax computed at statutory rate
   State taxes                                          $     10,172
   Valuation allowance                                         6,359
                                                        ------------
            Income tax benefit                          $     16,531
                                                        ============

Note 5 - Commitments and Contingencies

Presentation as a going concern

The Company is in the  development  stage and at June 30, 1999,  had no liquid assets with which to satisfy its  acquisition  liabilities and ongoing working capital  commitments.  After  year-end,  as  discussed  in Note 8, the Company
acquired  a  controlling  interest  in  Silverthorne   Production  Company,  a
publicly  traded  shell  company.  Between  September  and  December  of 1999,
Silverthorne  Production  Company raised a total of $5.85 million  through the sale of its common  stock,  the  proceeds of which will be used to fund ITHC's operating  capital  requirements,  as  well  as  to  make  additional  planned acquisitions.

Note 6 - Related Party Transactions

Acquisition of customer databases

On November 4, 1998,  ITHC acquired a customer  database of 54,034  individual subscribers  from Telkiosk in exchange for  2,844,285,  as adjusted  shares of
ITHC  common  stock,  plus  a cash  payment  of  $500,000  in  the  form  of a promissory  note payable  November 4, 1999 (and  subsequently  extended  until
July  1,  2000  as  to  the  remaining  $300,000  balance  due).  Telkiosk  is partially  owned by Peter Tilyou,  a former officer and director of ITHC. This
is  an  electronically   archived  database   containing  54,034   individual,
comma-delimited  records of residential and business accounts of long distance telephone  subscribers using the callback or  call-reorigination  system.  The domiciles of these accounts are located  primarily  outside the United States, including Japan, Italy, France,  Argentina,  Brazil, Spain, Israel, Russia and
CIS  countries,  Guatemala,  Venezuela  and  Singapore.  The  customers in the database use primarily U.S.  origination - foreign  termination  callback long distance services.

Also on  November  4,  1998,  ITHC  acquired  a  customer  database  of 41,415 individual subscribers from CTC in exchange for 5,688,570,  as adjusted shares of  ITHC  common  stock  plus a cash  payment  of  $800,000  in the  form of a promissory  note payable  November 4, 1999 (and  subsequently  extended  until
July 1, 2000 as to $300,000 of the remaining  balance  due).  CTC is partially owned by Peter  Tilyou,  a former  officer and  director  of ITHC.  This is an
electronically     archived    database    containing    41,415    individual,
comma-delimited  records of residential and business accounts of long distance telephone  subscribers.  The  domiciles  of  these  accounts  are all  located within  the  United  States.  Approximately  90% of  these  accounts  have  an affinity  to a  foreign  country,  and the  accounts  are held by  persons  of
Russian,  Romanian, Czech, Slovakian,  Slovenian,  Polish, Bulgarian,  German,
Japanese and Filipino national origin.

Migration  of  customers  will  commence  when  the  solicitation  process  is complete.  The lists  were  originally  purchased  by CTC and  Telkiosk  in an arm's length  transaction  from an  independent  international  long  distance reseller  and  customer  base  consolidator.  The  purchase  price to ITHC was determined  with respect to amounts paid or payable to the original  seller of the lists.

Note 7 - Subsequent Event

Acquisition of Cognigen Corporation

On  July  1,  1999,  the  Company  entered  into an  agreement  with  Cognigen
Corporation  ("Cognigen") to purchase all of Cognigen's  assets.  The purchase price  included  31,286,894,  as adjusted  shares of ITHC common stock,  and a
$300,000  note  payable due October 1, 1999.  The  agreement  also calls for a four-year  employment  contract  between the Company and Kevin  Anderson,  the founder of Cognigen with an annual base salary of $175,000.  Mr.  Anderson was not  previously  affiliated  with  ITHC  prior to the  acquisitions,  and will continue with the Company and will perform  functions  equivalent to that of a chief  operating  officer.  The agreement also calls for the Company to expend a total of  $600,000  over a  three-year  period on  business  expansion.  The transaction will be accounted for as a purchase.

The following Pro Forma combined condensed financial  information reflects the acquisition  of Cognigen as if it occurred as of July 24, 1998 (the  beginning of the period).

            Total assets                                $  1,923,583
            Total liabilities                              1,982,914
            Stockholders' equity                             (59,331)

            Revenues                                       1,807,401
            Net loss                                         (37,049)
            Loss per adjusted share                           (0.003)

Acquisition of controlling interest in Silverthorne Production Company

On August  20,  1999,  pursuant  to a Stock  Purchase  and  Asset  Acquisition
Agreement  by and  among  Silverthorne  Production  Company  ("Silverthorne"), certain shareholders of Silverthorne,  and the Company,  ITHC acquired a total of 24,345,384  shares,  or  approximately  58%, of the  outstanding  and to be issued  shares of common stock of  Silverthorne  in exchange for all of ITHC's assets and liabilities.  In a second closing which is to occur after a meeting
of   the  shareholders  of  Silverthorne,  ITHC  will  receive  an  additional
37,298,444 Silverthorne common shares. Silverthorne is a publicly traded shell company with no assets or  liabilities  prior to the  transaction with ITHC as described herein.

Of the shares  acquired in August,  11,742,953  were  acquired  directly  from
Silverthorne and 12,602,431 shares were acquired from certain  shareholders of
Silverthorne  in  exchange  for  $190,000 in cash and  1,706,571,  as adjusted shares of ITHC common stock.

The  transaction  will be accounted  for as a reverse  acquisition,  with ITHC being the accounting  acquirer of Silverthorne.  Unless  otherwise  indicated, all share and per share amounts in the accompanying  financial statements have been  restated  to  reflect  the  issuance  by  Silverthorne  of  a  total  of
54,041,397 common shares to ITHC in the transaction,  which equates to a total of 5,688.57 shares of Silverthorne for each outstanding common share of ITHC.

Shares issued for employment agreements

On  July  22,  1999  ITHC  executed  one-year  employment  agreements  for the positions  of Chief  Operating  Officer  ("COO") and Chief  Financial  Officer
("CFO").  Included in these agreements were the rights to receive  11,377,366, as adjusted  shares of ITHC common stock in  consideration  of past  services.
On July 22,  1999,  shares were issued and have been valued at $30,000 or .003 per share (as adjusted), which approximated market value at the date of issue.

Aquila Agreement

On July 22, 1999,  ITHC entered into a three-year  carrier  service  agreement with  Aquila  International  Telecommunications,  Inc.  ("Aquila"),  a company partially  owned by Jimmy  Boswell  and David G.  Lucas who are  officers  and directors  of the  Company.  ITHC  provided an advance  payment of $400,000 in connection with this agreement.

In  January  2000,  Silverthorne  entered  into a letter of intent to  acquire
Aquila,  subject  to  the  execution  of  a  definitive  agreement  and  other conditions.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Cognigen Corporation
Seattle, Washington

We have audited the accompanying  balance sheets of Cognigen Corporation as of
June 30, 1999 and 1998,  and the  related  statements  of income and  retained earnings,  and cash flows for each of the years then  ended.  These  financial
statements  are  the   responsibility   of  the  Company's   management.   Our
responsibility  is to express an opinion on these financial  statements  based on our audit.

We  conducted  our  audit  in  accordance  with  generally  accepted  auditing standards.  Those  standards  require  that we plan and  perform  the audit to obtain  reasonable  assurance about whether the financial  statements are free of  material  misstatement.  An audit  includes  examining,  on a test  basis, evidence  supporting the amounts and disclosures in the financial  statements.
An  audit  also  includes   assessing  the  accounting   principles  used  and
significant  estimates made by  management,  as well as evaluating the overall financial  statement  presentation.  We  believe  that our  audit  provides  a reasonable basis for our opinion.

In our opinion,  the financial statements referred to above present fairly, in all material respects,  the financial  position of Cognigen  Corporation as of
June 30, 1999 and 1998,  and the results of its  operations and its cash flows for  each of the  years  then  ended in  conformity  with  generally  accepted accounting principles.

Denver, Colorado
January 20, 2000

                                              /s/Comiskey & Company
                                                 Comiskey & Company
                                                 PROFESSIONAL CORPORATION

                             COGNIGEN CORPORATION
 (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                                Balance Sheets

                                                                      June 30,
                                                             ------------------------
                                                               1999           1998
                                                             ---------      ---------
                                         Assets
Current assets
  Cash and cash equivalents                                  $  21,248      $  14,390
  Commissions receivable                                       279,507         19,956
  Inventory                                                     25,076         38,301
  Prepaid excise taxes                                             752          1,149
                                                             ---------      ---------
   Total current assets                                        326,583         73,796
                                                             ---------      ---------

Equipment - at cost
  Telephone system                                               3,035             -
  Computers                                                     17,804             -
  Furniture                                                        790             -
  Capitalized software                                         125,000        125,000
                                                             ---------      ---------
                                                               146,629        125,000
  Less accumulated depreciation                                (67,273)       (37,500)
                                                             ---------      ---------
                                                                79,356         87,500
                                                             ---------      ---------

Other assets
  Deferred income tax asset                                         74          2,718
  Deposits                                                       1,500             -
                                                             ---------      ---------
                                                                 1,574          2,718
                                                             ---------      ---------

Total assets                                                 $ 407,513      $ 164,014
                                                             =========      =========

                          Liabilities and Stockholders' Equity

Current liabilities
  Accounts payable                                           $   1,024      $      -
  Commissions payable                                          184,268         40,346
  Deferred revenue                                              71,763         31,451
  Income taxes payable                                          13,770          2,032
  Payroll taxes payable                                         50,403         22,918
                                                             ---------      ---------
   Total current liabilities                                   321,228         96,747
                                                             ---------      ---------

Stockholders' equity
  Common stock; $0.01 par value, 100,000 shares
   authorized; 91,000 shares issued and outstanding                910            910
  Additional paid-in capital                                   124,100        124,100
  Retained deficit                                             (38,725)       (57,743)
                                                             ---------      ---------
   Total stockholders' equity                                   86,285         67,267
                                                             ---------      ---------

Total liabilities and stockholders' equity                   $ 407,513      $ 164,014
                                                             =========      =========

                       See notes to financial statements.

                              COGNIGEN CORPORATION
 (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                  Statements of Income and Retained Earnings

                                                                For the Years Ended
                                                                      June 30,
                                                            --------------------------
                                                                1999            1998
                                                            ----------      ----------

Revenues
  Commission income                                          $ 765,416      $  615,090
  Calling card sales                                         1,041,985         237,113
                                                             ---------      ----------
                                                             1,807,401         852,203
                                                             ---------      ----------

Cost of revenues
  Commissions                                                  553,086         409,657
  Calling card cost of revenue                                 679,864         110,268
                                                             ---------      ----------
                                                             1,232,950         519,925
                                                             ---------      ----------

Gross profit                                                   574,451         332,278

Selling, general and administrative expenses                   541,051         381,885
                                                             ---------      ----------

Income (loss) before income taxes                               33,400         (49,607)

Provision for income taxes                                      14,382          (1,918)
                                                             ---------      ----------

Net income (loss)                                               19,018         (47,689)

Retained deficit
  Balance, beginning of the year                               (57,743)        (10,054)
                                                             ---------      ----------

  Balance, end of year                                       $ (38,725)     $  (57,743)
                                                             =========      ==========

Basic earnings per share                                     $     .21      $     (.52)
                                                             =========      ==========

                       See notes to financial statements.

                              COGNIGEN CORPORATION
 (A Business Acquired by Inter-American Telecommunications Holding Corporation)

                           Statements of Cash Flows

                                                                For the Years Ended
                                                                      June 30,
                                                             -------------------------
                                                               1999            1998
                                                             ---------      ----------

Cash flows from operating activities
  Net income (loss)                                          $  19,018      $  (47,689)
                                                             ---------      ----------
  Adjustments to reconcile net income to net cash
   provided by operating activities
   Depreciation                                                 29,773          25,000
   Deferred income taxes                                         2,644          (2,718)
   Changes in assets and liabilities
     Commissions receivable                                   (259,551)         58,824
     Inventory                                                  13,225         (38,301)
     Prepaid excise taxes                                          397          (1,149)
     Deposits                                                   (1,500)             -
     Accounts payable                                            1,024            (579)
     Commissions payable                                       143,922         (20,783)
     Deferred revenue                                           40,312          31,451
     Income taxes payable                                       11,738             800
     Payroll taxes payable                                      27,485          22,918
                                                             ---------      ----------
                                                                 9,469          75,463
                                                             ---------      ----------
      Net cash provided by operating activities                 28,487          27,774
                                                             ---------      ----------

Cash flows from investing activities
  Acquisition of equipment                                     (21,629)             -
                                                             ---------      ----------
      Net cash used by investing activities                    (21,629)             -
                                                             ---------      ----------

Cash flows from financing activities
      Net cash provided by financing activities                     -               -
                                                             ---------      ----------

Net increase in cash                                             6,858          27,774

Cash and cash equivalents, beginning of year                    14,390         (13,384)
                                                             ---------      ----------
Cash and cash equivalents, end of year                       $  21,248      $   14,390
                                                             =========      ==========

                       See notes to financial statements.

                              COGNIGEN CORPORATION
(A Business Acquired by Inter-American Telecommunications Holding Corporation)

                        Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies and Organization and
Presentation

Description of Business and Operations

Cognigen Corporation,  previously Cognigen Communications, was incorporated in the  state of  Nevada  in  February  1998.  Cognigen's  predecessor,  Cognigen
Communications,  was incorporated in the state of California in February 1997.
All   references  to  the  "Company"   or    "Cognigen"    refer  to  Cognigen
Corporation and include its predecessor.  Cognigen is an on-line marketer of a variety of telecommunication services.

Telecommunication  services  that are offered for sale include  both  domestic
and  international  long  distance,   international   callback  service,  high
bandwidth  web hosting  service,  IP  telephony  service  and prepaid  calling
cards.   Services   other  than   prepaid   calling   cards  are  provided  by
telecommunication  companies with which  Cognigen has on-going  relationships.
Commissions  are  paid to  Cognigen  based  on the  sale  and  usage  of these telecommunication  services.  The  commission  rates vary among the providers.
Calling cards are purchased  from various  vendors at a discount from the face value.  Revenue is generated upon the sale of the calling cards.

Cognigen  services are marketed via a network of over thirty  thousand  agents worldwide.  Each  agent  has a  personalized  Web  page  that is  accessed  by customers and  potential  customers  looking for lower cost  telecommunication services.  Commissions  are paid on a sliding  scale to agents on both  direct and downlink sales.

Revenue Recognition

The Company records  commission  income when the underlying  telecommunication
service  is  rendered.   Commission  income  does  not  include  amounts  paid
separately to carriers for telecommunication services provided.

Calling  card  revenue is recorded  when the calling  cards are  shipped.  The
Company's  policy is to delay shipment of calling cards for a two-week  period after receipt of cash to allow for processing.  This delay results in deferred revenue,  which is recorded as liability  until the calling cards are shipped.
Calling   card   revenues   include   amounts   paid   for  the  cost  of  the
telecommunication services provided by third-party carriers.

General  and  administrative  expenses  are  charged as  incurred  to periodic income.

Statement of Cash Flows

For the purpose of the  statement  of cash flows,  the Company  considers  all highly liquid debt  instruments  purchased with an original  maturity of three months or less to be cash equivalents.

Commissions Receivable

Commissions    receivable   represent   amounts   due   from   providers   for
telecommunication  services  used  by  subscribers.  Typically  providers  pay commissions  due to  Cognigen  forty-five  days  after the usage  month end to allow for billing and collection.

No allowance for doubtful  accounts has been established by the Company and no bad debt expense has been recorded in either 1998 or 1999.

Inventory

Inventory  consists of prepaid  calling cards held for resale and is valued at the lower of cost or market.  Calling  cards are  purchased  from a variety of vendors  at a  discount  from the  face  value.  Excise  tax of 3% of the face value is paid at the time of  purchase.  When the  calling  card is sold,  the excise tax is collected and offset against the prepaid excise tax.

Property and Equipment

Property  and  equipment  is  stated  at  cost  and   depreciated   using  the
straight-line method over the following estimated useful lives:

      Telephone system                                        5 years
      Computers                                               3 years
      Furniture                                               5 years
      Capitalized software                                    5 years

Software  developed to support the  self-replicating  Web pages used to market
telecommunication   services  and   administer   agents'   sales  and  related
commissions  has  been  capitalized  according  to  the  provisions  of  AICPA
Statement  of  Position  98-1  "Accounting  for  Costs  of  Computer  Software
Developed or Obtained for Internal  Use".  Such  software was  contributed  in exchange for stock in the Company in February 1997.

Commissions Payable

Commissions  payable represent amounts due to agents as commission  related to the usage for which the Company is due  commission  income from its providers.
It is  the  Company's  policy  to pay  commission  to its  agents  only  after
receiving   commission  due  from  its  providers.   This  policy  results  in
approximately two months commission payable as of each year-end.

Income Taxes

The  Company  accounts  for  income  taxes in  accordance  with  SFAS No.  109
"Accounting  for  Income  Taxes"  which  requires  that  deferred  income  tax expenses be provided  based upon  estimated  future tax effects of differences
between  the  carrying   amounts  of  assets  and  liabilities  for  financial
reporting  purposes and the amounts  used for income tax  purposes  calculated based upon provisions of enacted tax laws.

Concentration of Credit Risk

The Company sells the telecommunication  services of various providers.  Based on the sales  efforts of the  Company's  agents,  a  concentration  of revenue and/or  receivables  can arise at various times. As of June 30, 1999 and 1998,
commissions   receivable   from   two   providers   comprised   64%  and  95%,
respectively,  of the total  commissions  receivable.  For the year ended June
30, 1998, 97% of commission  income was generated  from one provider.  For the year ended June 30, 1999, this provider's  proportionate  share of revenue had decreased to 21%, while a new provider contributed 42% of the total revenue.

Financial Instruments

Unless  otherwise  indicated,  the  fair  value  of all  reported  assets  and liabilities,  which represent  financial  instruments  (none of which are held for trading purposes) approximate the carrying values of such amounts.

Use of Estimates

The  preparation  of the Company's  financial  statements  in conformity  with
generally  accepted   accounting   principles   requires  management  to  make
estimates and assumptions  that affect the amounts reported in these financial statements  and  accompanying  notes.  Actual  results could differ from these estimates.

Earnings Per Share

The Company has adopted  Statement of Financial  Accounting  Standards No. 128
Earnings per Share"  (SFAS No. 128) that  requires  the  calculation  of basic earnings  per common  share,  which is computed by dividing  net income by the weighted  average  number of shares of common  stock  outstanding  during  the period,  and diluted  earnings per common share,  which is computed  using the
weighted   average   number  of  shares  of  common  stock  and  common  stock
equivalents.

Note 2 - Statements of Cash Flows

There were no cash  payments  made for interest or income taxes in either 1999 or 1998.

Note 3 - Income Taxes

The Company  computes and records taxes payable  based upon  determination  of taxable income,  which is different from pre-tax  financial  statement income.
Such differences  arise from the reporting of financial  statement  amounts in different  periods for tax purposes.  The timing  differences  are a result of different accounting methods being used for financial and tax reporting.

The components of income tax expense (benefit) are:
                                                                     June 30,
                                                            --------------------------
                                                               1999            1998
                                                            ----------      ----------
Taxes currently payable                                     $   11,738      $      800
Change in deferred tax assets                                    2,644          (2,718)
                                                            ----------      ----------
                                                            $   14,382      $   (1,918)
                                                            ==========      ==========

The  Company's  total  deferred  tax assets,  deferred  tax  liabilities,  and deferred tax valuation  allowance at June 30, 1999 and 1998 are as follows:
                                                                     June 30,
                                                            --------------------------
                                                               1999            1998
                                                            ----------      ----------
Deferred tax assets
  Deductible temporary differences                          $       74      $       -
  Non-benefited tax losses and credits                              -            2,718
                                                            ----------      ----------
   Total deferred tax assets                                        74           2,718
                                                            ----------      ----------
   Net deferred tax assets                                  $       74      $    2,718
                                                            ==========      ==========

The provision for income taxes was different  than the amount  computed  using the statutory income tax rate for the reasons following:

                                                                     June 30,
                                                            --------------------------
                                                               1999            1998
                                                            ----------      ----------
  Tax computed at statutory rate                            $    5,010      $   (7,441)
  State taxes                                                    5,744              -
  Other, non-deductible expenses                                 3,628           5,523
                                                            ----------      ----------
   Provision for income taxes                               $   14,382      $   (1,918)
                                                            ==========      ==========

Note 5 - Commitments and Contingencies

The Company  leases  certain  office space under an operating  lease  expiring
September  30, 1999 with monthly  payments of $900 and an option to renew on a month-to-month  basis at $945 per month.  Total  expense  for the years  ended
June 30, 1999 and 1998 was $7,815 and $0, respectively.

The Company is not involved in any lawsuits or litigation.

Note 6 - Related Parties

Prior to October 1, 1998,  the  corporate  offices of the Company  were in the personal  residence  of the  two of  the  Company's  directors.  No  rent  was charged for the use of the space.

Note 7 - Subsequent Event

On July 1, 1999,  the Company  entered into an agreement  with  Inter-American
Telecommunications  Corporation  ("ITHC")  to sell all of its  assets to ITHC.
The  purchase  price  included  31,286,894  shares  of ITHC  common  stock (as adjusted for ITHC's reverse  acquisition of Silverthorne  Production  Company, see notes to the ITHC financial  statements at June 30, 1999),  and a $300,000 note  payable due October 1, 1999.  The  agreement  also calls for a four-year employment contract between ITHC and Kevin Anderson,  Cognigen's founder,  who was not related to ITHC prior to the acquisition.

ITHC was  incorporated on July 24, 1998 and had no operations  during the year ended  June 30,  1999.  Proforma  financial  results  would  include  only the results of operations of Cognigen.

                                    EXHIBIT B

                             COGNIGEN NETWORKS, INC.

                         2001 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN

     1.  Purposes  of  the  Plan.  The  purposes  of  this  2001  Incentive  and
Nonstatutory  Stock  Option  Plan are to attract  and retain the best  available personnel for positions of  substantial  responsibility,  to provide  additional incentive to the  Employees  and  Consultants  of the Company and to promote the success of the  Company's  business.  Options  granted  hereunder  may be either
"incentive  stock  options," as defined in Section 422 of the  Internal  Revenue
Code of 1986, as amended, or "non-statutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

          a. "Board" shall mean the Committee, if one has been appointed, or the
     Board of Directors of the Company if no Committee is appointed.

          b. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          c. "Common  Stock" shall mean the $0.001 par value common stock of the
     Company.

          d.  "Company"   shall  mean  Cognigen   Networks,   Inc.,  a  Colorado
     corporation.

          e.  "Committee"  shall mean the  Committee  appointed  by the Board in accordance  with  paragraph  (a)  of  Section  4 of  the  Plan,  if  one is appointed, or the Board if no committee is appointed.

          f. "Consultant" shall mean any person who is engaged by the Company or any Subsidiary to render  consulting  services and is compensated  for such consulting services,  but does not include a director of the Company who is compensated  for  services  as  a  director  only  with  the  payment  of a director's fee by the Company.

          g.  "Continuous  Status as an Employee"  shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered  interrupted in the case of sick leave, military  leave,  or any other  leave of  absence  approved  by the  Board;
     provided  that  such  leave  is for a period  of not  more  than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          h. "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or  Subsidiary  of the  Company.  The
     payment of a  director's  fee by the  Company  shall not be  sufficient  to constitute "employment" by the Company.

          i. "Incentive Stock Option" shall mean an Option, which is intended to qualify as an incentive  stock option  within the meaning of Section 422 of the Code.

          j. "Non-Employee Director" shall mean a director who:

               (i) Is not  currently an officer (as defined in Section  16a-1(f)
          of the Securities  Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

               (ii)  Does  not   receive   compensation,   either   directly  or
          indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a  director,  except  for an amount  that does not  exceed  the dollar amount for which disclosure would be required  pursuant to Item 404(a)
          of Regulation S-K adopted by the United States Securities and Exchange
          Commission.

               (iii) Does not possess an interest in any other  transaction  for which  disclosure  would  be  required  pursuant  to  Item  404(a)  of
          Regulation  S-K adopted by the United States  Securities  and Exchange
          Commission.

          k. "Nonstatutory Stock Option" shall mean an Option granted under this
     Plan,  which does not qualify as an Incentive  Stock Option.  To the extent that the aggregate fair market value of Optioned  Stock to which  Incentive
     Stock Options  granted under Options to an Employee are exercisable for the first time  during any  calendar  year (under the Plan and all plans of the
     Company or any Parent or Subsidiary)  exceeds $100,000,  such Options shall be treated as Nonstatutory Stock Options under the Plan. The aggregate fair market value of the Optioned  Stock shall be  determined  as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified  incentive stock options under Section 422 of the Code and which Incentive  Stock Options  exercisable for the first time in a particular year in excess of the $100,000  limitation shall be treated as  Nonstatutory  Stock Options  shall be determined  based on the order in which such Options were granted in  accordance  with Section  422(d) of the
     Code.

          l. "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock
     Option or both.

          m. "Optioned Stock" shall mean the Common Stock subject to an Option.

          n. "Optionee" shall mean an Employee or other person who is granted an
     Option.

          o.  "Parent"  shall  mean  a  "parent  corporation,"  whether  now  or hereafter existing, as defined in Section 424(e) of the Code.

          p. "Plan" shall mean this 2000 Incentive and Nonstatutory Stock Option
     Plan.

          q. "Share"  shall mean a share of the Common Stock of the Company,  as adjusted in accordance with Section 11 of the Plan.

          r. "Stock  Option  Agreement"  shall mean the  agreement to be entered into between the Company and each Optionee  which shall set forth the terms and  conditions  of each Option  granted to each  Optionee,  including  the number of Shares  underlying  such  Option and the  exercise  price of each
     Option granted to such Optionee under such agreement.

          s. "Subsidiary" shall mean a "subsidiary  corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock  Subject to the Plan.  Subject to the  provisions of Section 11 of the Plan, the maximum aggregate number of Shares, which may be optioned and sold under  the  Plan,  is  5,000,000  shares  of Common  Stock.  The  Shares  may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become  unexercisable  for any reason  without having been exercised in full, the unpurchased  Shares which were subject thereto shall,  unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          a.  Procedure.  The  Plan  shall  be  administered  by the  Board or a
     Committee  appointed by the Board  consisting  of two or more  Non-Employee
     Directors to  administer  the Plan on behalf of the Board,  subject to such terms and conditions as the Board may prescribe.

               (i) Once  appointed,  the Committee shall continue to serve until otherwise  directed by the Board (which for purposes of this paragraph
          (a)(i)  of this  Section  4 shall  be the  Board of  Directors  of the
          Company).  From time to time the Board  may  increase  the size of the
          Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in  substitution  therefore, fill vacancies  however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (ii) Members of the Board who are granted,  or have been granted,
          Options may vote on any matters  affecting the  administration  of the
          Plan or the grant of any Options pursuant to the Plan.

          b. Powers of the Board.  Subject to the  provisions  of the Plan,  the
     Board shall have the authority, in its discretion:

               (i) To grant  Incentive  Stock  Options  and  Nonstatutory  Stock
          Options or both as provided and identified in a separate written Stock
          Option Agreement to each Optionee granted such Option or Options under the Plan; provided however,  that in no event shall an Incentive Stock
          Option and a Nonstatutory Stock Option granted to any Optionee under a single  Stock  Option  Agreement  be subject  to a  "tandem"  exercise arrangement  such that the  exercise  of one such  Option  affects the
          Optionee's right to exercise the other Option granted under such Stock
          Option Agreement;

               (ii) To  determine,  upon review of relevant  information  and in accordance with Section 8(b) of the Plan, the fair market value of the
          Common Stock;

               (iii) To determine the exercise  price per Share of Options to be granted,  which exercise price shall be determined in accordance  with
          Section 8(a) of the Plan;

               (iv) To determine the Employees or other persons to whom, and the time or times at which,  Options  shall be  granted  and the number of
          Shares to be represented by each Option;

               (v) To interpret the Plan;

               (vi) To  prescribe,  amend  and  rescind  rules  and  regulations relating to the Plan;

               (vii) To  determine  the  terms  and  provisions  of each  Option granted  (which need not be  identical)  and,  with the consent of the holder thereof, modify or amend each Option;

               (viii) To  accelerate or defer (with the consent of the Optionee)
          the exercise  date of any Option,  consistent  with the  provisions of
          Section 7 of the Plan;

               (ix) To authorize  any person to execute on behalf of the Company
          any  instrument   required  to  effectuate  the  grant  of  an  Option
          previously granted by the Board; and

               (x)  To  make  all  other  determinations   deemed  necessary  or
          advisable for the administration of the Plan.

          c.  Effect of Board's  Decision.  All  decisions,  determinations  and interpretations  of the Board shall be final and  binding on all  Optionees and any other permissible holders of any Options granted under the Plan.

     5. Eligibility.

          a. Persons Eligible.  Options may be granted to any person selected by the Board.  Incentive  Stock Options may be granted only to  Employees.  An
     Employee,  who  is  also  a  director  of  the  Company,  its  Parent  or a
     Subsidiary, shall be treated as an Employee for purposes of this Section 5.
     An  Employee or other  person who has been  granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          b. No Effect on  Relationship.  The Plan  shall  not  confer  upon any
     Optionee  any right with respect to  continuation  of  employment  or other relationship  with the Company nor shall it  interfere  in any way with his right  or  the  Company's  right  to  terminate  his  employment  or  other relationship at any time.

     6. Term of Plan. The Plan became effective on the date the Plan is approved by the  shareholders  of the Company in accordance with Section 422 of the Code.
It shall  continue in effect until a date that is 10 years after such  approval, unless sooner terminated under Section 13 of the Plan.

     7. Term of Option.  The term of each Option shall be 10 years from the date of grant  thereof or such  shorter  term as may be provided in the Stock  Option
Agreement.  However, in the case of an Option granted to an Optionee who, at the time the Option is granted,  owns stock  representing more than 10% of the total combined  voting  power of all  classes of stock of the Company or any Parent or
Subsidiary,  if the Option is an Incentive Stock Option,  the term of the Option shall be five years from the date of grant  thereof or such  shorter time as may be provided in the Stock Option Agreement.

     8. Exercise Price and Consideration.

          a. Exercise  Price.  The per Share exercise price for the Shares to be issued  pursuant  to  exercise  of an  Option  shall  be such  price  as is determined  by the  Board,  but the  per  Share  exercise  price  under  an
     Incentive Stock Option shall be subject to the following:

               (i) If granted to an  Employee  who,  at the time of the grant of such Incentive Stock Option,  owns stock representing more than 10% of the voting  power of all classes of stock of the Company or any Parent or  Subsidiary,  the per Share  exercise  price shall not be less than
          110% of the fair market value per Share on the date of grant.

               (ii) If granted  to any other  Employee,  the per Share  exercise price shall not be less than 100% of the fair  market  value per Share on the date of grant.

          b. Determination of Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows:

               (i) If the Common Stock is listed on the New York Stock Exchange,
          the  American  Stock  Exchange  or  such  other  securities   exchange
          designated by the Board, or admitted to unlisted trading privileges on any such  exchange,  or if the  Common  Stock is quoted on a  National
          Association of Securities  Dealers,  Inc.  system that reports closing prices, the fair market value shall be the closing price of the Common
          Stock as  reported  by such  exchange  or  system  on the day the fair market value is to be determined,  or if no such price is reported for such day, then the  determination of such closing price shall be as of the last  immediately  preceding  day on which the closing price is so reported;

               (ii) If the Common Stock is not so listed or admitted to unlisted trading  privileges  or so quoted,  the fair market value shall be the average of the last  reported  highest bid and the lowest asked prices quoted  on  the  National  Association  of  Securities  Dealers,  Inc.
          Automated Quotations System or, if not so quoted, then by the National
          Quotation Bureau, Inc. on the day the fair market value is determined;
          or

               (iii)  If the  Common  Stock  is not so  listed  or  admitted  to unlisted trading privileges or so quoted, and bid and asked prices are not  reported,  the fair  market  value  shall be  determined  in such reasonable manner as may be prescribed by the Board.

          c.  Consideration and Method of Payment.  The consideration to be paid for the  Shares to be issued  upon  exercise  of an Option,  including  the method  of  payment,  shall be  determined  by the  Board  and may  consist entirely of cash, check,  other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate  exercise price of the
     Shares as to which said Option shall be exercised,  or any  combination  of such methods of payment,  or such other consideration and method of payment for the  issuance  of Shares to the  extent  permitted  under the  Colorado
     Business Corporation Act.

     9. Exercise of Option.

          a. Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder  shall be exercisable at such times and under such  conditions as determined by the Board, including performance criteria with respect to the
     Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          In the sole  discretion  of the Board,  at the time of the grant of an
     Option or  subsequent  thereto but prior to the  exercise of an Option,  an
     Optionee  may be  provided  with  the  right  to  exchange,  in a  cashless transaction,  all or part of the Option for Common  Stock of the Company on terms and conditions determined by the Board.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised  when written notice of such exercise has been given to the Company in accordance  with the terms of the
     Option by the person  entitled to exercise  the Option and full payment for the Shares with respect to which the Option is exercised  has been received by the Company.  Full payment, as authorized by the Board, may consist of a consideration  and method of payment  allowable under Section 8(c) and this
     Section  9(a)  of  the  Plan.  Until  the  issuance  (as  evidenced  by the appropriate  entry on the books of the  Company  or of the duly  authorized transfer  agent of the Company) of the stock  certificate  evidencing  such
     Shares,  no right to vote or  receive  dividends  or any other  rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No  adjustment  will be made for a dividend or other  right  for  which  the  record  date is prior to the date the  stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner  shall result in a decrease in the number of Shares,  which thereafter may be available,  both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          b.  Termination of Status as an Employee.  In the case of an Incentive
     Stock Option,  if any Employee ceases to serve as an Employee,  he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the date he ceases to be an  Employee,  exercise his Option to the extent that he was entitled to exercise it at the date of such termination.  To the extent that he was not entitled to exercise the Option at the date of such  termination,  or if he does not exercise  such Option  (which he was entitled to exercise)  within the time specified herein, the Option shall terminate.

          c.  Disability of Optionee.  In the case of an Incentive Stock Option, notwithstanding  the  provisions  of Section  9(b)  above,  in the event an
     Employee  is unable to continue as an Employee as a result of his total and permanent  disability (as defined in Section 22(e)(3) of the Code), he may, but  only  within  such  period  of time  not  exceeding  12  months  as is determined by the Board at the time of grant of the Option from the date of termination,  exercise his Option to the extent he was entitled to exercise it at the date of such termination.  To the extent that he was not entitled to  exercise  the  Option  at the  date of  termination,  or if he does not exercise  such Option  (which he was entitled to exercise)  within the time specified herein, the Option shall terminate.

          d. Death of Optionee. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

               (i) During the term of the Option if the Optionee was at the time of his  death an  Employee  and had been in  Continuous  Status  as an
          Employee  or  Consultant  since the date of grant of the  Option,  the
          Option may be  exercised,  at any time within 12 months  following the date of death,  by the  Optionee's  estate or by a person who acquired the right to exercise the Option by bequest or  inheritance,  but only to the extent of the right to exercise that would have accrued had the
          Optionee  continued  living and  remained in  Continuous  Status as an
          Employee 12 months after the date of death; or

               (ii) Within such period of time not exceeding  three months as is determined  by the Board at the time of grant of the Option  after the termination  of  Continuous  Status as an Employee,  the Option may be
          exercised,  at any time within 12 months  following the date of death, by the  Optionee's  estate or by a person  who  acquired  the right to exercise the Option by bequest or inheritance,  but only to the extent of the right to exercise that had accrued at the date of termination.

     10.  Non-transferability  of Options.  Unless permitted by the Code, in the case  of an  Incentive  Stock  Option,  the  Option  may not be  sold,  pledged, assigned, hypothecated,  transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization  or Merger.  Subject to any
required action by the shareholders of the Company, the number of Shares covered by each outstanding  Option, and the number of Shares which have been authorized for issuance  under the Plan but as to which no Options have yet been granted or which have been  returned to the Plan upon  cancellation  or  expiration  of any
Option, as well as the price per Share covered by each such outstanding  Option, shall be proportionately  adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or  reclassification  of the Common Stock,  or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of  consideration  by the Company;  provided,  however,  that  conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of  consideration."  Such adjustment shall be made by the Board, whose  determination  in that respect  shall be final,  binding and  conclusive.
Except as  expressly  provided  herein,  no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the
Option will terminate  immediately  prior to the  consummation  of such proposed action,  unless otherwise  provided by the Board. The Board may, in the exercise of its  sole  discretion  in such  instances,  declare  that  any  Option  shall terminate  as of a date fixed by the Board and give each  Optionee  the right to exercise  his  Option  as to all or any part of the  Optioned  Stock,  including
Shares as to which the Option would not otherwise be  exercisable.  In the event of the proposed sale of all or  substantially  all of the assets of the Company, or the merger of the Company with or into another  corporation  in a transaction in which the  Company is not the  survivor,  the  Option  shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or  substitution, that the  Optionee  shall have the right to exercise the Option as to all of the
Optioned Stock,  including  Shares as to which the Option would not otherwise be exercisable.  If the  Board  makes  an  Option  fully  exercisable  in  lieu  of assumption or substitution in the event of such a merger or sale of assets,  the
Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such  notice,  and the Option will  terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes,  be the date on which the Board makes the determination  granting such
Option.  Notice of the  determination  shall be given to each  Employee or other person to whom an Option is so granted  within a reasonable  time after the date of such  grant.  Within a  reasonable  time  after  the date of the  grant of an
Option,  the  Company  shall  enter into and  deliver to each  Employee or other person  granted  such Option a written  Stock  Option  Agreement  as provided in
Sections  2(r) and 16 hereof,  setting  forth the terms and  conditions  of such
Option.

     13. Amendment and Termination of the Plan.

          a.  Amendment  and  Termination.  The Board may amend or terminate the
     Plan from time to time in such  respects  as the Board may deem  advisable;
     provided that, the following revisions or amendments shall require approval of the  shareholders  of the Company  holding a majority of the outstanding voting stock of the Company, who are present or represented and entitled to vote thereon, or by unanimous written consent of the shareholders:

               (i) An increase in the number of Shares subject to the Plan above the number of Shares set forth in Section 3 of the Plan, other than in connection with an adjustment under Section 11 of the Plan;

               (ii) Any  change in the  designation  of the  class of  Employees eligible to be granted Incentive Stock Options; or

               (iii) Any material amendment under the Plan that would have to be approved by the  shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan.

          b.  Effect  of  Amendment  or  Termination.   Any  such  amendment  or
     termination of the Plan shall not affect Options  already  granted and such
     Options  shall  remain in full force and effect as if the Plan had not been amended  or  terminated,  unless  mutually  agreed  otherwise  between  the
     Optionee and the Board,  which  agreement  must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and  delivery of such Shares  pursuant  thereto  shall  comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended,  the  Securities  Exchange  Act of 1934,  as  amended,  the  rules  and regulations  promulgated  thereunder,  applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further  subject to the approval of legal  counsel for the Company with respect to such compliance.

     As a condition to the  existence of an Option,  the Company may require the person  exercising  such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any
present   intention   to  sell  or   distribute   such  Shares  and  such  other
representations  and  warranties  which in the opinion of legal  counsel for the
Company,  are  necessary or  appropriate  to  establish  an  exemption  from the registration  requirements  under  applicable  federal and state securities laws with respect to the acquisition of such Shares.

     15. Reservation of Shares. The Company,  during the term of this Plan, will at all  times  reserve  and keep  available  such  number  of Shares as shall be sufficient to satisfy the requirements of the Plan.  Inability of the Company to obtain authority from any regulatory body having  jurisdiction,  which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share  hereunder,  shall  relieve the  Company of any  liability relating to the failure to issue or sell such Shares as to which such  requisite authority shall not have been obtained.

     16. Option  Agreement.  Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

     17.  Information to Optionees.  The Company shall provide to each Optionee, during the period for which such  Optionee has one or more Options  outstanding, copies of all annual  reports and other  information,  which are provided to all shareholders  of the Company.  The Company shall not be required to provide such information  if the  issuance  of  Options  under  the  Plan is  limited  to key employees  whose duties in  connection  with the Company  assure their access to equivalent information.

     18.  Gender.  As used herein,  the  masculine,  feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

     19. CHOICE OF LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION,  VALIDITY AND
INTERPRETATION  OF THIS  PLAN AND THE  INSTRUMENTS  EVIDENCING  OPTIONS  WILL BE
GOVERNED BY THE  INTERNAL  LAW,  AND NOT THE LAW OF  CONFLICTS,  OF THE STATE OF
DELAWARE.

     IN WITNESS WHEREOF,  the Company has caused its duly authorized  officer to execute this Plan effective as of _______________, 2001.

                                                     COGNIGEN NETWORKS, INC.,
                                                     a Colorado corporation

                                             By:
                                                ------------------------------
                                                Darrell H. Hughes, President